                                                                   Exhibit 10.30

                                LOAN AGREEMENT

                      ($70,000,000 TERM LOAN A FACILITY,

                       $80,000,000 TERM LOAN B FACILITY

                                      AND

                     $100,000,000 REVOLVING LOAN FACILITY)

                         dated as of December 19, 2000

                                     AMONG

                             CARROLS CORPORATION,
                                 as Borrower,

                           THE CHASE MANHATTAN BANK,
                           as Agent and as a Lender,

                            BANK OF AMERICA, N.A.,
                     as Syndication Agent and as a Lender,

                            SUNTRUST BANK, ATLANTA,
                    as Documentation Agent and as a Lender,

                   MANUFACTURERS AND TRADERS TRUST COMPANY,
                         as Co-Agent and as a Lender,

                                      AND

                      THE OTHER LENDERS NOW OR HEREAFTER
                                PARTIES HERETO

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                                                        ----

1.   Definitions.......................................................    1
     -----------
     1.1  Certain Defined Terms........................................    1
          ---------------------
     1.2  Miscellaneous................................................   24
          -------------

2.   Commitments and Loans.............................................   24
     ---------------------
     2.1  Loans........................................................   24
          -----
     2.2  Letters of Credit............................................   25
          -----------------
     2.3  Terminations or Reductions of  Commitments...................   29
          ------------------------------------------
     2.4  Commitment Fees..............................................   29
          ---------------
     2.5  Several Obligations..........................................   29
          -------------------
     2.6  Notes........................................................   30
          -----
     2.7  Use of Proceeds..............................................   30
          ---------------

3.   Borrowings, Payments, Prepayments and Interest Options............   30
     ------------------------------------------------------
     3.1  Borrowings...................................................   30
          ----------
     3.2  Prepayments..................................................   31
          -----------
     3.3  Interest Options.............................................   34
          ----------------

4.   Payments; Pro Rata Treatment; Computations, Etc...................   38
     ------------------------------------------------
     4.1  Payments.....................................................   38
          --------
     4.2  Pro Rata Treatment...........................................   39
          ------------------
     4.3  Certain Actions, Notices, Etc................................   40
          ------------------------------
     4.4  Non-Receipt of Funds by Agent................................   40
          -----------------------------
     4.5  Sharing of Payments, Etc.....................................   41
          -------------------------

5.   Conditions Precedent..............................................   41
     --------------------
     5.1  Initial Loans and Letters of Credit..........................   41
          -----------------------------------
     5.2  All Loans and Letters of Credit..............................   43
          -------------------------------

6.   Representations and Warranties....................................   44
     ------------------------------
      6.1  Organization................................................   44
           ------------
      6.2  Financial Statements........................................   44
           --------------------
      6.3  Enforceable Obligations; Authorization......................   44
           --------------------------------------
      6.4  Other Debt..................................................   45
           ----------
      6.5  Litigation..................................................   45
           ----------
      6.6  Title.......................................................   45
           -----
      6.7  Taxes.......................................................   45
           -----
      6.8  Regulations T, U and X......................................   45
           ----------------------
      6.9  Subsidiaries................................................   45
           ------------
     6.10  No Untrue or Misleading Statements..........................   45
           ----------------------------------
     6.11  ERISA.......................................................   46
           -----
     6.12  Investment Company Act......................................   46
           ----------------------

     6.13  Public Utility Holding Company Act..........................  46
           ----------------------------------
     6.14  Solvency....................................................  46
           --------
     6.15  Fiscal Year.................................................  46
           -----------
     6.16  Compliance..................................................  46
           ----------
     6.17  Environmental Matters.......................................  46
           ---------------------
     6.18  Certificate of Title Property; Property of Excluded
           ---------------------------------------------------
            Subsidiaries...............................................  47
            ------------
     6.19  Collateral Covered..........................................  47
           ------------------
     6.20  Subordinated Indebtedness...................................  47
           -------------------------

7.   Affirmative Covenants.............................................  47
     ---------------------
      7.1  Taxes, Existence, Regulations, Property, Etc................  47
           ---------------------------------------------
      7.2  Financial Statements and Information........................  48
           ------------------------------------
      7.3  Financial Tests.............................................  48
           ---------------
      7.4  Inspection..................................................  49
           ----------
      7.5  Further Assurances..........................................  49
           ------------------
      7.6  Books and Records...........................................  49
           -----------------
      7.7  Insurance...................................................  49
           ---------
      7.8  Notice of Certain Matters...................................  50
           -------------------------
      7.9  Interest Rate Risk..........................................  50
           ------------------
     7.10  Capital Adequacy............................................  50
           ----------------
     7.11  ERISA Information and Compliance............................  51
           --------------------------------
     7.12  Additional Security Documents...............................  52
           -----------------------------

8.   Negative Covenants................................................  52
     ------------------
      8.1  Borrowed Money Indebtedness.................................  52
           ---------------------------
      8.2  Liens.......................................................  53
           -----
      8.3  Contingent Liabilities......................................  53
           ----------------------
      8.4  Mergers, Consolidations and Dispositions of Assets..........  53
           --------------------------------------------------
      8.5  Redemption, Dividends and Distributions.....................  54
           ---------------------------------------
      8.6  Nature of Business..........................................  54
           ------------------
      8.7  Transactions with Related Parties...........................  54
           ---------------------------------
      8.8  Loans and Investments.......................................  54
           ---------------------
      8.9  Subsidiaries................................................  54
           ------------
     8.10  Key Agreements..............................................  55
           --------------
     8.11  Organizational Documents....................................  55
           ------------------------
     8.12  Certificate of Title Property; Excluded Subsidiaries........  55
           ----------------------------------------------------
     8.13  Unfunded Liabilities........................................  55
           --------------------
     8.14  Acquisitions of Assets......................................  55
           ----------------------
     8.15  Subordinated Indebtedness...................................  56
           -------------------------
     8.16  Synthetic Repurchases of Equity or Debt.....................  56
           ---------------------------------------

9.   Defaults..........................................................  56
     --------
       9.1  Events of Default..........................................  56
            -----------------
       9.2  Right of Setoff............................................  59
            ---------------
       9.3  Collateral Account.........................................  59
            ------------------
       9.4  Preservation of Security for Unmatured Reimbursement
            ----------------------------------------------------
             Obligations...............................................  59
             -----------

       9.5  Remedies Cumulative........................................  60
            -------------------

10.   Agent............................................................  60
      -----
      10.1  Appointment, Powers and Immunities.........................  60
            ----------------------------------
      10.2  Reliance...................................................  61
            --------
      10.3  Defaults...................................................  61
            --------
      10.4  Material Written Notices...................................  62
            ------------------------
      10.5  Rights as a Lender.........................................  62
            ------------------
      10.6  Indemnification............................................  62
            ---------------
      10.7  Non-Reliance on Agent and Other Lenders....................  62
            ---------------------------------------
      10.8  Failure to Act.............................................  63
            --------------
      10.9  Resignation or Removal of Agent............................  63
            -------------------------------
     10.10  No Partnership.............................................  63
            --------------
     10.11  Co-Agents..................................................  63
            ---------

11.  Miscellaneous.....................................................  64
     -------------
      11.1  Waiver.....................................................  64
            ------
      11.2  Notices....................................................  64
            -------
      11.3  Expenses, Etc..............................................  64
            --------------
      11.4  Indemnification............................................  65
            ---------------
      11.5  Amendments, Etc............................................  65
            ----------------
      11.6  Successors and Assigns.....................................  66
            ----------------------
      11.7  Limitation of Interest.....................................  68
            ----------------------
      11.8  Survival...................................................  69
            --------
      11.9  Captions...................................................  69
            --------
     11.10  Counterparts...............................................  69
            ------------
     11.11  Governing Law..............................................  69
            -------------
     11.12  Severability...............................................  70
            ------------
     11.13  Tax Forms..................................................  70
            ---------
     11.14  Conflicts Between This Agreement and the Other Loan
            ---------------------------------------------------
             Documents.................................................  70
             ---------
     11.15  Jury Waiver................................................  70
            -----------
     11.16  Limitation on Charges; Substitute Lenders;
            ------------------------------------------
             Non-Discrimination........................................  70
             ------------------
     11.17  Amendment and Restatement; Renewal Notes...................  71
            ----------------------------------------

EXHIBITS
--------
     A -- Request for Extension of Credit
     B -- Rate Designation Notice
     C -- Term Note A
     D -- Revolving Note
     E -- Assignment and Acceptance
     F -- Compliance Certificate
     G -- Term Note B

                                 LOAN AGREEMENT
                                 --------------


     THIS LOAN AGREEMENT is made and entered into as of December 19, 2000 (the "Effective Date"), by and among CARROLS CORPORATION, a Delaware corporation
---------------
(together with its permitted successors, herein called the "Borrower"); each of
                                                            --------
the lenders which is or may from time to time become a party hereto (individually, a "Lender" and, collectively, the "Lenders"), BANK OF AMERICA,
                  ------                          -------
N.A., as Syndication Agent, SUNTRUST BANK, ATLANTA, as Documentation Agent, MANUFACTURERS AND TRADERS TRUST COMPANY, as Co-Agent, and THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as agent for the Lenders (in
       -----
such capacity, together with its successors in such capacity, the "Agent").
                                                                   -----

     The parties hereto agree as follows:

1.   Definitions.
     -----------

     1.1  Certain Defined Terms.
          ---------------------

     Unless a particular term, word or phrase is otherwise defined or the context otherwise requires, capitalized terms, words and phrases used herein or in the Loan Documents (as hereinafter defined) have the following meanings (all definitions that are defined in this Agreement in the singular have the same meanings when used in the plural and vice versa):
                                     ----------

     Accounts, Equipment, General Intangibles and Inventory shall have the
     --------  ---------  -------------------     ---------
respective meanings assigned to them in the Uniform Commercial Code enacted in the State of New York in force on the Effective Date.

     Additional Interest means the aggregate of all amounts accrued or paid
     -------------------
pursuant to the Notes or any of the other Loan Documents (other than interest on the Notes at the Stated Rate) which, under applicable laws, are or may be deemed to constitute interest on the indebtedness evidenced by the Notes.

     Additional Collateral shall have the meaning ascribed to such term in
     ---------------------
Section 7.8 hereof.
-----------

     Additional Collateral Event shall have the meaning ascribed to such term in
     ---------------------------
Section 7.8 hereof.
-----------

     Adjusted LIBOR means, with respect to each Interest Period applicable to a
     --------------
LIBOR Borrowing, a rate per annum equal to the quotient, expressed as a percentage, of (a) LIBOR with respect to such Interest Period divided by (b)
1.0000 minus the Eurodollar Reserve Requirement in effect on the first day of such Interest Period.

     Affiliate means any Person controlling, controlled by or under common
     ---------
control with any other Person.  For purposes of this definition, "control"
                                                                  -------
(including "controlled by" and "under common control with") means the
            -------------       -------------------------
possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

     Agreement means this Loan Agreement, as it may from time to time be
     ---------
amended, modified, restated or supplemented.

     Annual Audited Financial Statements means the annual financial statements
     -----------------------------------
of a Person, including all notes thereto, which statements shall include a balance sheet as of the end of such fiscal year and an income statement and a statement of cash flows for such fiscal year, all setting forth in comparative form the corresponding figures from the previous fiscal year, all prepared in conformity with GAAP in all material respects, and accompanied by the opinion of independent certified public accountants of recognized national standing, which shall state that such financial statements present fairly in all material respects the financial position of such Person and, if such Person has any Subsidiaries (other than Non-Recourse Subsidiaries), its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) as of the date thereof and the results of its operations for the period covered thereby in conformity with GAAP. Such statements of Borrower shall be accompanied by a certificate of such accountants that in making the appropriate audit and/or investigation in connection with such report and opinion, such accountants did not become aware of any Default relating to the financial tests set forth in Section 7.3 hereof
                                                            -----------
or, if in the opinion of such accountants any such Default exists, a description of the nature and status thereof.

     Applications means all applications and agreements for Letters of Credit,
     ------------
or similar instruments or agreements, in Proper Form, now or hereafter executed by any Person in connection with any Letter of Credit now or hereafter issued or to be issued under the terms hereof at the request of any Person.

     Assignment and Acceptance shall have the meaning ascribed to such term in
     -------------------------
Section 11.6 hereof.
------------

     Bankruptcy Code means the United States Bankruptcy Code, as amended, and
     ---------------
any successor statute.

     Base Rate means for any day a rate per annum equal to the lesser of (a) the
     ---------
applicable Margin Percentage from time to time in effect plus the greater of (1) the Prime Rate for that day and (2) the Federal Funds Rate for that day plus
1/2 of 1% or (b) the Ceiling Rate. If for any reason Agent shall have determined (which determination shall be conclusive and binding, absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including, without limitation, the inability or failure of Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall, until the circumstances giving rise to such inability no longer exist, be the lesser of (a) the Prime Rate plus the applicable Margin Percentage from time to time in effect or (b) the Ceiling Rate.

     Base Rate Borrowing means that portion of the principal balance of the
     -------------------
Loans at any time bearing interest at the Base Rate.

     BKC means Burger King Corporation, a Florida corporation.
     ---

     BKC Consents means, collectively, (i) the Intercreditor Agreement dated as
     ------------
of February 12, 1999 executed by and among BKC, Borrower, Carrols Holdings and Agent and (ii) all other Intercreditor Agreements now or hereafter executed by BKC relating to any of the Mortgaged Properties or Excluded Assets, as the same may from time to time be amended, modified, supplemented or restated.

      Borrowed Money Indebtedness means, with respect to any Person, without
      ---------------------------
duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person,
(iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding obligations of such Person to creditors for raw materials, inventory, services and supplies and deferred payments for services to employees and former employees incurred in the ordinary course of such Person's business), (v) all capital lease obligations of such Person, (vi) all obligations of others secured by any lien on property or assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vii) Interest Rate Risk Indebtedness of such Person, (viii) all obligations of such Person in respect of outstanding letters of credit issued for the account of such Person and (ix) all guarantees of such Person of any of the foregoing.

     Business Day means any day other than a day on which commercial banks are
     ------------
authorized or required to close in New York City, New York or Houston, Texas.

     Capital Expenditures means, with respect to any Person for any period,
     --------------------
expenditures in respect of fixed or capital assets by such Person, including capital lease obligations incurred during such period (to the extent not already included), which would be reflected as additions to Property, plant or equipment on a balance sheet of such Person and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries), if any, prepared in accordance with GAAP; but excluding expenditures during such period for the repair or replacement of any
---------
fixed or capital asset which was destroyed or damaged, in whole or in part, to the extent financed by the proceeds of an insurance policy maintained by such Person.

     Carrols Holdings means Carrols Holdings Corporation, a Delaware
     ----------------
corporation.

     Ceiling Rate means, on any day, with respect to any Person, the maximum
     ------------
nonusurious rate of interest permitted for that day by whichever of applicable federal or New York (or any jurisdiction whose usury laws are deemed to apply to the Notes or any other Loan Documents despite the intention and desire of the parties to apply the usury laws of the State of New York) laws permits the higher interest rate, stated as a rate per annum. On each day, if any, that the Texas Finance Code establishes the Ceiling Rate, the Ceiling Rate shall be the "weekly ceiling" (as defined in (S)303 of the Texas Finance Code) for that day. Agent may from time to time, as to current and future balances, implement any other ceiling under the Texas Finance Code by notice to Borrower, if and to the extent permitted by the Texas Finance Code. Without notice to Borrower or any other person or entity, the Ceiling Rate shall automatically fluctuate upward and downward as and in the amount by which such maximum nonusurious rate of interest permitted by applicable law fluctuates.

     Co-Agents means, collectively, Manufacturers and Traders Trust Company, in
     ---------
its capacity as Co-Agent hereunder, Bank of America, N.A., in its capacity as Syndication Agent hereunder, and SunTrust Bank, Atlanta, in its capacity as Documentation Agent hereunder.

     Code means the Internal Revenue Code of 1986, as amended, as now or
     ----
hereafter in effect, together with all regulations, rulings and interpretations thereof or thereunder by the Internal Revenue Service.

     Collateral means all Property, tangible or intangible, real, personal or
     ----------
mixed, now or hereafter subject to the Security Documents.

     Commitment Fee Percentage means (i) on any day prior to the first day of
     -------------------------
the fiscal year 2001, 0.375% and (ii) on and after the first day of the fiscal year 2001, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Total Debt to EBITDA Ratio as of the last day of the most recently ended fiscal quarter of Borrower calculated by Agent as soon as practicable after receipt by Agent of all financial reports required under this Agreement with respect to such fiscal quarter (including a Compliance Certificate) (provided, however, that if the Commitment Fee Percentage is increased as a result of the reported Total Debt to EBITDA Ratio, such increase shall be retroactive to the date that Borrower was obligated to deliver such financial reports to Agent pursuant to the terms of this Agreement and provided further, however, that if the Commitment Fee Percentage is decreased as a result of the reported Total Debt to EBITDA Ratio, and such financial reports are delivered to Agent not more than ten (10) calendar days after the date required to be delivered pursuant to the terms of this Agreement, such decrease shall be retroactive to the date that Borrower was obligated to deliver such financial reports to Agent pursuant to the terms of this Agreement):

           Total Debt to                          Commitment
           EBITDA Ratio                         Fee Percentage
           ------------                         --------------

           Greater than or equal to
                3.50                                 0.500

           Less than 3.50                            0.375

     Compliance Certificate shall have the meaning given to it in Section 7.2
     ----------------------                                       -----------
hereof.

     Contribution Agreement shall mean that certain Contribution Agreement dated
     ----------------------
concurrently herewith by and among Borrower, Carrols Holdings and the current Subsidiaries of Borrower (other than Excluded Subsidiaries and Non-Recourse Subsidiaries) , as the same may be amended, modified, supplemented and restated- -and joined in pursuant to a joinder agreement--from time to time.

     Controlled Group means all members of a controlled group of corporations
     ----------------
and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.

     Corporation means any corporation, limited liability company, partnership,
     -----------
joint venture, joint stock association, business trust and other business entity.

     Cost Savings means the sum of $1,000,000, representing cost savings
     ------------
realized upon acquisition of Taco Cabana, Inc., minus, for each day thereafter,
                                                -----
the sum of $2,740.00 (so that Cost Savings shall be reduced to $0 on the one (1) year anniversary of the Effective Date).

     Cover for Letter of Credit Liabilities shall be effected by paying to Agent
     -----
immediately available funds, to be held by Agent in a collateral account maintained by Agent at its Principal Office and collaterally assigned as security for the financial accommodations extended pursuant to this Agreement using documentation reasonably satisfactory to Agent, in the amount required by any applicable provision hereof. Such amount shall be retained by Agent in such collateral account until such time as in the case of the Cover being provided pursuant to Sections 2.2(a) or 9.3 hereof, the applicable Letter of Credit shall
            ---------------    ---
have expired and the Reimbursement Obligations, if any, with respect thereto shall have been fully satisfied; provided, however, that at such time if a
                                 --------  -------
Default or Event of Default has occurred and is continuing, Agent shall not be required to release such amount in such collateral account until such Default or Event of Default shall have been cured or waived.

     Debt means, with respect to any Person, the sum, without duplication, of
     ----
(i) all borrowings under the Notes, (ii) any obligation for Borrowed Money Indebtedness which under GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, capitalized lease obligations but excluding reserves for deferred income taxes, deferred pension liability and other deferred expenses and reserves), (iii) Indebtedness secured by any Lien existing on Property owned by such Person, whether or not the Indebtedness secured thereby shall have been assumed, (iv) guarantees by such Person of Borrowed Money Indebtedness and endorsements (other than endorsements of negotiable instruments for collection in the ordinary course of business) and
(v) Letters of Credit and other letters of credit (whether drawn or undrawn) for the account of such Person.

     Debt Service means, with respect to any Person for any period, the sum of
     ------------
(i) Interest Expense for such period and (ii) scheduled principal payments on obligations included within Debt for such period.

     Debt Service Coverage Ratio means, as of any day, the ratio of (a) EBITDA
     ---------------------------
for the 12 months ending on such date plus rent expense of Borrower and its
                                      ----
consolidated Subsidiaries (other than Non-Recourse Subsidiaries) for such 12-month period to (b) Debt Service of Borrower and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) for such 12-month period plus rent
                                                                ----
expense of Borrower and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) for such 12-month period. Notwithstanding the foregoing, (i) at all times prior to the last day of the fiscal year 2001, the Debt Service component of the Debt Service Coverage Ratio shall be determined on an annualized basis using information from the Effective Date forward, (ii) Taco Cabana, Inc. and its Subsidiaries shall be deemed to have been consolidated Subsidiaries of Borrower for the entire calculation period for the Debt Service Coverage Ratio and (iii) Cost Savings shall be added to the numerator of the Debt Service Coverage Ratio prior to the one (1) year anniversary of the Effective Date.

     Default means an Event of Default or an event which with notice or lapse of
     -------
time or both would, unless cured or waived, become an Event of Default.

     Dollars and $ means lawful money of the United States of America.
     -------     -

     EBITDA means, without duplication, for any period the consolidated net
     ------
earnings (excluding any extraordinary gains or losses) of Borrower and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) plus, to the
                                                                 ----
extent deducted in calculating consolidated net income, depreciation, amortization, other non-cash items, Interest Expense, and federal, state and foreign income tax expense and minus, to the extent added in calculating
                               -----
consolidated net income, non-cash income.

     Effective Date shall have the meaning ascribed to that term in the first
     --------------
paragraph of this Agreement.

     Environmental Claim means any third party (including Governmental
     -------------------
Authorities and employees) action, lawsuit, claim or proceeding (including claims or proceedings at common law or under the Occupational Safety and Health Act or similar laws relating to safety of employees) which seeks to impose liability for (i) noise; (ii) pollution or contamination of the air, surface water, ground water or land or the clean-up of such pollution or contamination;
(iii) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation; (iv) exposure to Hazardous Substances; (v) the safety or health of employees or (vi) the manufacture, processing, distribution in commerce or use of Hazardous Substances. An "Environmental Claim" includes,
                                                 -------------------
but is not limited to, a common law action, as well as a proceeding to issue, modify or terminate an Environmental Permit, or to adopt or amend a regulation to the extent that such a proceeding attempts to redress violations of an applicable permit, license, or regulation as alleged by any Governmental Authority.

     Environmental Liabilities includes all liabilities arising from any
     -------------------------
Environmental Claim, Environmental Permit or Requirement of Environmental Law under any theory of recovery, at law or in equity, and whether based on negligence, strict liability or otherwise, including but not limited to: remedial, removal, response, abatement, investigative, monitoring, personal injury and damage to property or injuries to persons, and any other related costs, expenses, losses, damages, penalties, fines, liabilities and obligations, and all costs and expenses necessary to cause the issuance, reissuance or renewal of any Environmental Permit including reasonable attorneys' fees and court costs.

     Environmental Permit means any permit, license, approval or other
     --------------------
authorization under any applicable Legal Requirement relating to pollution or protection of health or the environment, including laws, regulations or other requirements relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous substances or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or Hazardous Substances.

     Equity Interests means shares of the capital stock, partnership interests,
     ----------------
membership interest in a limited liability company, beneficial interests in a trust or other equity interests in Borrower or any of its Subsidiaries or other applicable Person or any warrants, options or other rights to acquire such interests.

     ERISA means the Employee Retirement Income Security Act of 1974, as amended
     -----
from time to time, and all rules, regulations, rulings and interpretations adopted by the Internal Revenue Service or the U.S. Department of Labor thereunder.

     Eurodollar Rate means for any day during an Interest Period for a LIBOR
     ---------------
Borrowing a rate per annum equal to the lesser of (a) the sum of (1) the Adjusted LIBOR in effect on the first day of such Interest Period plus (2) the applicable Margin Percentage in effect on the first day of such Interest Period and (b) the Ceiling Rate. Each Eurodollar Rate is subject to adjustments for reserves, insurance assessments and other matters as provided for in Section 3.3
                                                                     -----------
hereof.

     Eurodollar Reserve Requirement means, on any day, that percentage
     ------------------------------
(expressed as a decimal fraction and rounded, if necessary, to the next highest one ten thousandth [.0001]) which is in effect on such day for determining all reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) applicable to "Eurocurrency liabilities," as currently defined in Regulation D. Each determination of the Eurodollar Reserve Requirement by Agent shall be conclusive and binding, absent manifest error, and may be computed using any reasonable averaging and attribution method.

     Event of Default shall have the meaning assigned to it in Section 9 hereof.
     ----------------                                          ---------

     Excess Cash Flow means, without duplication, for any period, (i)  the sum
     ----------------
of EBITDA for such period plus extraordinary cash gains for such period less
                                                                        ----
(ii) the sum of all Debt Service (other than mandatory prepayments calculated on the basis of Excess Cash Flow), federal, state and foreign income taxes actually paid, Investments of the nature described in clause (e) of the definition of
                                             ----------
"Permitted Investments" made by Borrower and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) during such period, extraordinary cash losses and unfinanced Capital Expenditures (including the unfinanced portion of Properties acquired), in each case for Borrower and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) for such period.

     Excluded Assets means (i) leasehold estates with respect to which BKC is
     ---------------
the lessor, (ii) the real property interest in and to leasehold estates situated in shopping malls, (iii) those leasehold estates in respect of which the Lease Agreement requires consent of the lessor/landlord to a collateral assignment and such lessor/landlord has refused to grant such consent notwithstanding the commercially reasonable efforts by Borrower to obtain such consent, (iv) assets owned by the Excluded Subsidiaries, (v) Equity Interests in Excluded Subsidiaries and (vi) such other Property acquired after the date hereof as the Majority Lenders may from time to time agree shall be included in "Excluded Assets".

     Excluded Subsidiaries means Carrols Realty II Corp., a Delaware
     ---------------------
corporation, Carrols J.G. Corp., a Delaware corporation, CDC Theatre Properties, a Delaware corporation, HNS Leasing and Equipment Services, Inc., a New York corporation, Quanta Advertising Corp., a New York corporation, Jo-Ann Enterprises, Inc., a New Jersey corporation, Confectionary Square Corp., a New Jersey corporation, Pollo Properties, Inc., a North Carolina corporation, T.C. Lease Holdings III, V and VI, Inc., a Texas corporation, Taco Cabana Multistate, Inc., a Delaware corporation, Colorado Cabana, Inc., a Colorado corporation, Taco Cabana Atlanta, Inc., a Delaware corporation, TC Bevco LLC, a Texas limited liability company, TC Bevco Holdings LLC, a Texas limited liability company, TC Bevco Management LLC, a Texas limited liability company, Cabana Bevco LLC, a Texas limited liability company, Cabana Beverages, Inc., a Texas corporation, Two Pesos Liquor Corp., a Texas corporation, and Rosa Beverages, Inc., a Texas corporation. Borrower may at any time cause any of the above listed entities to no longer be characterized as an "Excluded Subsidiary" by satisfying the conditions set forth in Section 8.9 hereof as if such entity were a newly acquired Subsidiary.
   -----------

     Federal Funds Rate means, for any day, a fluctuating interest rate per
     ------------------
annum equal for such day to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any such day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by Agent in its sole and absolute discretion.

     Fee Simple Sites means all Property with respect to which Borrower or any
     ----------------
of its Subsidiaries owns fee simple title.

     Financing Statements means all such Uniform Commercial Code financing
     --------------------
statements as Agent shall reasonably require, in Proper Form, duly executed by Borrower (or any other applicable Obligor) to give notice of and to perfect or continue perfection of Agent's Liens in any applicable Collateral, as any of the foregoing may from time to time be amended, modified, supplemented or restated.

     Fixed Charge Coverage Ratio means, as of any day, the ratio of (a) EBITDA
     ---------------------------
for the 12 months ending on such day less the current portion of federal, state
                                     ----
and foreign income taxes actually paid during such 12-month period and less
                                                                       ----
Maintenance Capital Expenditures for such 12-month period to (b) the sum of Debt Service of Borrower and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) plus Permitted Dividends actually paid by Borrower for such 12-
              ----
month period. Notwithstanding the foregoing, (i) at all times prior to the last day of the fiscal year 2001, the Debt Service and Maintenance Capital Expenditures components of the Debt Service Coverage Ratio shall be determined on an annualized basis using information from the Effective Date forward, (ii) Taco Cabana, Inc. and its Subsidiaries shall be deemed to have been consolidated Subsidiaries of Borrower for the entire calculation period for the Fixed Charge Service Coverage Ratio and (iii) Cost Savings shall be added to the numerator of the Fixed Charge Coverage Ratio prior to the one (1) year anniversary of the Effective Date.

     Franchise Agreements means all of the franchise agreements to which
     --------------------
Borrower or any of its Subsidiaries is a party as franchisee, as any of the same may from time to time be amended, modified, supplemented or restated.

     Funding Loss means, with respect to (a) Borrower's payment of principal of
     ------------
a LIBOR Borrowing on a day other than the last day of the applicable Interest Period; (b) Borrower's failure to borrow a LIBOR Borrowing on the date specified by Borrower; (c) Borrower's failure to make any prepayment of the Loans (other than Base Rate Borrowings) on the date specified by Borrower, or (d) any cessation of a Eurodollar Rate to apply to the Loans or any part thereof pursuant to Section 3.3, in each case
                                                   -----------
whether voluntary or involuntary, any loss, expense, penalty, premium or liability actually incurred by any Lender (including but not limited to any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain a Loan).

     GAAP means, as to a particular Person, such accounting practice as, in the
     ----
opinion of independent certified public accountants of recognized national standing regularly retained by such Person, conforms at the time to generally accepted accounting principles, consistently applied for all periods after the Effective Date so as to present fairly the financial condition, and results of operations and cash flows, of such Person. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board, all reports and financial statements required hereunder may be prepared in accordance with such change so long as Borrower provides to Agent such disclosures of the impact of such change as Agent may reasonably require. No such change in any accounting principle or practice shall, in itself, cause a Default or Event of Default hereunder (but Borrower, Agent and Lenders shall negotiate in good faith to replace any financial covenants hereunder to the extent such financial covenants are affected by such change in accounting principle or practice).

     Governmental Authority means any foreign governmental authority, the United
     ----------------------
States of America, any State of the United States, and any political subdivision of any of the foregoing, and any central bank, agency, department, commission, board, bureau, court or other tribunal having jurisdiction over Agent, any Lender, any Obligor or their respective Property.

     Guaranties means, collectively, (i) the Guaranties dated heretofore or
     ----------
concurrently herewith executed by Carrols Holdings and by each of the current Subsidiaries of Borrower (other than Excluded Subsidiaries and Non-Recourse Subsidiaries) in favor of Agent, for the benefit of Lenders, and (ii) any and all other guaranties hereafter executed in favor of Agent, for the benefit of Lenders, relating to the Obligations, as any of them may from time to time be amended, modified, restated or supplemented.

     Hazardous Substance means petroleum products, and any hazardous or toxic
     -------------------
waste or substance defined or regulated as such from time to time by any law, rule, regulation or order described in the definition of "Requirements of Environmental Law".

     Indebtedness means, without duplication, (a) all items which in accordance
     ------------
with GAAP would be included in the liability section of a balance sheet (other than trade accounts payable and accrued expenses (other than Interest Expense) arising in the ordinary course of business) on the date as of which Indebtedness is to be determined (excluding, to the extent applicable, capital stock, surplus, surplus reserves and deferred credits); (b) all guaranties, letter of credit contingent reimbursement obligations and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Indebtedness of others, and (c) all Indebtedness secured by any Lien existing on any interest of the Person with respect to which Indebtedness is being determined in Property owned subject to such Lien whether or not the Indebtedness secured thereby shall have been assumed; provided, that the term "Indebtedness" shall not mean or include any
         --------
Indebtedness in respect of which monies sufficient to pay and discharge the same in full (either on the expressed date of maturity thereof or on such earlier date as such Indebtedness may be duly called for redemption and payment) shall be deposited with a depository, agency or trustee reasonably acceptable to Agent in trust or in escrow for the payment thereof.

     Interest Expense means, for any period, total interest expense (including,
     ----------------
without limitation, interest expense attributable to capitalized leases and net costs under interest rate swap, collar, cap or similar agreements providing interest rate protection), determined in accordance with GAAP.

     Interest Options means the Base Rate and each Eurodollar Rate, and
     ----------------
"Interest Option" means any of them.
----------------

     Interest Payment Dates  means (a)  for Base Rate Borrowings, the last day
     ----------------------             ------------------------
of the first fiscal quarter of 2001 and the last day of each fiscal quarter thereafter prior to the Revolving Loan Maturity Date, the Term Loan A Maturity Date or the Term Loan B Maturity Date, as the case may be, and the Revolving Loan Maturity Date, the Term Loan A Maturity Date or the Term Loan B Maturity Date, as the case may be; and (b) for LIBOR Borrowings, the end of the
                                  --------------------
applicable Interest Period (and if such Interest Period exceeds three months' duration, quarterly, commencing on the first quarterly anniversary of the first day of such Interest Period) and the Revolving Loan Maturity Date, the Term Loan A Maturity Date or the Term Loan B Maturity Date, as the case may be.

     Interest Period means, for each LIBOR Borrowing, a period commencing on the
     ---------------
date such LIBOR Borrowing began and ending on the numerically corresponding day which is, subject to availability as set forth in Section 3.3(c)(iii), 1, 2, 3
                                                  -------------------
or 6 months thereafter, as Borrower shall elect in accordance herewith; provided, (1) unless Agent shall otherwise consent, no Interest Period with
--------
respect to a LIBOR Borrowing shall commence on a date earlier than three (3) Business Days after this Agreement shall have been fully executed; (2) any Interest Period with respect to a LIBOR Borrowing which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day, unless such LIBOR Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day; (3) any Interest Period with respect to a LIBOR Borrowing which begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of the appropriate calendar month; (4) no Interest Period for a Revolving Loan shall ever extend beyond the Revolving Loan Maturity Date and no Interest Period for a Term Loan shall ever extend beyond the Term Loan A Maturity Date or the Term Loan B Maturity Date, as the case may be, and (5) Interest Periods shall be selected by Borrower in such a manner that the Interest Period with respect to any portion of the Loans which shall become due shall not extend beyond such due date.

     Interest Rate Risk Agreement means an interest rate swap agreement,
     ----------------------------
interest rate cap agreement, interest rate collar agreement or similar arrangement entered into by Borrower for the purpose of reducing Borrower's exposure to interest rate fluctuations and not for speculative purposes, approved in writing by Agent (such approval not to be unreasonably withheld), as it may from time to time be amended, modified, restated or supplemented.

     Interest Rate Risk Indebtedness means all obligations and Indebtedness of
     -------------------------------
Borrower with respect to the program for the hedging of interest rate risk provided for in any Interest Rate Risk Agreement.

     Investment means the purchase or other acquisition of any securities or
     ----------
Indebtedness of, or the making of any loan, advance, transfer of Property (other than transfers in the ordinary course of business) or capital contribution to, or the incurring of any liability (other than trade accounts payable arising in the ordinary course of business), contingently or otherwise, in respect of the Indebtedness of, any Person.

     Issuer means the issuer (or, where applicable, each issuer) of a Letter of
     ------
Credit under this Agreement.

     Key Agreements means the Franchise Agreements, the Lease Agreements, any
     --------------
document or paper evidencing, securing or otherwise relating to any Subordinated Indebtedness, the Underlying Lease Agreements, the Purchase Agreements and the Material Title Documents.

     Lease Agreements means all of the lease agreements to which Borrower or any
     ----------------
of its Subsidiaries is a party as lessee or tenant, as any of the same may from time to time be amended, modified, supplemented or restated. Except for the Excluded Assets, the leasehold estates created under the Lease Agreements constitute a part of the real Property comprising the Mortgaged Properties.

     Legal Requirement means any law, statute, ordinance, decree, requirement,
     -----------------
order, judgment, rule, or regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority, whether presently existing or arising in the future.

     Lender Affiliate shall have the meaning ascribed to such term in Section
     ----------------                                                 -------
11.6(b) hereof).
-------

     Lessor and Lender Estoppel Agreements means agreements executed by each
     -------------------------------------
landlord and lessor under any of the Lease Agreements or any of the Underlying Lease Agreements and by each lender under any of the Material Title Documents, each in Proper Form, containing such consents, representations and agreements as Agent may reasonably require, as the same may from time to time be amended, modified, supplemented or restated.

     Letter of Credit shall have the meaning assigned to such term in Section
     ----------------                                                 -------
2.2 hereof.
---

     Letter of Credit Liabilities means, at any time and in respect of any
     ----------------------------
Letter of Credit, the sum of (i) the amount available for drawings under such Letter of Credit plus (ii) the aggregate unpaid amount of all Reimbursement
                 ----
Obligations at the time due and payable in respect of previous drawings made under such Letter of Credit. For the purpose of determining at any time the amount described in clause (i), in the case of any Letter of Credit payable in a currency other than Dollars, such amount shall be converted by Agent to Dollars by any reasonable method, and such converted amount shall be conclusive and binding, absent manifest error.

     LIBOR means, for each Interest Period for any LIBOR Borrowing, the rate per
     -----
annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equal to the average of the offered quotations appearing on Telerate Page 3750 (or if such Telerate Page shall not be available, any successor or similar service as may be selected by Agent and Borrower) as of 10:00 a.m., Houston, Texas time (or as soon thereafter as practicable) on the day two LIBOR Business Days prior to the first day of such Interest Period for deposits in United States dollars having a term comparable to such Interest Period and in an amount comparable to the principal amount of the LIBOR Borrowing to which such Interest Period relates. If none of such Telerate Page 3750 nor any successor or similar service is available, then "LIBOR" shall mean, with respect to any Interest Period for any applicable LIBOR Borrowing, the rate of interest per annum, rounded upwards, if necessary, to the nearest 1/16th of 1%, quoted by Agent at or before 10:00 a.m., Houston, Texas time (or as soon thereafter as practicable), on the date two LIBOR Business Days before the first day of such Interest Period, to be the arithmetic average of the prevailing rates per annum at the time of determination and in accordance with the then existing practice in the applicable market, for the offering to Agent by one or more prime banks selected by Agent in its sole discretion, in the London interbank market, of deposits in United States dollars for delivery on the first day of such Interest Period and having a maturity equal to the length of such Interest Period and in an amount equal (or as nearly equal as may be) to the LIBOR Borrowing to which such Interest Period relates. Each determination by Agent of LIBOR shall be conclusive and binding, absent manifest error, and may be computed using any reasonable averaging and attribution method.

     LIBOR Borrowing means each portion of the principal balance of the Loans at
     ---------------
any time bearing interest at a Eurodollar Rate.

     LIBOR Business Day means a Business Day on which transactions in United
     ------------------
States dollar deposits between lenders may be carried on in the London interbank market.

     Lien means any mortgage, pledge, charge, encumbrance, security interest,
     ----
collateral assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract, and shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions and other title exceptions.

     Loans means the loans provided for by Section 2.1 hereof.
     -----                                 -----------

     Loan Documents means, collectively, this Agreement, the Notes, the
     --------------
Guaranties, all Applications, the Security Documents, the Contribution Agreement, the BKC Consents, the Lessor and Lender Estoppel Agreements, the Notice of Entire Agreement, all instruments, certificates and agreements now or hereafter executed or delivered by any Obligor to Agent or any Lender pursuant to any of the foregoing or in connection with the Obligations or any commitment regarding the Obligations, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

     Maintenance Capital Expenditures means, for any period, $20,000 multiplied
     --------------------------------
by the number of restaurants which, as of the first day of such period, had been operated by the Borrower (or the other applicable Obligor) for a period in excess of one year.

     Make Whole Amount means an amount equal to (i) two percent (2%) of the
     -----------------
amount prepaid if prepayment occurs prior to December 19, 2001 and (ii) one percent (1%) of the amount prepaid if prepayment occurs on or after December 19, 2001 but prior to December 19, 2002. On and after December 19, 2002, the Make Whole Amount shall be $0. Notwithstanding the foregoing, no Make Whole Amount shall be payable in connection with any prepayments made on the Term Loans B pursuant to Section 3.2(b) hereof.
            --------------

     Majority Lenders means, at any time while no Loans are outstanding, Lenders
     ----------------
having greater than 66-2/3% of the aggregate amount of Revolving Loan Commitments, and at any time while Loans are outstanding, Lenders having greater than 66-2/3% of the aggregate amount of Term Loans outstanding plus Revolving Loan Commitments outstanding; provided that if all Revolving Loan Commitments
                              --------
have terminated, the Majority Lenders shall be Lenders having greater than 66-2/3% of the aggregate amount of all Loans outstanding.

     Margin Percentage means (a) in the case of the Revolving Loans, Swing Loans
     -----------------
and the Term Loans A:

           (i) on any day prior to the first day of the fiscal year 2001, 1.75% with respect to Base Rate Borrowings and 3.25% with respect to LIBOR Borrowings and (ii) on and after the first day of the fiscal year 2001, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Total Debt to EBITDA Ratio as of the last day of the most recently ended fiscal quarter of Borrower calculated by Agent as soon as practicable after receipt by Agent of all financial reports required under this Agreement with respect to such fiscal quarter (including a Compliance Certificate) (provided, however, that if the Margin Percentage is increased as a result of the reported Total Debt to EBITDA Ratio, such increase shall be retroactive to the date that Borrower was obligated to deliver such financial reports to Agent pursuant to the terms of this Agreement and provided further, however, that if the Margin Percentage is decreased as a result of the reported Total Debt to EBITDA Ratio, and such financial reports are delivered to Agent not more than ten
     (10) calendar days after the date required to be delivered pursuant to the terms of this Agreement, such decrease shall be retroactive to the date that Borrower was obligated to deliver such financial reports to Agent pursuant to the terms of this Agreement):

        Total Debt to                    LIBOR Borrowings   Base Rate Borrowings
        EBITDA Ratio                     Margin Percentage   Margin Percentage
        ------------                     -----------------  --------------------

     Greater than or equal to
            4.50                              3.25                  1.75

     Greater than or equal to
     4.00 but less than 4.50                  3.00                  1.50

     Greater than or equal to
     3.50 but less than 4.00                  2.75                  1.25

     Greater than or equal to

     3.00 but less than 3.50                  2.50                  1.00

     Greater than or equal to
     2.50 but less than 3.00                  2.25                  0.75

     Less than 2.50                           2.00                  0.50

     and (b) in the case of Term Loans B, 2.50% with respect to Base Rate Borrowings and 4.00% with respect to LIBOR Rate Borrowings.

     Material Title Documents means the documents and instruments under or
     ------------------------
pursuant to which any Lien is created or evidenced which covers all or any part of the Mortgaged Property and which secures Borrowed Money Indebtedness or is otherwise of a material nature or character and outside of the ordinary course of business, as any of the same may from time to time be amended, modified, restated or supplemented.

     Maximum Revolving Loan Available Amount means, at any date, an amount equal
     ---------------------------------------
to the aggregate of the Revolving Loan Commitments.

     Mortgage means each deed of trust, mortgage or other applicable security
     --------
instrument, each in Proper Form, executed or to be executed by Borrower (or any other applicable Subsidiary of Borrower) in favor of Agent, covering and affecting the Fee Simple Sites and the leasehold estates created under the Lease Agreements (except for the Excluded Assets), and all improvements, appurtenances and personal Property related thereto, together with additional or supplemental security documents covering and affecting the real Property comprising the Additional Collateral, as the same may from time to time be amended, modified, restated or supplemented.

     Mortgaged Properties means all Property of any Person, whether now existing
     --------------------
or hereafter acquired, which is subject to the Lien of a Mortgage or, with the prior written consent of Agent, a collateral assignment of lease.

     Non-Recourse Debt means Debt or that portion of Debt of a Subsidiary of
     -----------------
Borrower as to which (i) neither Borrower nor any Subsidiary of Borrower (other than a Non-Recourse Subsidiary) provides credit support or is directly or indirectly liable and (ii) no default with respect to such Debt (including any rights which the holders thereof may have to take enforcement action against such Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt of Borrower or any other Subsidiary of Borrower to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its stated maturity.

     Non-Recourse Subsidiary means a Subsidiary of Borrower which (i) has no
     -----------------------
Borrowed Money Indebtedness other than Non-Recourse Debt and (ii) has been designated as a Non-Recourse Subsidiary by the Board of Directors of Borrower and (iii) is engaged in the business of providing food services and (iv) is not an Obligor. Concurrently with the financial statements required under

Subsections 7.2(a) and (b) hereof, Borrower shall identify all then current Non-
------------------     ---
Recourse Subsidiaries in a written notice to Agent.

     Notes shall have the meaning assigned to such term in Section 2.6 hereof.
     -----                                                 -----------

     Notice of Entire Agreement means a notice of entire agreement, in Proper
     --------------------------
Form, executed by Borrower, each other Obligor and Agent, as the same may from time to time be amended, modified, supplemented or restated.

     Obligations means, as at any date of determination thereof, the sum of the
     -----------
following: (i) the aggregate principal amount of Loans outstanding hereunder on such date, plus (ii) the aggregate amount of the outstanding Letter of Credit
           ----
Liabilities hereunder on such date, plus (iii) all other outstanding
                                    ----
liabilities, obligations and indebtedness of any Obligor under any Loan Document on such date.

     Obligors means Borrower, Carrols Holdings and each Subsidiary of Borrower
     --------
other than Subsidiaries which are not parties to any Guaranty, Security Agreement or Mortgage.

     Organizational Documents means, with respect to a corporation, the
     ------------------------
certificate of incorporation, articles of incorporation and bylaws of such corporation; with respect to a limited liability company, the certificate of formation and operating agreement or similar document of such limited liability company; with respect to a partnership, the partnership agreement establishing such partnership and with respect to a trust, the instrument establishing such trust; in each case including any and all modifications thereof as of the date of the Loan Document referring to such Organizational Document and any and all future modifications thereof.

     Past Due Rate means, on any day, a rate per annum equal to the lesser of
     -------------
(i) the Ceiling Rate for that day or (ii) the Base Rate plus three percent (3%).

     PBGC means the Pension Benefit Guaranty Corporation or any entity
     ----
succeeding to any or all of its functions under ERISA.

     Permitted Bond Repurchases means the repurchase of Senior Subordinated
     --------------------------
Notes in an aggregate amount not to exceed $20,000,000 so long as (i) no Default or Event of Default shall have occurred and be continuing (or would result from the closing of the applicable repurchase) and Agent shall have received adequate information relating to the applicable acquisition to provide confirmation of this condition, (ii) the notes are repurchased at a price less than or equal to par and (iii) after giving effect to the proposed repurchase, the Senior Debt to EBITDA Ratio would be less than 2.50 to 1.00 and Agent shall have received adequate information relating to the applicable acquisition to provide confirmation of this condition.

     Permitted Dividends means dividends or distributions by a Subsidiary of
     -------------------
Borrower to Borrower or to another Subsidiary of Borrower which is an Obligor and, so long as no Default shall have occurred and be continuing (or would result from the payment of the applicable dividend), (a) dividends by Borrower to Carrols Holdings for the sole purpose of funding stock repurchases described in clause (d) of the definition of "Permitted Investments" set forth in this
   ----------
Section 1.1 and (b) in any fiscal year, after the calculation and payment of the
-----------
required prepayment provided for in Section 3.2(b)(2), based on the preceding
                                    -----------------
fiscal year's Excess Cash Flow, an amount not exceeding the lesser of (x) 50% of such preceding fiscal year's Excess Cash Flow which may be distributed to Carrols Holdings or (y) the maximum amount permitted to be distributed at such time under the present terms of the documents evidencing the Subordinated Indebtedness under the Senior Subordinated Notes. Notwithstanding anything to the contrary set forth herein, the aggregate of Permitted Dividends of the nature described in clause (b) of this definition and Investments of the nature described in clause
----------                                                               ------
(e) of the definition of "Permitted Investments" paid or made, as the case may
---
be, by Borrower and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) during any fiscal year may not exceed 50% of the preceding fiscal year's Excess Cash Flow.

     Permitted Investments means:  (a) readily marketable securities issued or
     ---------------------
fully guaranteed by the United States of America with maturities of not more than one year; (b) commercial paper rated "Prime 1" by Moody's Investors Service, Inc. or "A-1" by Standard and Poor's Ratings Services with maturities of not more than 180 days; (c) certificates of deposit or repurchase obligations issued by any U.S. domestic bank having capital surplus of at least $100,000,000 or by any other financial institution acceptable to Agent, all of the foregoing not having a maturity of more than one year from the date of issuance thereof;
(d) so long as no Default shall have occurred and be continuing (or would result from the closing of the applicable repurchase), repurchases of stock of Carrols Holdings (including rights, options or warrants to acquire such stock) from employees of Carrols Holdings or any of its Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such employees, in an aggregate amount not to exceed $4,000,000 for the period from and after the Effective Date through and including the last day of Borrower's 2001 fiscal year and not to exceed $2,000,000 in any fiscal year thereafter; provided, however, that amounts not expended in any fiscal year may be expended in succeeding fiscal years so long as no more than $5,000,000 is so expended in any fiscal year; (e) Investments in Non-Recourse Subsidiaries or in entities in which Borrower's ownership interest is less than 50% and which are engaged in the food services business so long as such Investments do not exceed, in the aggregate after the first day of the fiscal quarter which begins subsequent to the Effective Date to the end of the most recent fiscal quarter ending prior to the relevant date of determination, the lesser of (x) $15,000,000 or (y) 50% of the cumulative net income of Borrower and its Subsidiaries (other than Non-Recourse Subsidiaries) for such period, on a consolidated basis and determined in accordance with GAAP, (f) Permitted Bond Repurchases, and (g) Investments by Borrower or any of its Subsidiaries in Borrower or any of its Subsidiaries, including Investments in Persons which after giving effect thereto will become a wholly-owned Subsidiary of Borrower (subject to compliance with the other provisions of this Agreement) so long as any Borrowed Money Indebtedness of any Obligor to any other Obligor shall be subordinated to the Obligations in a manner reasonably acceptable to Agent. Notwithstanding anything to the contrary set forth herein, the aggregate of Permitted Dividends of the nature described in clause (b) of the definition of "Permitted Dividends" and Investments of the
   ----------
nature described in clause (e) of this definition paid or made, as the case may
                    ----------
be, by Borrower and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) during any fiscal year may not exceed 50% of the preceding fiscal year's Excess Cash Flow.

     Permitted Liens means each of the following: (a) artisans' or mechanics'
     ---------------
Liens arising in the ordinary course of business, and Liens for taxes, but only to the extent that payment thereof shall not at the time be due or if due, the payment thereof is being diligently contested in good faith and adequate reserves computed in accordance with GAAP have been set aside therefor; (b) Liens in effect on the Effective Date and disclosed to the Lenders in the financial statements delivered on or prior to the Effective Date pursuant to
Section 6.2 hereof, in a schedule hereto or in a Title Insurance Policy,
-----------
provided that neither the Borrowed Money Indebtedness secured thereby nor the
--------
Property
covered thereby shall increase after the Effective Date without the prior written consent of the Majority Lenders; (c) normal encumbrances and restrictions on title which do not secure Borrowed Money Indebtedness and which do not have a material adverse effect on the value or utility of the applicable Property; (d) Liens in favor of Agent or any Lender under the Loan Documents, including, without limitation, Liens securing Interest Rate Risk Indebtedness owed to one or more of the Lenders (but not to any Person which is not, at such time, a Lender); (e) Liens incurred or deposits made in the ordinary course of business (1) in connection with worker's compensation, unemployment insurance, social security and other like laws, or (2) to secure insurance in the ordinary course of business, the performance of bids, tenders, contracts, leases, licenses, statutory obligations, surety, appeal and performance bonds and other similar obligations incurred in the ordinary course of business, not, in any of the cases specified in this clause (2), incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property; (f) attachments, judgments and other similar Liens arising in connection with court proceedings, provided that the execution and
                                              --------
enforcement of such Liens are effectively stayed and the claims secured thereby are being actively contested in good faith with adequate reserves made therefor in accordance with GAAP; (g) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens, incurred in good faith in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained in accordance with GAAP;
(h) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, and restrictions on the use of Property, and which do not in any case singly or in the aggregate materially impair the present use or value of the Property subject to any such restriction or materially interfere with the ordinary conduct of the business of any Obligor;
(i) Liens securing purchase money Indebtedness permitted under Section 8.1
                                                               -----------
hereof and covering the Property so purchased; (j) capital leases and sale/leaseback transactions permitted under the other provisions of this Agreement; (k) Liens in favor of unaffiliated third parties securing purchase money or acquisition and/or development Indebtedness (or Indebtedness incurred to refinance acquisition and/or development costs of a restaurant so long as the proceeds of such refinancing are included in the calculation of Excess Cash Flow for the applicable period--in which event the Agent shall release the Liens of the Mortgages covering such restaurant) permitted under Section 8.1(e) hereof
                                                        --------------
incurred after the Effective Date and covering assets of restaurants acquired or developed by the Borrower or its Subsidiaries after the Effective Date, provided, however, that (1) the Liens securing such Indebtedness may not cover any Property other than the Property being acquired or developed and (2) such Indebtedness may not exceed 100% of the fair market value of the property and equipment acquired or developed at the time of acquisition or development; (l) pre-existing Liens securing pre-existing Borrowed Money Indebtedness permitted under Section 8.1(f) hereof covering Property of Subsidiaries or businesses
      --------------
acquired after the Effective Date (provided, however, that no such Liens were created and no such Borrowed Money Indebtedness was incurred at the instigation of Borrower in contemplation of the acquisition of such Subsidiary), and (m) extensions, renewals and replacements of Liens referred to in clauses (a)
                                                              -----------
through (l) of this definition; provided that any such extension, renewal or
        ---                     --------
replacement Lien shall be limited to the Property or assets covered by the Lien extended, renewed or replaced and that the Borrowed Money Indebtedness secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the Indebtedness secured by the Lien extended, renewed or replaced.

     Person means any individual, Corporation, trust, unincorporated
     ------
organization, Governmental Authority or any other form of entity.

     Plan means an employee pension benefit plan which is covered by Title IV of
     ----
ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (a) maintained by Borrower or any member of the Controlled Group for employees of Borrower or any member of the Controlled Group or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

     Pollo Subsidiaries means  Pollo Franchise, Inc., a Florida corporation, and
     ------------------
Pollo Operations, Inc., a Florida corporation.

     Prime Rate means, on any day, the prime rate for that day as determined
     ----------
from time to time by Chase. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate or a favored rate, and Chase, Agent and each Lender disclaims any statement, representation or warranty to the contrary. Chase, Agent or any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

     Principal Office means the principal office of Agent, presently located at
     ----------------
712 Main Street, Houston, Harris County, Texas 77002.

     Proper Form means in form and substance reasonably satisfactory to Agent.
     -----------

     Property means any interest in any kind of property or asset, whether real,
     --------
personal or mixed, tangible or intangible.

     Purchase Agreements means, collectively, each purchase agreement heretofore
     -------------------
or hereafter entered into by Borrower or any other Obligor providing for the acquisition of Burger King or other restaurants (or any merger agreement providing for the acquisition of the Equity Interests in and to a Person owning any such Burger King or other restaurants), as any of the same may from time to time be amended, modified, restated or supplemented.

     Quarterly Dates means the last day of each fiscal quarter, provided that if
     ---------------                                            --------
any such date is not a Business Day, then the relevant Quarterly Date shall be the next succeeding Business Day.

     Quarterly Financial Statements means the quarterly financial statements of
     ------------------------------
a Person, which statements shall include a balance sheet as of the end of such fiscal quarter and an income statement and a statement of cash flows for such fiscal quarter and for the fiscal year to date, subject to normal year-end adjustments, all setting forth in comparative form the corresponding figures as of the end of and for the corresponding fiscal quarter of the preceding year, prepared in accordance with GAAP in all material respects except that such statements are condensed and exclude detailed footnote disclosures and certified by the chief financial officer or other authorized officer of such Person as fairly presenting, in all material respects, the financial condition of such person as of such date.

     Rate Designation Date means that Business Day which is (a) in the case of
     ---------------------
Base Rate Borrowings, 10:00 a.m., Houston, Texas time, on the date one Business Day preceding the date of such borrowing and (b) in the case of LIBOR Borrowings, 10:00 a.m., Houston, Texas time, on the date three LIBOR Business Days preceding the first day of any proposed Interest Period.

     Rate Designation Notice means a written notice substantially in the form of
     -----------------------
Exhibit B.
---------

     Regulation D means Regulation D of the Board of Governors of the Federal
     ------------
Reserve System from time to time in effect and includes any successor or other regulation relating to reserve requirements applicable to member banks of the Federal Reserve System.

     Regulatory Change means with respect to any Lender, any change on or after
     -----------------
the date of this Agreement in any Legal Requirement (including, without limitation, Regulation D) or the adoption or making on or after such date of any interpretation, directive or request applying to a class of lenders including such Lender under any Legal Requirements (whether or not having the force of law) by any Governmental Authority.

     Reimbursement Obligations means, as at any date, the obligations of
     -------------------------
Borrower then outstanding, or which may thereafter arise, in respect of Letters of Credit under this Agreement, to reimburse the applicable Issuers for the amount paid by such Issuers in respect of any drawing under such Letters of Credit, which obligations shall at all times be payable in Dollars notwithstanding any such Letter of Credit being payable in a currency other than Dollars.

     Request for Extension of Credit means a request for extension of credit
     -------------------------------
duly executed by the chief executive officer, chief financial officer or treasurer of Borrower, appropriately completed and substantially in the form of Exhibit A attached hereto.
---------

     Requirements of Environmental Law means all requirements imposed by any law
     ---------------------------------
(including for example and without limitation The Resource Conservation and Recovery Act and The Comprehensive Environmental Response, Compensation, and Liability Act), rule, regulation, or order of any federal, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority in effect at the applicable time which relate to (i) noise; (ii) pollution, protection or clean-up of the air, surface water, ground water or land; (iii) solid, gaseous or liquid waste generation, treatment, storage, disposal or transportation; (iv) exposure to Hazardous Substances; (v) the safety or health of employees or (vi) regulation of the manufacture, processing, distribution in commerce, use, discharge or storage of Hazardous Substances.

     Restricted Indebtedness means Borrowed Money Indebtedness of the Borrower
     -----------------------
or any of its Subsidiaries, the payment, prepayment, redemption, repurchase or defeasance of which is restricted under Sections 8.5 or 8.15 hereof.
                                        ------------    ----

     Revolving Loan means a Loan made pursuant to Section 2.1(b) hereof.
     --------------                               --------------

     Revolving Loan Availability Period means, for each Revolving Loan Lender,
     ----------------------------------
the period from and including the Effective Date to (but not including) the Revolving Loan Termination Date.

     Revolving Loan Lender means each Lender with (i) prior to the Revolving
     ---------------------
Loan Termination Date, a Revolving Loan Commitment and (ii) on and after the Revolving Loan Termination Date, any outstanding Revolving Loan Obligations.

     Revolving Loan Commitment means, as to any Lender, the obligation, if any,
     -------------------------
of such Lender to make Revolving Loans and incur or participate in Letter of Credit Liabilities in an aggregate principal amount at any one time outstanding up to (but not exceeding) the amount, if any, set forth opposite such Lender's name on the signature pages hereof under the caption "Revolving Loan Commitment", or otherwise provided for in an Assignment and Acceptance Agreement (as the same may be reduced from time to time pursuant to Section 2.3 hereof).
                                                          -----------

     Revolving Loan Commitment Percentage means, as to any Revolving Loan
     ------------------------------------
Lender, the percentage equivalent of a fraction the numerator of which is the amount of such Lender's Revolving Loan Commitment (or if the Revolving Loan Commitments have terminated, such Lender's outstanding Revolving Loans) and the denominator of which is the aggregate of the Revolving Loan Commitments of all Lenders (or if the Revolving Loan Commitments have terminated, the aggregate amount of all Revolving Loans).

     Revolving Loan Maturity Date means the maturity date of the Revolving
     ----------------------------
Notes, December 31, 2005. Upon written request from Borrower at any time after July 31, 2005 but prior to September 30, 2005, Agent shall make a request to the Lenders for approval to a one (1) year extension of the Revolving Loan Maturity Date; provided, however, that no such extension shall be effective without the
      --------  -------
unanimous written consent of the Lenders, which may be given or denied in their sole discretion, with or without cause.

     Revolving Loan Obligations means, as at any date of determination thereof,
     --------------------------
the sum of the following (determined without duplication): (i) the aggregate principal amount of Revolving Loans outstanding hereunder plus (ii) the
                                                          ----
aggregate amount of the Letter of Credit Liabilities hereunder.

     Revolving Loan Termination Date means the earlier of (a) the Revolving Loan
     -------------------------------
Maturity Date or (b) the date specified by Agent in accordance with Section 9.1
                                                                    -----------
hereof.

     Revolving Notes means the Notes of Borrower evidencing the Revolving Loans,
     ---------------
in the form of Exhibit D hereto.
               ---------

     Secretary's Certificate means a certificate, in Proper Form, of the
     -----------------------
Secretary or an Assistant Secretary of a corporation as to (a) the resolutions of the Board of Directors of such corporation authorizing the execution, delivery and performance of the documents to be executed by such corporation;
(b) the incumbency and signature of the officer of such corporation executing such documents on behalf of such corporation, and (c) the Organizational Documents of such corporation.

     Security Agreements means security agreements, each in Proper Form,
     -------------------
executed or to be executed by Borrower (or any other applicable Subsidiary of Borrower or other applicable Person) in favor of Agent covering (i) all of the issued and outstanding equity interests in and to Borrower and each Subsidiary of Borrower (other than Excluded Subsidiaries and Non-Recourse Subsidiaries) and
(ii) all of the material real and personal Property (other than Excluded Assets) of Borrower and its Subsidiaries (other than Non-Recourse Subsidiaries), as the same may from time to time be amended, modified, restated or supplemented. The term "Security Agreements" shall include the Trademark Security Agreements.

     Security Documents means, collectively, the Mortgages, the Security
     ------------------
Agreements and any and all other security documents now or hereafter executed and delivered by any Obligor to secure all or any part of the Obligations, as any of them may from time to time be amended, modified, restated or supplemented.

     Senior Debt to EBITDA Ratio means, as of any day, the ratio of (a) Debt
     ---------------------------
(other than Subordinated Indebtedness) of Borrower and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) as of such date to (b) EBITDA for the 12 months ending on such date; provided however, that for
                                              -------- -------
purposes of this ratio only, so long as Borrower shall have delivered to Agent financial information in Proper Form regarding the Property acquired which disclose the prior operating results of such Property, the pro forma effect of any acquisition by Borrower or any of its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) of any Property or business during such 12-month period shall be included in EBITDA as if such acquisition occurred on the first day of such period. Notwithstanding the foregoing, (i) Taco Cabana, Inc. and its Subsidiaries shall be deemed to have been consolidated Subsidiaries of Borrower for the entire calculation period for the Senior Debt to EBITDA Ratio and (ii) Cost Savings shall be added to the denominator of the Senior Debt to EBITDA Ratio prior to the one (1) year anniversary of the Effective Date.

     Senior Subordinated Notes means Senior Subordinated Notes due 2008 in the
     -------------------------
aggregate principal amount of $170,000,000 issued by Borrower on or about November 24, 1998 (without amendment except as agreed to in writing by the Majority Lenders or as otherwise permitted under Section 8.15 hereof).
                                                 ------------

     Stated Rate means the effective weighted per annum rate of interest
     -----------
applicable to the Loans; provided, that if on any day such rate shall exceed the
                         --------
Ceiling Rate for that day, the Stated Rate shall be fixed at the Ceiling Rate on that day and on each day thereafter until the total amount of interest accrued at the Stated Rate on the unpaid principal balances of the Notes plus the Additional Interest equals the total amount of interest which would have accrued if there had been no Ceiling Rate. If the Notes mature (or are prepaid) before such equality is achieved, then, in addition to the unpaid principal and accrued interest then owing pursuant to the other provisions of the Loan Documents, Borrower promises to pay on demand to the order of the holder of each Note interest in an amount equal to the excess (if any) of (a) the lesser of (i) the total interest which would have accrued on such Note if the Stated Rate had been defined as equal to the Ceiling Rate from time to time in effect and (ii) the total interest which would have accrued on such Note if the Stated Rate were not so prohibited from exceeding the Ceiling Rate, over (b) the total interest actually accrued on such Note to such maturity (or prepayment) date. Without notice to Borrower or any other Person, the Stated Rate shall automatically fluctuate upward and downward in accordance with the provisions of this definition.

     Subordinated Indebtedness means all Indebtedness of Borrower and its
     -------------------------
Subsidiaries which has been subordinated on terms and conditions satisfactory to the Majority Lenders, in their sole discretion, to the Obligations, whether now existing or hereafter incurred. Indebtedness shall not be considered as "Subordinated Indebtedness" unless and until Agent shall have received copies of the documentation evidencing or relating to such Indebtedness together with a subordination agreement, in Proper Form, duly executed by the holder or holders of such Indebtedness and evidencing the terms and conditions of subordination required by the Majority Lenders. The term "Subordinated Indebtedness" shall include Indebtedness under the Senior Subordinated Notes and any Indebtedness issued in exchange therefor which is governed by subordination provisions substantially identical to those governing the Senior Subordinated Notes.

     Subsidiary means, as to a particular parent Corporation, any Corporation of
     ----------
which more than 50% of the indicia of equity rights (whether outstanding capital stock or otherwise) is at the time directly or indirectly owned by, such parent Corporation.

     Swing Loan shall mean a Loan made pursuant to Section 2.1(d) hereof.
     ----------                                    --------------

     Swing Loan Availability Period shall mean the period from and including the
     ------------------------------
Effective Date to (but not including) the Revolving Loan Termination Date.

     Swing Note shall mean that certain promissory note dated as of the
     ----------
Effective Date herewith in the original principal amount of $5,000,000 executed by Borrower payable to the order of Chase.

     Synthetic Purchase Agreement means any swap, derivative or other agreement
     ----------------------------
or combination of agreements pursuant to which Borrower or a Subsidiary of Borrower is or may become obligated to make (i) any payment in connection with a purchase by any third party from a Person other than Borrower or a Subsidiary of Borrower of any Equity Interest or Restricted Indebtedness or (ii) any payment (other than on account of a permitted purchase by it of any Equity Interest or any Restricted Indebtedness) the amount of which is determined by reference to the price or value at any time of any Equity Interest or Restricted Indebtedness; provided that no phantom stock or similar plan providing for payments only to current or former directors, officers or employees of Borrower or Subsidiaries of Borrower (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.

     Taco Cabana Subsidiaries means Taco Cabana, Inc., a Delaware corporation,
     ------------------------
TP Acquisition Corp., a Texas corporation, Get Real, Inc., a Delaware corporation, Texas Taco Cabana, L.P., a Texas limited partnership, T.C. Management, Inc., a Delaware corporation, T.C. Lease Holdings III, V and VI, Inc., a Texas corporation, Taco Cabana Multistate, Inc., a Delaware corporation, Colorado Cabana, Inc., a Colorado corporation, Taco Cabana Atlanta, Inc., a Delaware corporation, Taco Cabana Management, Inc., a Texas corporation, TC Bevco LLC, a Texas limited liability company, TC Bevco Holdings LLC, a Texas limited liability company, TC Bevco Management LLC, a Texas limited liability company, Cabana Bevco LLC, a Texas limited liability company, Cabana Beverages, Inc., a Texas corporation, Two Pesos Liquor Corp., a Texas corporation, and Rosa Beverages, Inc., a Texas corporation.

     Taxes shall have the meaning ascribed to it in Section 4.1(d).
     -----                                          --------------

     Term Loan A means a Loan made pursuant to Section 2.1(a) hereof.
     -----------                               --------------

     Term Loan A Lender means each Lender with any outstanding Term Loans A.
     ------------------

     Term Loan A Maturity Date means December 31, 2005.
     -------------------------

     Term Loan B means a Loan made pursuant to Section 2.1(c) hereof.
     -----------                               --------------

     Term Loan B Lender means each Lender with any outstanding Term Loans B.
     ------------------

     Term Loan B Maturity Date means December 31, 2007.
     -------------------------

     Term Loans means Term Loans A and Term Loans B.
     ----------

     Term Notes A means the Notes of Borrower evidencing the Term Loans A, in
     ------------
the form of Exhibit C hereto.
            ---------

     Term Notes B means the Notes of Borrower evidencing the Term Loans B, in
     ------------
the form of Exhibit G hereto.
            ---------

     Term Notes means the Term Notes A and the Term Notes B.
     ----------

     Title Insurance Policies means, collectively, the policies of title
     ------------------------
insurance, in Proper Form, in face amounts satisfactory to Agent, issued in favor of Agent by a title insurance company satisfactory to Agent and insuring that title to the Mortgaged Properties is vested in Borrower, free and clear of any Lien other than Permitted Liens and that each Mortgage creates a valid first and prior lien on all the Mortgaged Properties affected by such Mortgage, subject only to such exceptions as may be approved by Agent, together with any endorsements thereto reasonably requested by Agent. Each of said policies shall contain a complete and accurate description of the applicable Mortgages, shall specify the recording and filing information applicable to it and shall describe the Mortgaged Properties identically to the description thereof in such Mortgage.

     Total Debt to EBITDA Ratio means, as of any day, the ratio of (a) Debt of
     --------------------------
Borrower and its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) as of such date to (b) EBITDA for the 12 months ending on such date; provided however, that for purposes of this ratio only, so long as
      -------- -------
Borrower shall have delivered to Agent financial information in Proper Form regarding the Property acquired which disclose the prior operating results of such Property, the pro forma effect of any acquisition by Borrower or any of its consolidated Subsidiaries (other than Non-Recourse Subsidiaries) of any Property or business during such 12-month period shall be included in EBITDA as if such acquisition occurred on the first day of such period. Notwithstanding the foregoing, (i) Taco Cabana, Inc. and its Subsidiaries shall be deemed to have been consolidated Subsidiaries of Borrower for the entire calculation period for the Total Debt to EBITDA Ratio and (ii) Cost Savings shall be added to the denominator of the Total Debt to EBITDA Ratio prior to the one (1) year anniversary of the Effective Date.

     Trademark Security Agreements shall mean, collectively, (i) that certain
     -----------------------------
Trademark Security Agreement dated as of February 12, 1999 executed by Borrower and Agent, (ii) those certain Trademark Security Agreements dated concurrently herewith executed by Borrower, Pollo Operations, Inc., TP Acquisition Corp. and Texas Taco Cabana, L.P., respectively, and Agent and (iii) all additional trademark security agreements executed as security for the Obligations and all related recordation form cover sheets and any and all amendments, modifications, renewals, extensions and supplements thereof or thereto from time to time.

     Underlying Lease Agreements means any and all lease agreements (other than
     ---------------------------
the Lease Agreements) now or hereafter affecting any of the Property covered by any of the Lease Agreements and which is superior to the applicable Lease Agreement, as any of the same may from time to time be amended, modified, supplemented or restated.

     Unfunded Liabilities means, with respect to any Plan, at any time, the
     --------------------
amount (if any) by which (a) the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent actuarial valuation report for such Plan, but only to the extent that such excess represents a potential liability of any member of the Controlled Group to the PBGC or a Plan under Title IV of ERISA. With respect to multi-employer Plans, the term "Unfunded Liabilities" shall also include contingent liability for withdrawal liability under Section 4201 of ERISA to all multi-employer Plans to which Borrower or any member of a Controlled Group for employees of Borrower contributes in the event of complete withdrawal from such plans.

     1.2  Miscellaneous.  The words "hereof," "herein," and "hereunder" and
          -------------              ------    ------        ---------
words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement. The term "annualized" as used herein shall mean the multiplication of the applicable
      ----------
amount for any given period by a fraction, the numerator of which is 365 and the denominator of which is the number of days elapsed in such period.

2.   Commitments and Loans.
     ---------------------

     2.1  Loans.  Each Lender severally agrees, subject to all of the terms
          -----
and conditions of this Agreement (including, without limitation, Sections 5.1
                                                                 ------------
and 5.2 hereof), to make Loans as follows:
    ---

     (a   Term Loans A.  On December 19, 2000, each Term Loan A Lender shall
          ------------
make a loan to Borrower in the amount set forth opposite such Term Loan A Lender's name on the signature pages hereof under the caption "Term Loans A".

     (b   Revolving Loans.  From time to time on or after the Effective Date and
          ---------------
during the applicable Revolving Loan Availability Period, each Revolving Loan Lender shall make loans under this Section 2.1(b) to Borrower in an aggregate
                                   --------------
principal amount at any one time outstanding (including its Revolving Loan Commitment Percentage of all Letter of Credit Liabilities at such time) up to but not exceeding such Lender's Revolving Loan Commitment Percentage of the Maximum Revolving Loan Available Amount. Subject to the conditions in this Agreement, any such Revolving Loan repaid prior to the Revolving Loan Termination Date may be reborrowed pursuant to the terms of this Agreement; provided, that any and all such Revolving Loans shall be due and payable in full
--------
at the end of the Revolving Loan Availability Period. Borrower, Agent and the Lenders agree pursuant to Chapter 346 ("Chapter 346") of the Texas Finance Code,
                                        -----------
that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this Agreement, the Notes or any Obligation and that neither the Notes nor any Obligation shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever. The aggregate of all Revolving Loans to be made by the Lenders in connection with a particular borrowing shall be equal to an integral multiple of $100,000.

     (c   Term Loans B.  On December 19, 2000, each Term Loan B Lender shall
          ------------
make a loan to Borrower in the amount set forth opposite such Term Loan B Lender's name on the signature pages hereof under the caption "Term Loans B".

     (d   Swing Loans.  From time to time on or after the Effective Date and
          -----------
during the Swing Loan Availability Period, provided no Default or Event of Default has occurred which is continuing, Chase shall make loans under this

Section 2.1(d) to Borrower in an aggregate principal amount at any one time
--------------
outstanding up to but not exceeding $5,000,000.  Swing Loans shall constitute

"Revolving Loans" for all purposes hereunder, except that until such time as the
----------------                              ------
other Lenders shall have purchased a participating interest in such Swing Loans as provided for herein, such Swing Loans shall only be considered a utilization of the Revolving Loan Commitment of Chase (and following such a purchase of a participating interest, the Revolving Loan Commitment of each Lender shall be considered utilized by the amount of such participating interest and the amount of Chase's Revolving Loan Commitment considered to be utilized shall be decreased by the aggregate amount of such participating interests). Notwithstanding the foregoing sentence, the aggregate amount of all Revolving Loans (including, without limitation, all Swing Loans) shall not at any time exceed the Maximum Revolving Loan Available Amount. Subject to the conditions in this Agreement, any Swing Loan repaid prior to the Revolving Loan Termination Date may be reborrowed pursuant to the terms of this Agreement; provided, that
                                                                --------
any and all such Swing Loans shall be due and payable in full at the end of the Swing Loan Availability Period. At any time, upon the request of Chase, each Revolving Loan Lender (other than Chase) shall, on the first Business Day after such request is made, purchase a participating interest in any one or more Swing Loans made in accordance with the first sentence of this Section 2.1(d) in an
                                                         --------------
amount equal to its Revolving Loan Commitment Percentage of such Swing Loans. Each Revolving Loan Lender will immediately transfer to Chase, in immediately available funds, the amount of its participation. Whenever, at any time after Chase has received from any Lender such Lender's participation in a Swing Loan, Chase receives payment on account thereof, Chase will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in
                                                    --------  -------
the event that such payment received by Chase is required to be returned, such Lender will return to Chase any portion thereof previously distributed by Chase to it. Each Revolving Loan Lender's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense of other right which such Lender or any other Person may have against Chase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or Event of Default or the termination of any Revolving Loan Commitment; (iii) any adverse change in the condition (financial or otherwise) of any Obligor or any other Lender; (iv) any breach of this Agreement or any other Loan Document by any Obligor or any other Lender, or
(v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Each Swing Loan, once so participated, shall cease to be a Swing Loan for the purposes of this Agreement, but shall be a Revolving Loan. Borrower, Agent and the Lenders agree pursuant to Chapter 346 ("Chapter 346") of the Texas Finance Code, that Chapter 346 (which relates to
  -----------
open-end line of credit revolving loan accounts) shall not apply to the Swing Note or any Swing Loan and that neither the Swing Note nor any Swing Loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever. Each Swing Loan shall be in an amount equal to $100,000 or a multiple thereof.

     2.2  Letters of Credit.
          -----------------

     (a   Letters of Credit.  Subject to the terms and conditions of this
          -----------------
Agreement, and on the condition that aggregate Letter of Credit Liabilities shall never exceed $10,000,000, (i) Borrower shall have the right to, in addition to Loans provided for in Section 2.1 hereof, utilize the Revolving Loan
                                  -----------
Commitments from time to time during the Revolving Loan Availability Period by obtaining the issuance of standby letters of credit for the account of Borrower if Borrower shall so request in the notice referred to in Section 2.2(b)(i)
                                                          -----------------
hereof (such standby letters of credit as any of them may be amended, supplemented, extended or confirmed from time to time, being herein collectively called the "Letters of Credit)" and (ii) Chase agrees to issue such Letters of
            ------------------
Credit. Upon the date of the issuance of a Letter of Credit, the applicable Issuer shall be deemed, without further action by any party hereto, to have sold to each Revolving Loan Lender, and each such Lender shall be deemed, without further action by any party hereto, to have purchased from the applicable Issuer, a participation, to the extent of such Lender's Revolving Loan Commitment Percentage, in such Letter of Credit and the related Letter of Credit Liabilities, which participation shall terminate on the earlier of the expiration date of such Letter of Credit or the Revolving Loan Termination Date. No Letter of Credit shall have an expiration date later than two (2) years from date of issuance. Any Letter of Credit that shall have an expiration date after the end of the Revolving Loan Availability Period shall be subject to Cover or backed by a standby letter of credit in form and substance, and issued by a Person, acceptable to Agent in its sole discretion. Chase or, with the prior approval of Borrower and Agent, another Lender shall be the Issuer of each Letter of Credit.

     (b   Additional Provisions.  The following additional provisions shall
          ---------------------
apply to each Letter of Credit:

           (i) Borrower shall give Agent notice requesting each issuance of a Letter of Credit hereunder as provided in Section 4.3 hereof and shall
                                               -----------
     furnish such additional information regarding such transaction as Agent may reasonably request. Upon receipt of such notice, Agent shall promptly notify each Revolving Loan Lender of the contents thereof and of such Lender's Revolving Loan Commitment Percentage of the amount of such proposed Letter of Credit.

           (ii) No Letter of Credit may be issued if after giving effect thereto the sum of (A) the aggregate outstanding principal amount of Revolving Loans plus (B) the aggregate Letter of Credit Liabilities would exceed the Maximum Revolving Loan Available Amount. On each day during the period commencing with the issuance of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Revolving Loan Commitment of each Revolving Loan Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender's Revolving Loan Commitment Percentage of the amount then available for drawings under such Letter of Credit (or any unreimbursed drawings under such Letter of Credit).

           (iii) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment thereunder, Agent shall promptly notify Borrower and each Lender as to the amount to be paid as a result of such demand and the payment date therefor. If at any time prior to the earlier of the expiration date of a Letter of Credit or the Revolving Loan Termination Date any Issuer shall have made a payment to a beneficiary of a Letter of Credit in respect of a drawing under such Letter of Credit, each Revolving Loan Lender will pay to Agent immediately upon demand by such Issuer at any time during the period commencing after such payment until reimbursement thereof in full by Borrower, an amount equal to such Lender's Revolving Loan Commitment Percentage of such payment, together with interest on such amount for each day from the date of demand for such payment (or, if such demand is made after 11:00 a.m. Houston time on such date, from the next succeeding Business Day) to the date of payment by such Lender of such amount at a rate of interest per annum equal to the Federal Funds Rate for such period. To the extent that it is ultimately determined that the Borrower is relieved of its obligation to reimburse the applicable Issuer because of such Issuer's gross negligence or willful misconduct in determining that documents received under any applicable Letter of Credit comply with the terms thereof, the applicable Issuer shall be obligated to refund to the paying Lenders all amounts paid to such Issuer to reimburse Issuer for the applicable drawing under such Letter of Credit.

           (iv) Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse Agent, on the date on which the Agent notifies Borrower of the date and amount of any payment by the Issuer of any drawing under a Letter of Credit, for the amount paid by any Issuer upon such drawing, without presentment, demand, protest or other formalities of any kind, all of which are hereby waived. Such reimbursement may, subject to satisfaction of the conditions in Sections 5.1 and 5.2 hereof and to the
                                       ------------     ---
     Maximum Revolving Loan Available Amount (after adjustment in the same to reflect the elimination of the corresponding Letter of Credit Liability), be made by the borrowing of Revolving Loans. Agent will pay to each Revolving Loan Lender such Lender's Revolving Loan Commitment Percentage of all amounts received from Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to Agent in respect of such Letter of Credit pursuant to clause (iii) above.
                                                  ------------

           (v) Borrower will pay to Agent at the Principal Office for the account of each Revolving Loan Lender a letter of credit fee with respect to each Letter of Credit equal to the greater of (x) $500 or (y) an amount equal to the Margin Percentage applicable from time to time with respect to LIBOR Borrowings multiplied by the daily average amount available for drawings under each Letter of Credit (and computed on the basis of the actual number of days elapsed in a year composed of 360 days), in each case for the period from and including the date of issuance of such Letter of Credit to and including the date of expiration or termination thereof, such fee to be due and payable in advance on the date of the issuance thereof. Agent will pay to each Revolving Loan Lender, promptly after receiving any payment in respect of letter of credit fees referred to in this clause (v),
                                                                     ----------
     an amount equal to the product of such Lender's Revolving Loan Commitment Percentage times the amount of such fees.
                -----

           (vi) The issuance by the applicable Issuer of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 5
                                                                 ---------
     hereof, be subject to the conditions precedent (A) that such Letter of Credit shall be in such form and contain such terms as shall be reasonably satisfactory to Agent, and (B) that Borrower shall have executed and delivered such Applications and other instruments and agreements relating to such Letter of Credit as Agent shall have reasonably requested and are not inconsistent with the terms of this Agreement. In the event of a conflict between the terms of this Agreement and the terms of any Application, the terms hereof shall control.

           (vii) Issuer will send to the Borrower and each Lender, immediately upon issuance of any Letter of Credit issued by Issuer or any amendment thereto, a true and correct copy of such Letter of Credit or amendment.

     (c   Indemnification; Release.  Borrower hereby indemnifies and holds
          ------------------------
harmless Agent, each Revolving Loan Lender and each Issuer from and against any and all claims and damages, losses, liabilities, costs or expenses which Agent, such Lender or such Issuer may incur (or which may be claimed against Agent, such Lender or such Issuer by any Person whatsoever), REGARDLESS OF WHETHER CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, in connection with the execution and delivery of any Letter of Credit or transfer of or payment or failure to pay under any Letter of Credit; provided
                                                                     --------
that Borrower shall not be required to indemnify any party seeking indemnification for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the party seeking indemnification, or (ii) the failure by the party seeking indemnification to pay under any Letter of Credit after the presentation to it of a request required to be paid under applicable law. Borrower hereby releases, waives and discharges Agent, each Revolving Loan Lender and each Issuer from any claims, causes of action, damages, losses, liabilities, reasonable costs or expenses which may now exist or may hereafter arise, REGARDLESS OF WHETHER CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, by reason of or in connection with the failure of any other Revolving Loan Lender to fulfill or comply with its obligations to Agent, such Lender or such Issuer, as the case may be, hereunder (but nothing herein contained shall affect any rights Borrower may have against such defaulting Lender). Nothing in this Section 2.2(c) is intended to limit the
                                     --------------
obligations of Borrower under any other provision of this Agreement.

     (d   Additional Costs in Respect of Letters of Credit.  If as a result of
          ------------------------------------------------
any Regulatory Change there shall be imposed, modified or deemed applicable any tax (other than any tax based on or measured by net income), reserve, special deposit or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder or participations in such Letters of Credit, and the result shall be to increase the cost to any Revolving Loan Lender of issuing or maintaining any Letter of Credit or any participation therein, or materially reduce any amount receivable by any Revolving Loan Lender hereunder in respect of any Letter of Credit or any participation therein (which increase in cost, or reduction in amount receivable, shall be the result of such Lender's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then such Lender shall notify Borrower through Agent (which notice shall be accompanied by a statement setting forth in reasonable detail the basis for the determination of the amount due), and within 15 Business Days after demand therefor by such Lender through Agent, Borrower shall pay to such Lender, from time to time as specified by such Lender, such additional amounts as shall be sufficient to compensate such Lender for such increased costs or reductions in amount. Such statement as to such increased costs or reductions in amount incurred by such Lender, submitted by such Lender to Borrower, shall be conclusive as to the amount thereof, absent manifest error, and may be computed using any reasonable averaging and attribution method. Each Lender will notify Borrower through Agent of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this Section as promptly as practicable after any executive officer of such Lender obtains knowledge thereof and determines to request such compensation, and (if so requested by Borrower through Agent) will designate a different lending office of such Lender for the issuance or maintenance of Letters of Credit by such Lender or will take such other action as Borrower may reasonably request if such designation or action is consistent with the internal policy of such Lender and legal and regulatory restrictions, can be undertaken at no additional cost, will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender (provided that such Lender shall have no
                                --------
obligation so to designate a different lending office which is not located in the United States of America).

     2.3  Terminations or Reductions of  Commitments.
          ------------------------------------------

     (a   Mandatory.  On the Revolving Loan Termination Date, all Revolving Loan
          ---------
Commitments shall be terminated in their entirety.

     (b   Optional.  Borrower shall have the right to terminate or reduce the
          --------
unused portion of the Revolving Loan Commitments at any time or from time to time, provided that (i) Borrower shall give notice of each such termination or
      --------
reduction to Agent as provided in Section 4.3 hereof and (ii) each such partial
                                  -----------
reduction shall be in an integral multiple of $250,000.

     (c   No Reinstatement.  No termination or reduction of the Revolving Loan
          ----------------
Commitments may be reinstated without the written approval of Agent and the Lenders.

     2.4  Commitment Fees.
          ---------------

     (a   Borrower shall pay to Agent for the account of each Revolving Loan
Lender revolving loan commitment fees for the period from December 19, 2000 to and including the Revolving Loan Termination Date at a rate per annum equal to the Commitment Fee Percentage. Such revolving loan commitment fees shall be computed (on the basis of the actual number of days elapsed in a year composed of 360 days) on each day and shall be based on the excess of (x) the aggregate amount of each Revolving Loan Lender's Revolving Loan Commitment for such day over (y) the sum of (i) the aggregate unpaid principal balance of such Lender's Revolving Note (excluding any Swing Loans except as specifically provided in
Section 2.1(d) hereof) on such day plus (ii) the aggregate Letter of Credit
--------------                     ----
Liabilities as to such Lender for such day. Accrued revolving loan commitment fees shall be payable in arrears on the Quarterly Dates prior to the Revolving Loan Termination Date and on the Revolving Loan Termination Date.

     (b   All past due fees payable under this Section shall bear interest at the Past Due Rate.

     2.5  Several Obligations.  The failure of any Lender to make any Loan to
          -------------------
be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither Agent nor any Lender shall be responsible or liable for the failure of any other Lender to make a Loan to be made by such other Lender or to participate in, or co-issue, any Letter of Credit. Notwithstanding anything contained herein to the contrary, (a) no Lender shall be required to make or maintain Revolving Loans at any time outstanding if as a result the total Revolving Loan Obligations to such Lender shall exceed the lesser of (1) such Lender's Revolving Loan Commitment Percentage of all Revolving Loan Obligations and (2) such Lender's Revolving Loan Commitment Percentage of the Maximum Revolving Loan Available Amount and (b) if a Revolving Loan Lender fails to make a Revolving Loan as and when required hereunder, then upon each subsequent event which would otherwise result in funds being paid to the defaulting Lender, the amount which would have been paid to the defaulting Lender shall be divided among the non-defaulting Lenders ratably according to their respective shares of the outstanding Revolving Loan Commitment Percentages until the Revolving Loan Obligations of each Revolving Loan Lender (including the defaulting Lender) are equal to such Lender's Revolving Loan Commitment Percentage of the total Revolving Loan Obligations.

     2.6  Notes  .  The Revolving Loans made by each Lender (other than the
          -----
Swing Loans) shall be evidenced by a single Revolving Note of Borrower in substantially the form of Exhibit D hereto payable to the order of such Lender
                          ---------
in a principal amount equal to the Revolving Loan Commitment of such Lender, and otherwise duly completed. The Term Loan A made by each Lender shall be evidenced by a single Term Note A of Borrower in substantially the form of Exhibit C hereto payable to the order of such Lender in a principal amount equal
---------
to the outstanding principal balance of the Term Loan A made by such Lender, and otherwise duly completed. The Term Loan B made by each Lender shall be evidenced by a single Term Note B of Borrower in substantially the form of Exhibit C hereto payable to the order of such Lender in a principal amount equal
---------
to the outstanding principal balance of the Term Loan B made by such Lender, and otherwise duly completed. The promissory notes described in this Section are each, together with all renewals, extensions, modifications and replacements thereof and substitutions therefor, called a "Note" and collectively called the
                                              ----
"Notes".  Each Lender is hereby authorized by Borrower to endorse on the
 -----
schedule (or a continuation thereof) that may be attached to each Note of such Lender, to the extent applicable, the date, amount, type of and the applicable period of interest for each Loan made by such Lender to Borrower hereunder, and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided, that any failure by such Lender to make any such
             --------
endorsement shall not affect the obligations of Borrower under such Note or hereunder in respect of such Loan. Swing Loans shall be evidenced by the Swing Note. The Swing Note, and all renewals, extensions, modifications and replacements thereof and substitutions therefor, shall constitute one of the "Notes" hereunder.
------

     2.7  Use of Proceeds.  The proceeds of the Loans shall be used to
          ---------------
refinance existing Indebtedness of Borrower, to finance permitted acquisitions by Borrower and its Subsidiaries (including the acquisition of Taco Cabana, Inc., the payment of fees and expenses incurred in connection therewith and the refinancing of outstanding debt of Taco Cabana, Inc. as of the closing thereof) and new store development by Borrower and its Subsidiaries , and for other working capital and general corporate purposes. Neither Agent nor any Lender shall have any responsibility as to the use of any proceeds of the Loans.

3.   Borrowings, Payments, Prepayments and Interest Options  .
     ------------------------------------------------------

     3.1  Borrowings.  Borrower shall give Agent notice of each borrowing
          ----------
(other than a borrowing of Swing Loans as to which the last sentence of this
Section 3.1 shall apply) to be made hereunder as provided in Section 4.3 hereof
-----------                                                  -----------
and Agent shall promptly notify each Lender of such request. Not later than 11:00 a.m. Houston time on the date specified for each such borrowing hereunder, each Lender shall make available the amount of the Loan, if any, to be made by it on such date to Agent at its Principal Office, in immediately available funds, for the account of Borrower. Such amounts received by Agent will be held in an account maintained by Borrower with Agent. The amounts so received by Agent shall, subject to the terms and conditions of this Agreement, be made available to Borrower by wiring or otherwise transferring, in immediately available funds, such amount to an account designated by Borrower and approved by Agent. Borrower shall give Agent notice of each borrowing of a Swing Loan to be made hereunder as provided in Section 4.3 hereof and, no later than 11:00
                                 -----------
a.m. Houston time on the date specified for such borrowing hereunder, Chase shall make available the amount of such Swing Loan to Borrower by depositing the same, in immediately available funds, in an account designated by Borrower and approved by Agent.

     3.2  Prepayments.
          -----------

     (a   Optional Prepayments.  Except as provided in Sections 3.2(g) or 3.3
          --------------------                         ---------------    ---
hereof, Borrower shall have the right to prepay, on any Business Day, in whole or in part, without the payment of any penalty or fee, any Loans at any time or from time to time, provided that Borrower shall give Agent notice of each such
                   --------
prepayment as provided in Section 4.3 hereof.  Each optional prepayment on a
                          -----------
Loan shall be in an amount equal to an integral multiple of $250,000. Such optional prepayments of Term Loans shall be applied in accordance with the provisions of Section 3.2(h) hereof. Section 3.2(g) hereof provides for the
              --------------          --------------
payment of the Make Whole Amount upon prepayment of the Term Loans B except under certain circumstances therein set forth.

     (b   Mandatory Prepayments and Cover.  Except, in each case, as provided in
          -------------------------------
Section 3.3 hereof,
-----------

           (1 Insurance Proceeds and Condemnation Awards.
              ------------------------------------------

               (i) Promptly following the receipt thereof by any Obligor, Borrower shall deposit or cause to be deposited with Agent in an interest bearing account (but without any obligation to maximize such interest) all of the net cash proceeds of any payment or award in excess of $500,000 made to any Obligor under any policy of Property insurance with respect to any of the Collateral or pursuant to any condemnation award with respect to any of the Collateral provided such amounts have not theretofore been reasonably expended for the restoration or replacement of the asset in respect of which such payment or award was made. Such amounts shall be collaterally assigned to Agent as security for the same portion of the Obligations as the applicable Collateral secured in a manner reasonably acceptable to Agent. Upon delivery to Agent of written certification by Borrower that the applicable Obligor has reasonably expended amounts or committed in writing to expend amounts for the restoration or replacement of the asset in respect of which such payment or award was made, specifying the amount expended or committed, so long as no Default or Event of Default shall have occurred and be continuing any such amount deposited with Agent shall be released by Agent to Borrower; provided, however, that, in the event that within 365 days
                     --------  -------
           of receipt of such payment or award by Borrower, to the extent Borrower shall not have certified to Agent its intention to expend an equivalent amount for the restoration or replacement of the asset in respect of which such payment or award was made, Borrower shall make a prepayment on the Term Loans (using any funds deposited with Agent pursuant to this Section 3.2(b)(1) or other funds) in the amount of
                            -----------------
           the excess of the amount of such payment or award over the amount of such expenditures and/or commitment on such 365th day.

               (ii) In cases where the amount of the net cash proceeds of any payment or award is equal to or less than $500,000 and no Default or Event of Default has occurred and is continuing, such proceeds may be paid to any Obligor, and if received by Agent shall be paid by Agent to Borrower, for use in paying for replacements or repairs of or substitutes for the damaged, destroyed or taken assets.

           (2 Excess Cash Flow.  Within fifteen (15) Business Days after the
              ----------------
     delivery of the Annual Audited Financial Statements pursuant to Section 7.2
                                                                     -----------
     hereof with respect to each fiscal year of Borrower (commencing with the fiscal year 2001), Borrower shall make a prepayment on the Term Loans in an amount equal to (i) Excess Cash Flow for such fiscal year times 50% less
                                                                  -----     ----
     (ii) optional prepayments made on the Term Loans during such fiscal year. The calculation of Excess Cash Flow for any fiscal year based upon the applicable Annual Audited Financial Statements shall be conclusive, absent manifest error.

     (c   Term Loan A Amortization.   The principal of the Term Notes A shall be
          ------------------------
due and payable in quarterly installments, each due on a Quarterly Date, beginning on the last day of the first fiscal quarter of 2001, equal to the amount set forth in the following table opposite the applicable payment (allocated among the Term Loan A Lenders pro rata in accordance with the unpaid principal balances of their respective Term Notes A):

     Payment                               Payment  Amount
     -------                               ---------------

     first through fourth                       $1,500,000
     fifth through eighth                       $1,875,000
     ninth through twelfth                      $2,500,000
     thirteenth through nineteenth              $3,125,000

On the Term Loan A Maturity Date, the entire unpaid principal balance of each Term Note A and all accrued and unpaid interest on the unpaid principal balance of each Term Note A shall be finally due and payable.

     (d   Term Loan B Amortization.   The principal of the Term Notes B shall be
          ------------------------
due and payable in quarterly installments, each due on a Quarterly Date, beginning on the last day of the first fiscal quarter of 2001, equal to the amount set forth in the following table opposite the applicable payment (allocated among the Term Loan B Lenders pro rata in accordance with the unpaid principal balances of their respective Term Notes B):

     Payment                                Payment Amount
     -------                                --------------

     first through twentieth                    $  250,000
     twenty-first through twenty-seventh        $8,750,000

On the Term Loan B Maturity Date, the entire unpaid principal balance of each Term Note B and all accrued and unpaid interest on the unpaid principal balance of each Term Note B shall be finally due and payable.

     (e   Interest Payments.  Accrued and unpaid interest on the unpaid
          -----------------
principal balance of the Loans shall be due and payable on the Interest Payment Dates.

     (f   Payments and Interest on Reimbursement Obligations.  Borrower will pay
          --------------------------------------------------
to Agent for the account of each Lender the amount of each Reimbursement Obligation on the date on which the Agent notifies Borrower of the date and amount of the applicable payment by the Issuer of any drawing under a Letter of Credit. The amount of any Reimbursement Obligation may, if the applicable conditions precedent specified in Sections 5.1 and 5.2 hereof have been
                                  ------------     ---
satisfied, be paid with the proceeds of Revolving Loans.  Subject to Section
                                                                     -------
11.7 hereof, Borrower will pay to Agent for the account of each Lender interest
----
at the applicable Past Due Rate on any Reimbursement Obligation and on any other amount payable by Borrower hereunder to or for the account of such Lender (but, if such amount is interest, only to the extent legally allowed), which shall not be paid in full within five (5) days after the date due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the expiration of such five (5) day period until the same is paid in full.

     (g   Payment of Make Whole Amount.  Borrower hereby expressly (a) waives
          ----------------------------
any and all rights it may have under applicable law to prepay without penalty or premium all or any part of the Term Loans B prior to January 1, 2003, either voluntarily or upon an acceleration of the maturity date of the applicable Term Note B and (b) agrees that if, due to a voluntary prepayment of the Term Notes B or the acceleration of the maturity date of the applicable Term Note B or any other reason (except as provided in the last sentence of this Section 3.2(g)), a prepayment of all or
                                         --------------
any part of the principal of the Term Loans B is made by or on behalf of Borrower at any time prior to January 1, 2003, then Borrower or any other party making any such prepayment shall be obligated to pay, concurrently therewith, as a prepayment charge, an amount equal to the applicable Make Whole Amount and the payment of such Make Whole Amount shall be secured by the Security Documents. Notwithstanding the foregoing, no Make Whole Amount shall be payable in connection with any prepayments made on the Term Loans B pursuant to Section
                                                                     -------
3.2(b) hereof.
------

     (h   Application of Prepayments on Term Loans.  Any prepayments made on the
          ----------------------------------------
Term Loans pursuant to Section 3.2(b) hereof, and any  voluntary prepayments
                       --------------
made on the Term Loans pursuant to Section 3.2(a) hereof on or after January 1,
                                   --------------
2003, will be applied pro rata between the Term Notes A and the Term Notes B based on their respective unpaid principal balances. Notwithstanding the foregoing, the holder of any Term Loan B Note may elect to waive its right to receive any prepayment required to be made under Section 3.2(b) hereof, such
                                                 --------------
election to be exercisable by delivery of written notice thereof to Agent no later than one (1) Business day prior to disbursement by Agent to Lenders of the applicable prepayment. If the holder of any Term Loan B Note so waives its right to receive any such prepayment, such prepayment shall be allocated among the holders of the other Term Notes. Any voluntary prepayments made on the Term Loans pursuant to Section 3.2(a) hereof prior to January 1, 2003 shall be
                  --------------
applied, at Borrower's option exercisable by delivery of written notice thereof to Agent concurrently with the applicable prepayment, either (i) to the Term Loans A or (ii) pro rata between the Term Notes A and the Term Notes B based on their respective unpaid principal balances. All prepayments made on any Term Note shall be applied to scheduled principal installments on such Term Note in inverse order of their maturities.

     3.3  Interest Options
          ----------------

     (a   Options Available.  The outstanding principal balance of the Notes
          -----------------
(including, without limitation, the Swing Note) shall bear interest at the Base Rate; provided, that (1) all past due amounts, both principal and accrued
      --------
interest, shall bear interest at the Past Due Rate, and (2) subject to the provisions hereof, Borrower shall have the option of having all or any portion of the principal balances of the Notes (other than the Swing Note) from time to time outstanding bear interest at a Eurodollar Rate. The records of Agent and each of the Lenders with respect to Interest Options, Interest Periods and the amounts of Loans to which they are applicable shall be binding and conclusive, absent manifest error. Interest on the Loans shall be calculated at the Base Rate except where it is expressly provided pursuant to this Agreement that a Eurodollar Rate is to apply. Interest on the amount of each advance against the Notes shall be computed on the amount of that advance and from the date it is made. Notwithstanding anything in this Agreement to the contrary, for the full term of the Notes the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holders of the Notes for the use, forbearance or detention of the debt evidenced thereby (including all interest on the Notes at the Stated Rate plus the Additional Interest) shall not exceed the Ceiling Rate.

     (b   Designation and Conversion.  Borrower shall have the right to
          --------------------------
designate or convert its Interest Options in accordance with the provisions hereof. Provided no Event of Default has occurred and is continuing and subject
         --------
to the last sentence of Section 3.3(a) and the provisions of Section 3.3(c),
                        --------------                       --------------
Borrower may elect to have a Eurodollar Rate apply or continue to apply to all or any portion of the principal balance of the Notes (other than the Swing
Note). Each change in Interest Options shall be a conversion of the rate of interest applicable to the specified portion of the Loans, but such conversion shall not change the respective outstanding principal balances of the Notes.
The Interest Options shall be designated or converted in the manner provided below:

       i) Borrower shall give Agent telephonic notice, promptly confirmed by a Rate Designation Notice (and Agent shall promptly inform each Lender thereof). Each such telephonic and written notice shall specify the amount of the Loan and type (i.e. Revolving Loan, Term Loan A or Term Loan B) which is the subject of the designation, if any; the amount of borrowings into which such borrowings are to be converted or for which an Interest Option is designated; the proposed date for the designation or conversion and the Interest Period or Periods, if any, selected by Borrower. Such telephonic notice shall be irrevocable and shall be given to Agent no later than the applicable Rate Designation Date.

      ii) No more than twelve (12) LIBOR Borrowings shall be in effect with respect to the Loans at any time.

     iii) Each designation or conversion of a LIBOR Borrowing shall occur on a LIBOR Business Day.

      iv)  Except as provided in Section 3.3(c) hereof, no LIBOR Borrowing shall
                                --------------
           be converted to a Base Rate Borrowing or another LIBOR Borrowing on any day other than the last day of the applicable Interest Period.

       v) Each request for a LIBOR Borrowing shall be in the amount equal to $250,000 or a multiple of $100,000 in excess thereof.

      vi) Each designation of an Interest Option with respect to the Revolving Notes shall apply to all of the Revolving Notes ratably in accordance with their respective outstanding principal balances. Each designation of an Interest Option with respect to the Term Notes A shall apply to all of the Term Notes A ratably in accordance with their respective outstanding principal balances. Each designation of an Interest Option with respect to the Term Notes B shall apply to all of the Term Notes B ratably in accordance with their respective outstanding principal balances. If any Lender assigns an interest in any of its Notes when any LIBOR Borrowing is outstanding with respect thereto, then such assignee shall have its ratable interest in such LIBOR Borrowing.

     (c   Special Provisions Applicable to LIBOR Borrowings.
          -------------------------------------------------

     i)  Options Unlawful.  If the adoption of any applicable Legal Requirement
         ----------------
after the Effective Date or any change after the Effective Date in any applicable Legal Requirement or in the interpretation or administration thereof by any Governmental Authority or compliance by any Lender with any request or directive (whether or not having the force of law) issued after the Effective Date by any central bank or other Governmental Authority shall at any time make it unlawful or impossible for any Lender to permit the establishment of or to maintain any LIBOR Borrowing, the commitment of such Lender to establish or maintain such LIBOR Borrowing shall forthwith be canceled and Borrower shall forthwith, upon demand by Agent to Borrower, (1) convert the LIBOR Borrowing of such Lender with respect to which such demand was made to a Base Rate Borrowing;
(2) pay all accrued and unpaid interest to date on the amount so converted; and
(3) pay any amounts required to compensate each Lender for any additional cost or expense which any Lender may incur as a result of such adoption of or change in such Legal Requirement or in the interpretation or administration thereof and any Funding Loss which any Lender may incur as a result of such conversion. If, when Agent so notifies Borrower, Borrower has given a Rate Designation Notice specifying a LIBOR Borrowing but the selected Interest Period has not yet begun, as to the applicable Lender such Rate Designation Notice shall be deemed to be of no force and effect, as if never made, and the balance of the Loans made by such Lender specified in such Rate Designation Notice shall bear interest at the Base Rate until a different available Interest Option shall be designated in accordance herewith.

     ii)  Increased Cost of Borrowings.  If the adoption after the Effective
          ----------------------------
Date of any applicable Legal Requirement or any change after the Effective Date in any applicable Legal Requirement or in the interpretation or administration thereof by any Governmental Authority or compliance by any Lender with any request or directive (whether or not having the force of law) issued after the Effective Date by any central bank or Governmental Authority shall at any time as a result of any portion of the principal balances of the Notes being maintained on the basis of a Eurodollar Rate:

           (1) subject any Lender to any Taxes, or any deduction or withholding for any Taxes, on or from any payment due under any LIBOR Borrowing or other amount due hereunder, other than income and franchise taxes of the United States or its political subdivisions or such other jurisdiction in which the applicable Lender has its principal office or applicable lending office; or

           (2) change the basis of taxation of payments due from Borrower to any Lender under any LIBOR Borrowing (otherwise than by a change in the rate of taxation of the overall net income of such Lender); or

           (3) impose, modify, increase or deem applicable any reserve requirement (excluding that portion of any reserve requirement included in the calculation of the applicable Eurodollar Rate), special deposit requirement or similar requirement (including, but not limited to, state law requirements and Regulation D) against assets of any Lender, or against deposits with any Lender, or against loans made by any Lender, or against any other funds, obligations or other property owned or held by any Lender; or

           (4) impose on any Lender any other condition regarding any LIBOR Borrowing;

and the result of any of the foregoing is to increase the cost to any Lender of agreeing to make or of making, renewing or maintaining such LIBOR Borrowing, or reduce the amount of principal or interest received by any Lender, then, within 15 Business Days after demand by Agent (accompanied by a statement setting forth in reasonable detail the applicable Lender's basis therefor), Borrower shall pay to Agent additional amounts which shall compensate each Lender for such increased cost or reduced amount. The determination by any Lender of the amount of any such increased cost, increased reserve requirement or reduced amount shall be conclusive and binding, absent manifest error. Borrower shall have the right, if it receives from Agent any notice referred to in this paragraph, upon three Business Days' notice to Agent (which shall notify each affected Lender), either (i) to repay in full (but not in part) any borrowing with respect to which such notice was given, together with any accrued interest thereon, or (ii) to convert the LIBOR Borrowing which is the subject of the notice to a Base Rate Borrowing; provided, that any such repayment or conversion shall be accompanied
           --------
by payment of (x) the amount required to compensate each Lender for the increased cost or reduced amount referred to in the preceding paragraph; (y) all accrued and unpaid interest to date on the amount so repaid or converted, and
(z) any Funding Loss which any Lender may incur as a result of such repayment or conversion. Each Lender will notify Borrower through Agent of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by Borrower through Agent) will designate a different lending office of such Lender for the applicable LIBOR Borrowing or will take such other action as Borrower may reasonably request if such designation or action is consistent with the internal policy of such Lender and legal and regulatory restrictions, will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender (provided that such Lender shall have no
                                --------
obligation so to designate a different lending office which is located in the United States of America).

     iii)  Inadequacy of Pricing and Rate Determination.  If, for any reason
           --------------------------------------------
with respect to any Interest Period, Agent (or, in the case of clause 3 below,
                                                               --------
the applicable Lender) shall have determined (which determination shall be conclusive and binding upon Borrower, absent manifest error) that:

           (1) Agent is unable through its customary general practices to determine any applicable Eurodollar Rate, or

           (2) by reason of circumstances affecting the applicable market, generally, Agent is not being offered deposits in United States dollars in such market, for the applicable Interest Period and in an amount equal to the amount of any applicable LIBOR Borrowing requested by Borrower, or

           (3) any applicable Eurodollar Rate will not adequately and fairly reflect the cost to any Lender of making and maintaining such LIBOR Borrowing hereunder for any proposed Interest Period,

then Agent shall give Borrower notice thereof and thereupon, (A) any Rate Designation Notice previously given by Borrower designating the applicable LIBOR Borrowing which has not commenced as of the date of such notice from Agent shall be deemed for all purposes hereof to be of no force and effect, as if never given, and (B) until Agent shall notify Borrower that the circumstances giving rise to such notice from Agent no longer exist, each Rate Designation Notice requesting the applicable Eurodollar Rate shall be deemed a request for a Base Rate Borrowing, and any applicable LIBOR Borrowing then outstanding shall be converted, without any notice to or from Borrower, upon the termination of the Interest Period then in effect with respect to it, to a Base Rate Borrowing.

     iv)  Funding Losses.  Borrower shall indemnify each Lender against and hold
          --------------
each Lender harmless from any Funding Loss. This indemnity shall survive the payment of the Notes. A certificate of such Lender (explaining in reasonable detail the amount and calculation of the amount claimed) as to any additional amounts payable pursuant to this paragraph submitted to Borrower shall be conclusive and binding upon Borrower, absent manifest error.

     (d) Funding Offices; Adjustments Automatic; Calculation Year.  Any Lender
         --------------------------------------------------------
may, if it so elects, fulfill its obligation as to any LIBOR Borrowing by causing a branch or affiliate of such Lender to make such Loan and may transfer and carry such Loan at, to or for the account of any branch office or affiliate of such Lender; provided, that in such event for the purposes of this Agreement
                --------
such Loan shall be deemed to have been made by such Lender and the obligation of Borrower to repay such Loan shall nevertheless be to such Lender and shall be deemed held by it for the account of such branch or affiliate. Without notice to Borrower or any other Person, each rate required to be calculated or determined under this Agreement shall automatically fluctuate upward and downward in accordance with the provisions of this Agreement. Interest at the Prime Rate shall be computed on the basis of the actual number of days elapsed in a year consisting of 365 or 366 days, as the case may be. All other interest required to be calculated or determined under this Agreement shall be computed on the basis of the actual number of days elapsed in a year consisting of 360 days, unless the Ceiling Rate would thereby be exceeded, in which event, to the extent necessary to avoid exceeding the Ceiling Rate, the applicable interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which accrued.

     (e) Funding Sources.  Notwithstanding any provision of this Agreement to
         ---------------
the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of the Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if each Lender had actually funded and maintained each LIBOR Borrowing during each Interest Period through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period.

4.   Payments; Pro Rata Treatment; Computations, Etc.
     ------------------------------------------------

     4.1  Payments.
          --------

     (a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by Borrower hereunder, under the Notes and under the other Loan Documents shall be made in Dollars, in immediately available funds, to Agent at the Principal Office (or in the case of a successor Agent, at the principal office of such successor Agent in the United States), not later than 10:00 a.m. Houston time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of Borrower with Agent or such Lender, as the case may be.

     (b) Borrower shall, at the time of making each payment hereunder, under any Note or under any other Loan Document, specify to Agent the Loans or other amounts payable by Borrower hereunder or thereunder to which such payment is to be applied. Each payment received by Agent hereunder, under any Note or under any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds. If Agent fails to send to any Lender the applicable amount by the close of business on the date any such payment is received by Agent if such payment is received prior to 10:00 a.m. Houston time (or on the next succeeding Business Day with respect to payments which are received after 10:00 a.m. Houston time), Agent shall pay to the applicable Lender interest on such amount from such date at the Federal Funds Rate. Borrower, the Lenders and Agent acknowledge and agree that this provision and each other provision of this Agreement or any of the other Loan Documents relating to the application of amounts in payment of the Obligations shall be subject to the provisions of Section 4.2(d) regarding pro rata application of
                             --------------           --- ----
amounts after an Event of Default shall have occurred and be continuing.

     (c) If the due date of any payment hereunder or under any Note falls on a day which is not a Business Day, the due date for such payment (except as otherwise provided in Section 3.3 hereof) shall be extended to the next
                      -----------
succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

     (d) All payments by the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for or on account of any present or future income, stamp, or other taxes, fees, duties, withholding or other charges of any nature whatsoever imposed by any taxing authority excluding in the case of each Lender taxes imposed on or measured by its net income or franchise taxes imposed by the jurisdiction in which it is organized or through which it acts for purposes of this Agreement (such non-excluded items being hereinafter referred to as "Taxes"). If as a result of any change in law (or
                            -----
the interpretation thereof) after the date that the applicable Lender became a "Lender" under this Agreement any withholding or deduction from any payment to be made to, or for the account of, a Lender by the Borrower hereunder or under any other Loan Document is required in respect of any Taxes pursuant to any applicable law, rule, or regulation, then the Borrower will (i) pay to the relevant authority the full amount required to be so withheld or deducted; (ii) to the extent available, promptly forward to the Agent an official receipt or other documentation reasonably satisfactory to the Agent evidencing such payment to such authority; and (iii) pay to the Agent, for the account of each affected
Lender, such additional amount or amounts as are necessary to ensure that the net amount actually received by such Lender will equal the full amount such Lender would have received had no such withholding or deduction been required. Each Lender shall determine such additional amount or amounts payable to it (which determination shall, in the absence of manifest error, be conclusive and binding on the Borrower). If a Lender becomes aware that any such withholding or deduction from any payment to be made by the Borrower hereunder or under any other Loan Document is required, then such Lender shall promptly notify the Agent and the Borrower thereof stating the reasons therefor and the additional amount required to be paid under this Section. Each Lender shall execute and deliver to the Agent and Borrower such forms as it may be required to execute and deliver pursuant to Section 11.13 hereof. To the extent that any such
                        -------------
withholding or deduction results from the failure of a Lender to provide a form required by Section 11.13 hereof (unless such failure is due to some prohibition
            -------------
under applicable Legal Requirements), the Borrower shall have no obligation to pay the additional amount required by clause (iii) above. Anything in this
                                      ------------
Section notwithstanding, if any Lender elects to require payment by the Borrower of any material amount under this Section, the Borrower may, within 60 days after the date of receiving notice thereof and so long as no Default shall have occurred and be continuing, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination the Borrower shall
           --------
(i) if the Agent and each of the other Lenders shall consent, pay that Lender all principal, interest and fees and other amounts owed to such Lender through such date of termination or (ii) have arranged for another financial institution approved by the Agent (such approval not to be unreasonably withheld) as of such date, to become a substitute Lender for all purposes under this Agreement in the manner provided in Section 11.6; provided further that, prior to substitution
                   ------------  ----------------
for any Lender, the Borrower shall have given written notice to the Agent of such intention and the Lenders shall have the option, but no obligation, for a period of 60 days after receipt of such notice, to increase their Commitments in order to replace the affected Lender in lieu of such substitution.

     4.2  Pro Rata Treatment.  Except to the extent otherwise provided herein:
          ------------------
(a) each borrowing from the Lenders under Section 2.1 hereof shall be made (x)
                                          -----------
in the case of Term Loans, ratably from the Term Loan Lenders in accordance with the amounts set forth opposite their signature lines hereto under the headings "Term Loan A" and "Term Loan B", respectively, and (y) in the case of Revolving Loans, ratably from the Revolving Loan Lenders in accordance with their respective Revolving Loan Commitments, provided that borrowings of Swing Loans
                                       --------
shall be for Chase's own account; (b) each payment of revolving loan commitment fees shall be made for the account of the Revolving Loan Lenders, and each termination or reduction of the Revolving Loan Commitments of the Revolving Loan Lenders under Section 2.3 hereof shall be applied, pro rata, according to the
              -----------                          --------
Revolving Loan Lenders' respective Revolving Loan Commitments; (c) each payment by Borrower of principal of or interest on the Term Loans or Revolving Loans, as the case may be, prior to the occurrence of an Event of Default (or after the applicable Event of Default shall have been fully cured) shall be made to Agent for the account of the Lenders pro rata in accordance with the respective unpaid
                               --------
principal amounts of such Term Loans or Revolving Loans, as the case may be, held by the Lenders, provided that payments of Swing Loans prior to the
                     --------
occurrence of an Event of Default (or after the applicable Event of Default shall have been fully cured) shall be for Chase's own account; (d) subject to the provisions of Sections 3.2(g) and (h) hereof, each payment by Borrower of
                  ---------------     ---
principal of or interest on the Term Loans or Revolving Loans (including Swing Loans), as the case may be, after an Event of Default shall have occurred and be continuing shall be made to Agent for the account of the Lenders pro rata in
                                                                 --------
accordance with the respective unpaid
principal amounts of the Obligations held by the Lenders (i.e. such payments shall be shared by all of the Lenders and not restricted to the holders of the Swing Note or Revolving Notes or Term Notes, regardless of any attempted contrary designation by Borrower), and (e) the Revolving Loan Lenders (other than the applicable Issuer) shall purchase from the applicable Issuer participations in each Letter of Credit to the extent of their respective Revolving Loan Commitment Percentages.

     4.3  Certain Actions, Notices, Etc.    Notices to Agent of any termination
          ------------------------------
or reduction of Revolving Loan Commitments and of borrowings and optional prepayments of Loans and requests for issuances of Letters of Credit shall be irrevocable and shall be effective only if received by Agent not later than 10:00 a.m. Houston time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing and/or prepayment specified below:

                                         Number of Business Days Prior Notice
                                         ------------------------------------

           Termination or Reduction of
           Revolving Loan Commitments                5

           Borrowings or prepayments of              same day
           Swing Loans

           Revolving Loan repayment                  1

           Borrowing at the Base Rate                1

           Letter of Credit issuance                 5

           Prepayments required pursuant to
           Section 3.2(b)                            same day
           --------------

           Optional prepayment of
           Term Loan                                 5


Each such notice of termination or reduction shall specify the amount of the applicable Revolving Loan Commitment to be terminated or reduced. Each such notice of borrowing or prepayment shall specify the amount of the Loans to be borrowed or prepaid and the date of borrowing or prepayment (which shall be a Business Day). Agent shall promptly notify the affected Lenders of the contents of each such notice. Any selection of a Eurodollar Rate with respect to a Loan shall be subject to the advance notice requirements set forth in Section 3.3
                                                                 -----------
hereof.

     4.4  Non-Receipt of Funds by Agent.  Unless Agent shall have been
          -----------------------------
notified by a Lender or Borrower (the "Payor") prior to the date on which such
                                       -----
Lender is to make payment to Agent of the proceeds of a Loan (or funding of a drawing under a Letter of Credit or reimbursement with respect to any drawing under a Letter of Credit) to be made by it hereunder or Borrower is to make a payment to Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall
                                          ----------------
be effective upon receipt, that the Payor does not intend to make the Required

Payment to Agent, Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to Agent, the recipient of such payment (or, if such recipient is the beneficiary of a Letter of Credit, Borrower and, if Borrower fails to pay the amount thereof to Agent forthwith upon demand, the Lenders ratably in proportion to their respective Revolving Loan Commitment Percentages) shall, on demand, pay to Agent the amount made available by Agent, together with interest thereon in respect of the period commencing on the date such amount was so made available by Agent until the date Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

     4.5  Sharing of Payments, Etc.    If a Lender shall obtain payment of any
          -------------------------
principal of or interest on any Loan made by it under this Agreement, on any Reimbursement Obligation or on any other Obligation then due to such Lender hereunder, through the exercise of any right of set-off (including, without limitation, any right of setoff or lien granted under Section 9.2 hereof),
                                                      -----------
banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Loans made, or Reimbursement Obligations or other Obligations held, by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Lenders shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata in accordance with the unpaid Obligations
                            --------
then due to each of them. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Loans made, or Reimbursement Obligations or other Obligations held, by other Lenders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans, or Reimbursement Obligations or other Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower.

5.   Conditions Precedent.
     --------------------

     5.1  Initial Loans and Letters of Credit  .  The obligation of each Lender
          -----------------------------------
or each Issuer to make its initial Loans or issue or participate in a Letter of Credit (if such Letter of Credit is issued prior to the funding of the initial Loans) hereunder is subject to the following conditions precedent, each of which shall have been fulfilled or waived to the satisfaction of the Majority Lenders:

     (a) Authorization and Status.  Agent shall have received from the
         ------------------------
appropriate Governmental Authorities certified copies of the applicable Organizational Documents of each Obligor required to be filed with such Governmental Authorities, and evidence satisfactory to Agent of all action taken by each Obligor authorizing the execution, delivery and performance of the Loan Documents and all other documents related to this Agreement to which it is a party (including, without limitation, a certificate of the secretary of each such party which is a corporation setting forth the resolutions of its Board of Directors authorizing the transactions contemplated thereby and attaching a copy of its bylaws), together with such certificates as may be appropriate to demonstrate the qualification and good standing of and payment of taxes by each Obligor in the jurisdiction of its organization and in each other jurisdiction where the failure in which to qualify would have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor.

     (b) Incumbency.  Each Obligor shall have delivered to Agent a certificate
         ----------
in respect of the name and signature of each of the officers (i) who is authorized to sign on its behalf the applicable Loan Documents related to any Loan or the issuance of any Letter of Credit and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with any Loan or the issuance of any Letter of Credit. Agent and each Lender may conclusively rely on such certificates until they receive notice in writing from the applicable Obligor to the contrary.

     (c) Notes.  Agent shall have received the appropriate Notes of Borrower for
         -----
each Lender, duly completed and executed.

     (d) Loan Documents.  Each Obligor shall have duly executed and delivered
         --------------
the Loan Documents to which it is a party (in such number of copies as Agent shall have requested). Each such Loan Document shall be in substantially the form furnished to the Lenders prior to their execution of this Agreement, together with such changes therein as Agent may approve.

     (e) Security Matters.  All such action as Agent shall have requested to
         ----------------
perfect the Liens created pursuant to the Security Documents shall have been taken, including, without limitation, where applicable, the filing and recording of the Security Documents with the appropriate Governmental Authorities. Agent shall also have received evidence satisfactory to it that the Liens created by the Security Documents constitute first priority Liens, except for the exceptions expressly provided for herein, including, without limitation, Uniform Commercial Code search reports, satisfactory title evidence in form and substance acceptable to Agent, and executed releases of any prior Liens (except as permitted by Section 8.2). Agent shall be granted a first priority Lien
                -----------
securing all of the Obligations upon all of the issued and outstanding equity interests in and to Borrower and each of its Subsidiaries (other than Excluded Subsidiaries and Non-Recourse Subsidiaries), pursuant to Loan Documentation in Proper Form, as a condition precedent to any Loan.

     (f) Fees and Expenses. Borrower shall have paid to Agent all unpaid fees in
         -----------------
the amounts previously agreed upon in writing among Borrower and Agent; and shall have in addition paid to Agent all amounts payable under Section 11.3
                                                               ------------
hereof, on or before the date of this Agreement, except for amounts which Agent, in its sole discretion, agrees may be paid at a later date.

     (g) Insurance.  Borrower shall have delivered to Agent certificates of
         ---------
insurance satisfactory to Agent evidencing the existence of all insurance required to be maintained by each Obligor by this Agreement and the Security Documents (including without limitation environmental insurance which may be required by Agent).

     (h) Opinions of Counsel.  Agent shall have received such opinions of
         -------------------
counsel to Obligors as the Majority Lenders shall reasonably request with respect to Obligors and the Loan Documents.

     (i) Consents.  Agent shall have received evidence satisfactory to the
         --------
Lenders that all material consents of each Governmental Authority and of each other Person, if any, reasonably required in connection with (a) the Loans and the Letters of Credit and (b) the execution, delivery and performance of this Agreement and the other Loan Documents have been satisfactorily obtained.

     (j) Key Agreements.  Agent shall have received copies of the Key
         --------------
Agreements, in Proper Form, and, where applicable, shall have received evidence satisfactory to Agent that the transactions contemplated therein have been consummated, subject only to the requested funding of Loans. Upon request of Agent or the Majority Lenders, the copies of any designated Key Agreements shall be certified as true, correct and complete by Borrower.

     (k) Title Insurance Policies.  To the extent requested by Agent or the
         ------------------------
Majority Lenders, Agent shall have received the Title Insurance Policies and legible copies of any matters referred to therein, together with a survey or surveys of the Mortgaged Property, in Proper Form.

     (l) Taco Cabana Purchase.  The transaction contemplated by that certain
         --------------------
Agreement and Plan of Merger dated as of October 6, 2000 executed by and among Borrower, Spur Acquisition Corp. and Taco Cabana, Inc. (without amendment except as approved in writing by the Majority Lenders) shall have been consummated and the total consideration paid by Borrower and its Subsidiaries in connection therewith shall not have exceeded $160,000,000.

     (m) Other Documents.  Agent shall have received such other documents
         ---------------
consistent with the terms of this Agreement and relating to the transactions contemplated hereby as Agent or the Majority Lenders may reasonably request.

     5.2  All Loans and Letters of Credit  .  The obligation of each Lender to
          -------------------------------
make any Loan to be made by it hereunder or to issue or participate in any Letter of Credit is subject to (a) the accuracy, in all material respects, on the date of such Loan or such issuance of all representations and warranties of each Obligor contained in this Agreement and the other Loan Documents; (b) Agent shall have received the following, all of which shall be duly executed and in Proper Form: (1) a Request for Extension of Credit as to the Loan or the Letter of Credit, as the case may be, no later than 10:00 a.m. Houston time on the Business Day on which such Request for Extension of Credit must be given under
Section 4.3 hereof, (2) in the case of a Letter of Credit, an Application, and
-----------
(3) such other documents as Agent or the Majority Lenders may reasonably require; (c) prior to the making of such Loan or the issuance of such Letter of Credit, there shall have occurred no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower and the Obligors, on a consolidated basis; (d) no Default or Event of Default shall have occurred and be continuing; (e) the making of such Loan or the issuance of such Letter of Credit shall not be illegal or prohibited by any Legal Requirement;
(f) in the case of a Revolving Loan, all Swing Loans then outstanding shall have been paid or shall be paid with the proceeds of such Revolving Loan, and (g) Borrower shall have paid all fees and expenses of the type described in Section
                                                                        -------
11.3 hereof and all other fees owed to Agent or any Lender under the Loan
----
Documents which are due and payable, in each case, prior to or on the date of such Loan or such issuance. The submission by the Borrower of a Request for Extension of Credit shall be deemed to be a representation and warranty that the conditions precedent to the applicable Loan or Letter of Credit have been satisfied.

6.   Representations and Warranties.
     ------------------------------

     To induce the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, Borrower represents and warrants (such representations and warranties to survive any investigation and the making of the Loans and the issuance of any Letters of Credit) to the Lenders and Agent as follows:

     6.1  Organization.  Each Obligor (a) is duly organized, validly existing
          ------------
and in good standing under the laws of the jurisdiction of its organization; (b) has all necessary power and authority to conduct its business as presently conducted, and (c) is duly qualified to do business and in good standing in the jurisdiction of its organization and in all jurisdictions in which the failure to so qualify would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor.

     6.2  Financial Statements.  Borrower has furnished to Agent (i) audited
          --------------------
financial statements (including a balance sheet) as to Borrower which fairly present in all material respects, in accordance with GAAP, the consolidated financial condition and the results of operations of Borrower as at the end of Borrower's 1999 fiscal year, (ii) unaudited financial statements (including a balance sheet) as to Borrower which fairly present in all material respects, in accordance with GAAP, the consolidated financial condition and the results of operations of Borrower as at the end of the third quarter of Borrower's 2000 fiscal year, (iii) audited financial statements (including a balance sheet) as to Taco Cabana, Inc. which fairly present in all material respects, in accordance with GAAP, the consolidated financial condition and the results of operations of Taco Cabana, Inc. and its Subsidiaries as at the end of Taco Cabana's 1999 fiscal year and (iv) unaudited financial statements (including a balance sheet) as to Taco Cabana, Inc. which fairly present in all material respects, in accordance with GAAP, the consolidated financial condition and the results of operations of Taco Cabana, Inc. as at the end of the third quarter of
Taco Cabana, Inc.'s 2000 fiscal year.   Except for the acquisition of Taco
Cabana, Inc., no events, conditions or circumstances have occurred from the date that the financial statements were delivered to Agent through the Effective Date which would cause said financial statements to be misleading in any material respect. There are no material instruments or liabilities which should be reflected in such financial statements provided to Agent which are not so reflected (and disclosed to Lenders in writing prior to the Effective Date).

     6.3  Enforceable Obligations; Authorization.  The Loan Documents are
          --------------------------------------
legal, valid and binding obligations of each applicable Obligor, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws and judicial decisions affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of the Loan Documents (a) have all been duly authorized by all necessary action; (b) are within the power and authority of each applicable Obligor; (c) do not and will not contravene or violate any Legal Requirement applicable to any applicable Obligor or the Organizational Documents of any applicable Obligor, the contravention or violation of which would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor; (d) do not and will not result in the breach of, or constitute a default under, any material agreement or instrument by which any Obligor or any of its Property may be bound, and (e) do not and will not result in the creation of any Lien upon any Property of any Obligor, except in favor of Agent or as expressly contemplated therein. All necessary permits, registrations and consents for such making and performance have been obtained.

Except as otherwise expressly stated in the Security Documents, the Liens of the Security Documents, will constitute valid and perfected first and prior Liens on the Property described therein, subject to no other Liens whatsoever except Permitted Liens.

     6.4  Other Debt.  No Obligor is in default in the payment of any other
          ----------
Indebtedness or under any agreement, mortgage, deed of trust, security agreement or lease to which it is a party and which default would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor or on the ability of any Obligor to perform its respective obligations under any Loan Document to which it is a party.

     6.5  Litigation.  There is no litigation or administrative proceeding, to
          ----------
the knowledge of any executive officer of any Obligor, pending or threatened against, nor any outstanding judgment, order or decree against, any Obligor before or by any Governmental Authority which does or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor or on the ability of any Obligor to perform its respective obligations under any Loan Document to which it is a party. No Obligor is in default with respect to any judgment, order or decree of any Governmental Authority where such default would have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor.

     6.6  Title.  Each Obligor has good and marketable title to the Collateral
          -----
pledged (or purported to be pledged) thereby pursuant to the Security Documents, free and clear of all Liens except Permitted Liens.

     6.7  Taxes.  Each Obligor has filed all tax returns required to have been
          -----
filed and paid all taxes shown thereon to be due, except those for which extensions have been obtained and those which are being contested in good faith.

     6.8  Regulations T, U and X.  None of the proceeds of any Loan will be
          ----------------------
used for the purpose of purchasing or carrying directly or indirectly any margin stock or for any other purpose would constitute this transaction a "purpose credit" within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System, as any of them may be amended from time to time.

     6.9  Subsidiaries.  As of the Effective Date, Borrower has no
          ------------
Subsidiaries other than Carrols Realty Holdings Corp., a Delaware corporation, Carrols Realty I Corp., a Delaware corporation, the Excluded Subsidiaries, the Pollo Subsidiaries and the Taco Cabana Subsidiaries.

     6.10  No Untrue or Misleading Statements.  No representation or warranty
           ----------------------------------
made by Borrower in any Loan Document or in any document, instrument or other writing furnished to the Lenders by or on behalf of any Obligor in connection with the transactions contemplated in any Loan Document does or will contain any untrue material statement of fact or will omit to state any such fact (of which any executive officer of any Obligor has knowledge) necessary to make the representations, warranties and other statements contained herein or in such other document, instrument or writing not misleading in any material respect.

     6.11  ERISA.  With respect to each Plan, Borrower and each member of the
           -----
Controlled Group have fulfilled their obligations in all material respects, including obligations under the minimum funding standards of ERISA and the Code and are in compliance in all material respects with the provisions of ERISA and the Code. No event has occurred which could result in a liability of Borrower or any member of the Controlled Group to the PBGC or a Plan (other than to make contributions in the ordinary course) would reasonably be expected to have a material adverse effect on the Properties, liabilities, condition (financial or otherwise), business or operations of any Obligor. There have not been any nor are there now existing any events or conditions that would cause the Lien provided under Section 4068 of ERISA to attach to any Property of Borrower or any member of the Controlled Group. Unfunded Liabilities as of the date hereof do not exceed $500,000. No "prohibited transaction" has occurred with respect to any Plan.

     6.12  Investment Company Act.  No Obligor is an investment company within
           ----------------------
the meaning of the Investment Company Act of 1940, as amended, or, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company, within the meaning of said Act.

     6.13  Public Utility Holding Company Act.  No Obligor is an "affiliate"
           ----------------------------------
or a "subsidiary company" of a "public utility company," or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

     6.14  Solvency.  None of Borrower, any Obligor, or Borrower and its
           --------
Subsidiaries (other than Non-Recourse Subsidiaries), on a consolidated basis, is "insolvent," as such term is used and defined in (i) the Bankruptcy Code and
(ii) the fraudulent conveyance statutes of the States of New York or Texas or of any jurisdiction in which any of the Collateral may be located.

     6.15  Fiscal Year.  The fiscal year of each Obligor ends on the Sunday
           -----------
nearest December 31.

     6.16  Compliance.  Each Obligor is in compliance with all Legal
           ----------
Requirements applicable to it, except to the extent that the failure to comply therewith would not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor or the ability of any Obligor to perform its obligations under this Agreement or the Loan Documents to which it is a party.

     6.17  Environmental Matters.  Each Obligor has, to the best knowledge of
           ---------------------
their respective executive officers, obtained and maintained in effect all Environmental Permits (or the applicable Person has initiated the necessary steps to transfer the Environmental Permits into its name or obtain such permits), the failure to obtain which would reasonably be expected to have a material adverse effect on the Properties, liabilities, condition (financial or otherwise), business or operations of any Obligor. Each Obligor and its Properties, business and operations have been and are, to the best knowledge of their respective executive officers, in compliance with all applicable Requirements of Environmental Law and Environmental Permits the failure to comply with which would reasonably be expected to have a material adverse effect on the Properties, liabilities, condition (financial or otherwise), business or operations of any Obligor. Each Obligor and its Properties, business and operations are not subject to any (A) Environmental Claims or (B), to the best knowledge of their respective executive officers (after making reasonable inquiry of the personnel and records of their respective Corporations), Environmental Liabilities, in either case direct or contingent, arising from or based upon any act, omission, event, condition or circumstance occurring or existing on or prior to the date hereof which would reasonably be expected to have a material adverse effect on the Properties, liabilities, condition (financial or otherwise), business or operations of any Obligor. None of the officers of any Obligor has received any notice of any violation or alleged violation of any Requirements of Environmental Law or Environmental Permit or any Environmental Claim in connection with its Properties, liabilities, condition (financial or otherwise), business or operations which would reasonably be expected to have a material adverse effect on the Properties, liabilities, condition (financial or otherwise), business or operations of any Obligor. Borrower does not know of any event or condition with respect to currently enacted Requirements of Environmental Laws presently scheduled to become effective in the future with respect to any of the Properties of any Obligor which would reasonably be expected to have a material adverse effect on the Properties, liabilities, condition (financial or otherwise), business or operations of any Obligor, for which the applicable Obligor has not made good faith provisions in its business plan and projections of financial performance.

     6.18  Certificate of Title Property; Property of Excluded Subsidiaries.
           ----------------------------------------------------------------
The aggregate value (based on the greater of book or market value) of the Collateral which is subject to certificate of title laws is equal to or less than $250,000 on the date hereof. The aggregate value (based on the greater of book or market value) of the Property owned by the Excluded Subsidiaries is equal to or less than $1,000,000 on the date hereof.

     6.19  Collateral Covered.  As of the Effective Date, the Collateral
           ------------------
covered by the Security Documents constitutes substantially all material real and personal Property (other than Excluded Assets) owned by the Borrower and its Subsidiaries (other than Non-Recourse Subsidiaries).

     6.20  Subordinated Indebtedness.  The Obligations constitute "Senior
           -------------------------
Indebtedness" under the terms of the Subordinated Indebtedness existing as of the date hereof and this Agreement constitutes the "Senior Credit Facility" under the terms of the Subordinated Indebtedness existing as of the date hereof.

7.   Affirmative Covenants.
     ---------------------

     Borrower covenants and agrees with Agent and the Lenders that prior to the termination of this Agreement it will do, and cause each other Obligor to do, and if necessary cause to be done, each and all of the following:

     7.1  Taxes, Existence, Regulations, Property, Etc.    At all times (a) pay
          ---------------------------------------------
when due all taxes and governmental charges of every kind upon it or against its income, profits or Property, unless and only to the extent that the same shall be contested diligently in good faith and adequate reserves in accordance with GAAP have been established therefor; (b) do all things necessary to preserve its existence, qualifications, rights and franchises in all jurisdictions where such failure to qualify would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor; (c) comply with all applicable Legal Requirements (including without limitation Requirements of Environmental Law) in respect of the conduct of its business and the ownership of its Property, the noncompliance with which would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor or on the ability of any Obligor to perform its respective obligations under any Loan Document to which it is a party; and (d) cause its Property to be protected, maintained and kept in good repair and make all replacements and additions to such Property as may be reasonably necessary to conduct its business properly and efficiently.

     7.2  Financial Statements and Information.  Furnish to Agent and each
          ------------------------------------
Lender each of the following: (a) as soon as available and in any event within 100 days after the end of each applicable fiscal year, beginning with the fiscal year 2000, Annual Audited Financial Statements of Borrower and Carrols Holdings;
(b) as soon as available and in any event within 45 days after the end of each fiscal quarter (other than the last fiscal quarter) of each applicable fiscal year and within 100 days after the end of the last fiscal quarter of each fiscal year, Quarterly Financial Statements of Borrower and Carrols Holdings; (c) concurrently with the financial statements provided for in Subsections 7.2(a)
                                                           ------------------
and (b) hereof, such schedules, computations and other information, in
    ---
reasonable detail, as may be required by Agent to demonstrate compliance with the covenants set forth herein or reflecting any non-compliance therewith as of the applicable date, all certified and signed by the president or chief financial officer of Borrower (or other authorized officer approved by Agent) as true and correct in all material respects to the best knowledge of such officer and, commencing with the annual statement prepared as of the last day of the fiscal year 2000, a compliance certificate ("Compliance Certificate") in the
                                             ----------------------
form of Exhibit F hereto, duly executed by such authorized officer; (d) by the
        ---------
last day of each fiscal year, Borrower's annual business plan for the next fiscal year (including its balance sheet and income and cash flow projections for such fiscal year); (e) promptly upon their becoming publicly available, each financial statement, report, notice or definitive proxy statements sent by any Obligor to shareholders generally and each regular or periodic report and each registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by any Obligor with, or received by any Obligor in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency, and (f) such other information relating to the condition (financial or otherwise), operations, prospects or business of any Obligor as from time to time may be reasonably requested by Agent. Financial Statements for Borrower and Carrols Holding shall be prepared on a consolidated basis, and shall provide comparison to the corresponding period of the previous fiscal year. Each delivery of a financial statement pursuant to this Section 7.2 shall constitute a restatement of the
                           -----------
representations contained in the last two sentences of Section 6.2.
                                                       -----------

     7.3  Financial Tests.  Borrower will have and maintain:
          ---------------

           (a) Debt Service Coverage Ratio - a Debt Service Coverage Ratio of
               ---------------------------
     not less than 1.25 to 1.00 at all times.

           (b) Senior Debt to EBITDA Ratio - a Senior Debt to EBITDA Ratio of
               ---------------------------
     not greater than (1) 3.00 to 1.00 at all times during the period commencing on the date hereof through and including the last day of the fiscal year 2001; (2) 2.75 to 1.00 at all times during the period commencing on the first day of the fiscal year 2002 through and including the last day of the fiscal year 2002; (3) 2.50 to 1.00 at all times during the period commencing on the first day of the fiscal year 2003 through and including the last day of the fiscal year 2003, and (4) 2.00 to 1.00 at all times thereafter.

           (c) Total Debt to EBITDA Ratio - a Total Debt to EBITDA Ratio of not
               --------------------------
     greater than (1) 5.25 to 1.00 at all times during the period commencing on the date hereof through and including the last day of the fiscal year 2001;
     (2) 5.00 to 1.00 at all times during the period commencing on the first day of the fiscal year 2002 through and including the last day of the fiscal year 2002; (3) 4.50 to 1.00 at all times during the period commencing on the first day of the fiscal year 2003 through and including the last day of the fiscal year 2003, and (4) 4.00 to 1.00 at all times thereafter.

           (d) Fixed Charge Coverage Ratio - a Fixed Charge Coverage Ratio of
               ---------------------------
     not less than 1.10 to 1.00 at all times.

     7.4  Inspection.  Permit Agent and each Lender upon 3 days' prior notice
          ----------
(unless a Default or an Event of Default has occurred which is continuing, in which case no prior notice is required) to inspect its Property, to examine its files, books and records, except privileged communication with legal counsel and classified governmental material, and make and take away copies thereof, and to discuss its affairs with its officers and accountants, all during normal business hours and at such intervals and to such extent as Agent or any Lender may reasonably desire.

     7.5  Further Assurances.  Promptly execute and deliver, at Borrower's
          ------------------
expense, any and all other and further instruments which may be reasonably requested by Agent to cure any defect in the execution and delivery of any Loan Document in order to effectuate the transactions contemplated by the Loan Documents, and in order to grant, preserve protect and perfect the validity and priority of the security interests created by the Security Documents.

     7.6  Books and Records.  Maintain books of record and account which
          -----------------
permit financial statements to be prepared in accordance with GAAP.

     7.7  Insurance.  Borrower will (and will cause each other Obligor to)
          ---------
maintain insurance with such insurers, on such of its Property, with responsible companies in such amounts, with such deductibles and against such risks as are usually carried by owners of similar businesses and properties in the same general areas in which the applicable Obligor operates or as Agent may otherwise reasonably require, and furnish Agent satisfactory evidence thereof promptly upon request. These insurance provisions are cumulative of the insurance provisions of the Security Documents. Agent shall be provided with copies of the policies of insurance and a certificate of the insurer that the insurance required by this Section may not be canceled, reduced or affected in any material manner without thirty (30) days' prior written notice to Agent. Wherever applicable, such insurance shall name Agent as loss payee and/or mortgagee insured.

     7.8  Notice of Certain Matters.  Give Agent written notice of the
          -------------------------
following promptly after any executive officer (vice president or more senior) of Borrower shall become aware of the same:

     (a) the issuance by any court or governmental agency or authority of any injunction, order or other restraint prohibiting, or having the effect of prohibiting, the performance of this Agreement, any other Loan Document, or the making of the Loans or the initiation of any litigation, or any claim or controversy which would reasonably be expected to result in the initiation of any litigation, seeking any such injunction, order or other restraint;

     (b) the filing or commencement of any action, suit or proceeding, whether at law or in equity or by or before any court or any Governmental Authority involving claims in excess of $2,500,000 or which may reasonably be expected to result in a Default hereunder; and

     (c) any Event of Default or Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with the respect thereto.

Borrower will also notify Agent in writing at least 30 days prior to the date that any Obligor changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records. After the Effective Date, Borrower will notify Agent in writing at least 45 days prior to any Obligor's acquisition of any real Property or any material personal Property (other than Accounts, Inventory and Equipment), wherever located, other than the Collateral covered by the Security Documents and other than the Excluded Assets (such acquisition or ownership being herein called an "Additional Collateral Event" and the Property so acquired or owned
           ---------------------------
being herein called "Additional Collateral").  Any such acquisition shall be
                     ---------------------
subject to the provisions of Section 8.14 hereof.
                             ------------

     7.9  Interest Rate Risk.  Borrower shall comply with and shall maintain
          ------------------
in full force and effect a program for the hedging of interest rate risk (which may include one or more Interest Rate Risk Agreements) upon terms and in a manner acceptable to Agent providing for a notional amount equal to the excess amount of (i) the aggregate unpaid principal balance of Borrowed Money Indebtedness of Borrower (on a consolidated basis) bearing interest at a variable rate over (ii) 50% of the aggregate unpaid principal balance of the Borrowed Money Indebtedness of Borrower (on a consolidated basis).

     7.10  Capital Adequacy.  If any Lender shall have determined that the
           ----------------
adoption after the Effective Date or effectiveness after the Effective Date (whether or not previously announced) of any applicable law, rule, regulation or treaty regarding capital adequacy, or any change therein after the Effective Date, or any change in the interpretation or administration thereof after the Effective Date by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive after the Effective Date regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, under the Letters of Credit, the Notes or other Obligations held by it to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, upon satisfaction of the conditions precedent set forth in this Section 7.10, after demand by such Lender
                                       ------------
(with a copy to Agent) as provided below, pay (subject to Section 11.7 hereof)
                                                          ------------
to such Lender such additional amount or amounts as will compensate such Lender for such reduction. The certificate of any Lender setting forth such amount or amounts as shall be necessary to compensate it and the basis thereof and reasons therefor shall be delivered as soon as practicable to Borrower and shall be conclusive and binding, absent manifest error. Borrower shall pay the amount shown as due on any such certificate within five (5) Business Days after the delivery of such certificate. In preparing such certificate, a Lender may employ such assumptions and allocations of costs and expenses as it shall in good faith deem reasonable and may use any reasonable averaging and attribution method.

     7.11  ERISA Information and Compliance.  Promptly furnish to Agent (i)
           --------------------------------
immediately upon receipt, a copy of any notice of complete or partial withdrawal liability under Title IV of ERISA and any notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan,
(ii) if requested by Agent, promptly after the filing thereof with the United States Secretary of Labor or the PBGC or the Internal Revenue Service, copies of each annual and other report with respect to each Plan or any trust created thereunder, (iii) immediately upon becoming aware of the occurrence of any "reportable event," as such term is defined in Section 4043 of ERISA, for which the disclosure requirements of Regulation Section 2615.3 promulgated by the PBGC have not been waived, or of any "prohibited transaction," as such term is defined in Section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal financial officer of Borrower or the applicable member of the Controlled Group specifying the nature thereof, what action Borrower or the applicable member of the Controlled Group is taking or proposes to take with respect thereto, and, when known, any action taken by the PBGC, the Internal Revenue Service or the Department of Labor with respect thereto, (iv) promptly after the filing or receiving thereof by Borrower or any member of the Controlled Group of any notice of the institution of any proceedings or other actions which may result in the termination of any Plan, and (v) each request for waiver of the funding standards or extension of the amortization periods required by Sections 303 and 304 of ERISA or Section 412 of the Code promptly after the request is submitted by Borrower or any member of the Controlled Group to the Secretary of the Treasury, the Department of Labor or the Internal Revenue Service, as the case may be. To the extent required under applicable statutory funding requirements, Borrower will fund, or will cause the applicable member of the Controlled Group to fund, all current service pension liabilities as they are incurred under the provisions of all Plans from time to time in effect, and comply with all applicable provisions of ERISA, in each case, except to the extent that failure to do the same would not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor. Borrower covenants that it shall and shall cause each member of the Controlled Group to (1) make contributions to each Plan in a timely manner and in an amount sufficient to comply with the contribution obligations under such Plan and the minimum funding standards requirements of ERISA; (2) prepare and file in a timely manner all notices and reports required under the terms of ERISA including but not limited to annual reports; and (3) pay in a timely manner all required PBGC premiums, in each case, except to the extent that failure to do the same would not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or Properties of any Obligor.

     7.12  Additional Security Documents.  As soon as practicable and in any
           -----------------------------
event within three (3) calendar months after an Additional Collateral Event, Borrower shall (a) execute and deliver or cause to be executed and delivered a Mortgage and/or other applicable Security Documents, in Proper Form and in an amount reasonably satisfactory to the Majority Lenders, in favor of Agent and duly executed by the applicable Obligor, granting a first-priority Lien upon the applicable Additional Collateral (other than Excluded Assets) securing all of the Obligations (except as the Majority Lenders may otherwise agree in order to limit recording taxes or similar charges based upon the amount secured), and such other documents (including, without limitation, all items required in connection with the applicable Security Documents previously executed hereunder, such as surveys, environmental assessments, certificates, legal opinions, all in Proper Form) as may be required by Agent or the Majority Lenders in connection with the execution and delivery of such Security Documents; (b) where applicable, deliver to Agent Franchise Agreements covering the Additional Collateral and all such amendments to the BKC Consent (or additional BKC Consents), in Proper Form, as Agent or the Majority Lenders may require to incorporate the Additional Collateral; (c) where applicable, cause a title insurance underwriter satisfactory to Agent to issue to Agent a Title Insurance Policy, in Proper Form, insuring the first-priority Lien of each applicable Mortgage in such amount as is satisfactory to the Majority Lenders; (d) deliver or cause to be delivered such other documents or certificates consistent with the terms of this Agreement and relating to the transactions contemplated hereby as Agent or the Majority Lenders may reasonably request, and (e) pay in full all documentary stamps, filing and recording fees, taxes and other fees and charges payable in connection with the filing and recording of any Mortgage and/or any other Security Document.

8.   Negative Covenants.
     ------------------

     Borrower covenants and agrees with Agent and the Lenders that prior to the termination of this Agreement it will not, and will not suffer or permit any other Obligor (other than Carrols Holdings) to, do any of the following:

     8.1  Borrowed Money Indebtedness.  Create, incur, suffer or permit to
          ---------------------------
exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Borrowed Money Indebtedness, whether direct, indirect, absolute, contingent or otherwise, except the following: (a) Indebtedness under this Agreement and the other Loan Documents and Indebtedness secured by Liens permitted by Section 8.2 hereof; (b) the liabilities existing
                              -----------
on the date of this Agreement and disclosed in the financial statements delivered on or prior to the Effective Date pursuant to Section 6.2 hereof
                                                        -----------
(other than Borrowed Money Indebtedness of Taco Cabana, Inc. or any of its Subsidiaries), and subject to Section 8.10 hereof, all renewals, extensions and
                              ------------
replacements (but not increases) of any of the foregoing; (c) the Interest Rate Risk Indebtedness; (d) Subordinated Indebtedness; (e) Borrowed Money Indebtedness incurred by Borrower for the acquisition and/or development of restaurants acquired or developed by Borrower or any of its Subsidiaries after the Effective Date and pre-existing Indebtedness (excluding any Indebtedness incurred at the instigation of Borrower in contemplation of the acquisition of such Subsidiary) of any Subsidiary or business acquired after the Effective Date in an aggregate amount not to exceed, at any one time outstanding, $20,000,000;
(f) Borrowed Money Indebtedness of Borrower or any of its Subsidiaries to Borrower or any of its Subsidiaries that is a Guarantor so long as such Borrowed Money Indebtedness shall be subordinated to the Obligations in a manner acceptable to Agent and the Majority Lenders, and (g) capitalized lease obligations to the extent allowed by the other provisions of this Agreement.

     8.2  Liens.  Create or suffer to exist any Lien upon any of its Property
          -----
now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its Accounts or General Intangibles; provided,
                                                                  --------
however, that any Obligor may create or suffer to exist Permitted Liens.
-------

     8.3  Contingent Liabilities.  Directly or indirectly guarantee the
          ----------------------
performance or payment of, or purchase or agree to purchase, or assume or contingently agree to become or be secondarily liable in respect of, any obligation or liability of any other Person except for (a) the endorsement of checks or other negotiable instruments in the ordinary course of business; (b) obligations disclosed to Agent in the financial statements delivered on or prior to the Effective Date pursuant to Section 6.2 hereof (but not increases of such obligations after the
            -----------
Effective Date), and (c) those liabilities permitted under Section 8.1 hereof.
                                                           -----------

     8.4  Mergers, Consolidations and Dispositions of Assets.  In any single
          --------------------------------------------------
transaction or series of transactions, directly or indirectly:

     (a) liquidate or dissolve (provided that Subsidiaries of Borrower which are not parties to any Security Agreement or Mortgage may be liquidated or dissolved);

     (b) be a party to any merger or consolidation unless and so long as (i) no Default or Event of Default has occurred that is then continuing,
           (ii) immediately thereafter and giving effect thereto, no event will occur and be continuing which constitutes a Default, (iii) an Obligor is the surviving Person; (iv) the surviving Person ratifies and assumes each Loan Document to which any party to such merger was a party, and (v) Agent is given at least 30 days' prior notice of such merger or consolidation;

     (c) sell, convey or lease all or any substantial part of its assets, except for sale/leaseback transactions, sales of Property in the ordinary course of business, sales to other Obligors and other sales not exceeding, for any fiscal year, $20,000,000; provided, however, that, unless the Majority Lenders shall have otherwise consented in writing, the net proceeds realized from assets sales permitted under this exception (other than sales of Property in the ordinary course of business or sales to other Obligors) must, within two hundred seventy (270) days after the applicable sale, either (I) be used to make a prepayment on all of the Term Loans pro rata based on their outstanding principal balances (with such payments to be credited pro rata to all of the installments required to be paid on such Term Loans) or (II) be applied to repayment of Revolving Loan Obligations or applied to a portion of the closing costs in respect of an acquisition permitted under the terms hereof or otherwise reinvested in the business of Borrower and its Subsidiaries in a manner acceptable to Agent;

     (d) enter into any sale/leaseback transaction unless the Agent, for the benefit of the Lenders, shall be granted a lien (concurrently with the applicable sale/leaseback transaction unless the Majority Lenders shall otherwise consent in writing) on the resulting leasehold interests securing the Obligations (or such portion thereof as the Majority Lenders may require); provided, however, that, unless the
                                          --------  -------
           Majority Lenders shall have otherwise consented in writing, the net proceeds realized from asset sales permitted under this exception must be applied or used in the same manner as provided in Section
                                                                     -------
           8.4(c) (Borrower agrees that, in calculating  the Senior Debt to
           ------
           EBITDA Ratio and the Total Debt to EBITDA Ratio, the leases executed in connection with any sale/leaseback transaction which provides for a sales price equal to or greater than $20,000,000 shall be treated as if they had been in effect for the entire calculation period, with rental payable thereunder for such period), or

     (e) except for Liens in favor of Agent, pledge, transfer or otherwise dispose of any equity interest in any Obligor or any Indebtedness of any Obligor or issue or permit any other Obligor (other than Carrols Holdings) to issue any additional equity interest. Nothing in this Agreement or any of the other Loan Documents shall prohibit any Obligor from selling obsolete equipment or from replacing used equipment in the ordinary course of business.

     8.5  Redemption, Dividends and Distributions.  At any time:  (a) make any
          ---------------------------------------
distributions of any Property or cash to the owner of any of the equity interests in any Obligor other than Permitted Dividends or (b) redeem, retire or otherwise acquire, directly or indirectly, any equity interest in any Obligor, other than to the extent included in the definition of "Permitted Investments" set forth in Section 1.1 hereof.
             -----------

     8.6  Nature of Business.  Change the nature of its business or enter into
          ------------------
any business which is substantially different from the business in which it is presently engaged. The primary business of each Obligor (other than Carrols Holdings, the Pollo Subsidiaries and the Taco Cabana Subsidiaries) shall at all times be the direct or indirect ownership and operation of restaurants under Burger King franchises. The primary business of the Pollo Subsidiaries and the Taco Cabana Subsidiaries shall at all times be the direct or indirect ownership, operation or franchise of restaurants. Borrower agrees that at least 50% of the restaurants owned and operated by Borrower, directly or indirectly through Subsidiaries, will at all times be under Burger King franchises.

     8.7  Transactions with Related Parties.  Enter into any transaction or
          ---------------------------------
agreement with any officer, director or holder of any equity interest in any Obligor (or any Affiliate of any such Person) unless the same is upon terms substantially similar to those obtainable from wholly unrelated sources (to the best knowledge of the executive officers of the applicable Obligor or Affiliate, after making reasonable inquiry of the personnel and records of the applicable Obligor or Affiliate). Performance under the present terms of the Purchase Agreements and the Lease Agreements (without amendment except as agreed to in writing by Agent) shall not cause a Default hereunder.

     8.8  Loans and Investments.  Make any loan, advance, extension of credit
          ---------------------
or capital contribution to, or make or have any Investment in, any Person, or make any commitment to make any such extension of credit or Investment, except
(a) Permitted Investments, (b) normal and reasonable advances in the ordinary course of business to officers and employees and (c) loans or advances permitted under Section 8.1 hereof.
      -----------

     8.9  Subsidiaries.  Form, create or acquire any Subsidiary except for
          ------------
Non-Recourse Subsidiaries and except that Borrower or any of its Subsidiaries may form, create or acquire a wholly-owned Subsidiary so long as (a) immediately thereafter and giving effect thereto, no event will occur and be continuing which constitutes a Default; (b) such Subsidiary (and, where applicable, Borrower) shall execute and deliver a Guaranty and such Security Documents as the Agent may reasonably require to effectuate the provisions of this Agreement regarding Collateral to be covered by the Security Documents, and (c) Agent is given at least 30 days' prior notice of such formation, creation or acquisition.

     8.10  Key Agreements.  Terminate or agree to the termination of any Key
           --------------
Agreement or amend, modify or obtain or grant a waiver of any provision of any of the Key Agreements if such action would reasonably be expected to have a material adverse effect on the Properties, liabilities, condition (financial or otherwise), business or operations of any Obligor. Borrower will not accept or permit any assignment to any Obligor of the leasehold interest under any of the Underlying Lease Agreements without the express prior written consent of Agent.

     8.11  Organizational Documents  .  Amend, modify, restate or supplement any
           ------------------------
of its Organizational Documents if such action would reasonably be expected to materially and adversely affect any Collateral, Loan or Obligation or the abilities of Borrower or any other Obligor to perform its Obligations under any Loan Document, unless such action shall be consented to in writing by Agent.

     8.12  Certificate of Title Property; Excluded Subsidiaries.  Borrower
           ----------------------------------------------------
will not permit (i) the aggregate value (determined on the greater of book or market value) of Property owned by any Obligor (other than Carrols Holdings) which is subject to certificate of title laws to exceed $250,000 or (ii) the aggregate value (determined on the greater of book or market value) of the Property owned by the Excluded Subsidiaries to exceed $1,000,000, in each case unless the Lenders shall have otherwise consented in writing.

     8.13  Unfunded Liabilities.  Incur any Unfunded Liabilities after the
           --------------------
Effective Date or allow any Unfunded Liabilities in excess of $500,000, in the aggregate, to arise or exist.

     8.14  Acquisitions of Assets.  Acquire any real Property or any material
           ----------------------
personal Property after the Effective Date unless the following conditions precedent shall have been satisfied:

           (a) No Default or Event of Default shall have occurred and be continuing (or would result from the closing of the applicable acquisition), and Agent shall have received adequate information relating to the applicable acquisition to provide confirmation of this condition.

           (b) If the (i) aggregate purchase price of the applicable acquisition equals $50,000,000 or more or (ii) applicable acquisition does not involve Burger King franchised units, such acquisition shall require the prior written approval of the Majority Lenders (Lenders agree that they shall respond to any request for such approval within thirty (30) days after receipt of such request in writing accompanied by adequate information relating to such acquisition in order to evaluate its projected impact. If any Lender shall fail to respond to such a request within such thirty (30) day period, the applicable Lender shall be deemed to have given its consent to such acquisition).

     8.15  Subordinated Indebtedness.  Except as expressly permitted in
           -------------------------
writing by the Majority Lenders, Borrower will not purchase, redeem, retire or otherwise acquire for value, deposit any monies with any Person with respect to or make any payment or prepayment of the principal of or any other amount owing in respect of, any Subordinated Indebtedness (other than Permitted Bond Repurchases). Except as expressly permitted in writing by the Majority Lenders, Borrower will not amend, modify or obtain or grant a waiver of any provision of any document or instrument evidencing any Subordinated Indebtedness in any manner which would reasonably be expected to have an adverse effect on the Lenders.

     8.16  Synthetic Repurchases of Equity or Debt.  Enter into or be party
           ---------------------------------------
to, or make any payment under, any Synthetic Purchase Agreement unless (i) in the case of any Synthetic Purchase Agreement related to any Equity Interest, the payments required to be made by the Borrower or its Subsidiaries are limited to amounts permitted to be paid under Section 8.5 hereof, (ii) in the case of any
                                   -----------
Synthetic Purchase Agreement related to any Restricted Indebtedness, the payments required to be made by the Borrower or its Subsidiaries thereunder are limited to the amount permitted under Section 8.15 hereof and (iii) in the case
                                      ------------
of any Synthetic Purchase Agreement, the obligations of the Borrower and its Subsidiaries thereunder are subordinated to the Obligations on terms satisfactory to the Majority Lenders.

9.   Defaults.
     --------

     9.1  Events of Default.  If any one or more of the following events
          -----------------
(herein called "Events of Default") shall occur, then Agent shall, at the
                -----------------
direction of the Majority Lenders, do any or all of the following: (1) without notice to Borrower or any other Person, declare the Revolving Loan Commitments terminated (whereupon the Revolving Loan Commitments shall be terminated) and/or accelerate the Revolving Loan Termination Date to a date as early as the date of termination of the Revolving Loan Commitments; (2) terminate any Letter of Credit allowing for such termination, by sending a notice of termination as provided therein and require Borrower to provide Cover for outstanding Letters of Credit; (3) declare the principal amount then outstanding of and the unpaid accrued interest on the Loans and Reimbursement Obligations and all fees and all other amounts payable hereunder, under the Notes and under the other Loan Documents to be forthwith due and payable, whereupon such amounts shall be and become immediately due and payable, without notice (including, without limitation, notice of acceleration and notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower; provided that in the case of the occurrence
                                     --------
of an Event of Default with respect to any Obligor referred to in clause (f),
                                                                  ----------
(g) or (h) of this Section 9.1, the Revolving Loan Commitments shall be
---    ---         -----------
automatically terminated and the principal amount then outstanding of and unpaid accrued interest on the Loans and the Reimbursement Obligations and all fees and all other amounts payable hereunder, under the Notes and under the other Loan Documents shall be and become automatically and immediately due and payable, without notice (including, without limitation, notice of acceleration and notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower, and (4) exercise any or all other rights and remedies available to Agent or any of the Lenders under the Loan Documents, at law or in equity:

           (a) Payments - (i) any Obligor shall fail to make any payment or
               --------
     required prepayment of any installment of principal on the Loans or any Reimbursement Obligation payable under the Notes, this Agreement or the other Loan Documents when due or (ii) any Obligor fails to make any payment or required prepayment of interest with respect to the Loans, any Reimbursement Obligation or any other fee or amount under the Notes, this Agreement or the other Loan Documents when due and such failure to pay continues unremedied for a period of five days; or

           (b) Other Obligations - any Obligor shall default in the payment when
               -----------------
     due of any principal of or interest on any Indebtedness having an outstanding principal amount of at least $2,500,000 (other than the Loans and Reimbursement Obligations) and such default shall continue beyond any applicable period of grace; or any event or condition shall occur which results in the acceleration of the maturity of any such Indebtedness or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof and such event or condition shall not be cured within any applicable period of grace; or

           (c) Representations and Warranties - any representation or warranty
               ------------------------------
     made or deemed made by or on behalf of any Obligor in this Agreement or any other Loan Document or in any certificate furnished or made by any Obligor to Agent or the Lenders in connection herewith or therewith shall prove to have been incorrect, false or misleading in any material respect as of the date thereof or as of the date as of which the facts therein set forth were stated or certified or deemed stated or certified; or

           (d) Affirmative Covenants - (i) default shall be made in the due
               ---------------------
     observance or performance of any of the covenants or agreements contained in Section 7.3 hereof, (ii) default shall be made in the due observance or
        -----------
     performance of any of the covenants or agreements contained in Sections
                                                                    --------
     7.2, 7.4, 7.7 or 7.8 hereof and, in each case, such default continues
          ---  ---    ---
     unremedied for a period of 20 days after (x) notice thereof is given by Agent to Borrower or (y) such default otherwise becomes known to any executive officer of Borrower, whichever is earlier, or (iii) default is made in the due observance or performance of any of the other covenants and agreements contained in Section 7 hereof or any other affirmative covenant
                             ---------
     of any Obligor contained in this Agreement or any other Loan Document and such default continues unremedied for a period of 30 days after (x) notice thereof is given by Agent to Borrower or (y) such default otherwise becomes known to any executive officer of Borrower, whichever is earlier; or

           (e) Negative Covenants - default is made in the due observance or
               ------------------
     performance by Borrower of any of the other covenants or agreements contained in Section 8 of this Agreement or of any other negative covenant
                  ---------
     of any Obligor contained in this Agreement or any other Loan Document; or

           (f) Involuntary Bankruptcy or Receivership Proceedings - a receiver,
               --------------------------------------------------
     conservator, liquidator or trustee of any Obligor or of any of its Property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction, and such decree or order remains in effect for more than 60 days; or any Obligor is adjudicated bankrupt or insolvent; or any of such Person's Property is sequestered by court order and such order remains in effect for more than 60 days; or a petition is filed against any Obligor under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, dissolution, liquidation or receivership law or any jurisdiction, whether now or hereafter in effect, and is not dismissed within 60 days after such filing; or

           (g) Voluntary Petitions or Consents - any Obligor commences a
               -------------------------------
     voluntary case or other proceeding or order seeking liquidation, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or other relief with respect to itself or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its Property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or fails generally to, or cannot, pay its debts generally as they become due or takes any corporate action to authorize or effect any of the foregoing; or

           (h) Assignments for Benefit of Creditors or Admissions of Insolvency
               ----------------------------------------------------------------
     - any Obligor makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee, or liquidator of such Obligor or of all or any substantial part of its Property; or

           (i) Undischarged Judgments - a final non-appealable judgment or
               ----------------------
     judgments for the payment of money exceeding, in the aggregate, $2,500,000 (exclusive of amounts covered by insurance) is rendered by any court or other governmental body against any Obligor and such Obligor does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 30 days from the date of entry thereof; or

           (j) Security Documents - any Security Document for any reason ceases
               ------------------
     to create a valid and perfected Lien of the first priority (subject to the Permitted Liens), required thereby on any of the Collateral purported to be covered thereby and securing that portion of the Obligations which is therein designated as being secured, or any Obligor (or any other Person who may have granted or purported to grant such Lien) will so state in writing or Agent shall cease to have a first priority Lien upon all of the equity interests of Borrower and each of its Subsidiaries (other than Excluded Subsidiaries) securing all of the Obligations; or

           (k) Concealment - any Obligor shall have concealed, removed, or
               -----------
     permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or shall have made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

           (l) Ownership Change or Encumbrance - any Person other than Carrols
               -------------------------------
     Holdings shall own any equity interest in Borrower or any Person other than Agent shall acquire any Lien on any of the equity interests in Borrower; the executive management (vice president or more senior) of Borrower, BIB Holdings (Bermuda) Ltd., Madison Dearborn Capital Partners, L.P. and Madison Dearborn Capital Partners II, L.P., and/or one or more of their Affiliates, shall cease to own (and control the voting rights in respect of), in the aggregate, at least 67% of the equity interests in Carrols Holdings at all times prior to the closing of any initial public offering by Borrower or Carrols Holdings and 51% at all times thereafter; or any Subsidiary of Borrower (other than a Non-Recourse Subsidiary or to the extent otherwise expressly permitted in writing by the Majority Lenders) shall cease to be a wholly-owned Subsidiary of Borrower (direct or indirect) or any Person shall acquire any Lien on Borrower's interest in and to the equity interest in any Subsidiary of Borrower (other than a Non-Recourse Subsidiary or to the extent otherwise expressly permitted in writing by the Majority Lenders).

     9.2  Right of Setoff.  Upon the occurrence and during the continuance of
          ---------------
any Event of Default, each Lender is hereby authorized at any time and from time to time, without notice to any

Obligor (any such notice being expressly waived by Borrower and the other Obligors), to setoff and apply any and all deposits (general or special, time or demand, provisional or final but excluding the funds held in accounts clearly designated as escrow or trust accounts held by Borrower or any other Obligor for the benefit of Persons which are not Affiliates of any Obligor, whether or not such setoff results in any loss of interest or other penalty, and including without limitation all certificates of deposit) at any time held, and any other funds or Property at any time held, and other Indebtedness at any time owing by such Lender to or for the credit or the account of Borrower or any other Obligor against any and all of the Obligations irrespective of whether or not such Lender or Agent will have made any demand under this Agreement, the Notes or any other Loan Document. Should the right of any Lender to realize funds in any manner set forth hereinabove be challenged and any application of such funds be reversed, whether by court order or otherwise, the Lenders shall make restitution or refund to Borrower pro rata in accordance with their Revolving Loan Commitments. Each Lender agrees to promptly notify Borrower and Agent after any such setoff and application, provided that the failure to give such notice will not affect the validity of such setoff and application. The rights of Agent and the Lenders under this Section are in addition to other rights and remedies (including without limitation other rights of setoff) which Agent or the Lenders may have. This Section is subject to the terms and provisions of Sections 4.5
                                                                 ------------
and 11.7 hereof.
    ----

     9.3  Collateral Account.  Borrower hereby agrees, in addition to the
          ------------------
provisions of Section 9.1 hereof, that upon the occurrence and during the
              -----------
continuance of any Event of Default, it shall, if requested by Agent or the Majority Lenders (through Agent), pay to Agent an amount in immediately available funds equal to the then aggregate amount available for drawings under all Letters of Credit issued for the account of Borrower, which funds shall be held by Agent as Cover.

     9.4  Preservation of Security for Unmatured Reimbursement Obligations.
          ----------------------------------------------------------------
In the event that, following (i) the occurrence of an Event of Default and the exercise of any rights available to Agent or any Lender under the Loan Documents, and (ii) payment in full of the principal amount then outstanding of and the accrued interest on the Loans and Reimbursement Obligations and fees and all other amounts payable hereunder and under the Notes and all other amounts secured by the Security Documents, any Letters of Credit shall remain outstanding and undrawn upon, Agent shall be entitled to hold (and Borrower and each other Obligor hereby grants and conveys to Agent a security interest in and
to) all cash or other Property ("Proceeds of Remedies") realized or arising out
                                 --------------------
of the exercise of any rights available under the Loan Documents, at law or in equity, including, without limitation, the proceeds of any foreclosure, as collateral for the payment of any amounts due or to become due under or in respect of such Letters of Credit. Such Proceeds of Remedies shall be held for the ratable benefit of the Lenders. The rights, titles, benefits, privileges, duties and obligations of Agent with respect thereto shall be governed by the terms and provisions of this Agreement and, to the extent not inconsistent with this Agreement, the applicable Security Documents. Agent may, but shall have no obligation to, invest any such Proceeds of Remedies in such manner as Agent, in the exercise of its sole discretion, deems appropriate. Such Proceeds of Remedies shall be applied to Reimbursement Obligations arising in respect of any such Letters of Credit and/or the payment of any Lender's obligations under any such Letter of Credit when such Letter of Credit is drawn upon. Nothing in this Section shall cause or permit an increase in the maximum amount of the Revolving Loan Obligations permitted to be outstanding from time to time under this Agreement.

     9.5  Remedies Cumulative.  No remedy, right or power conferred upon Agent
          -------------------
or any Lender is intended to be exclusive of any other remedy, right or power given hereunder or now or hereafter existing at law, in equity, or otherwise, and all such remedies, rights and powers shall be cumulative.

10.  Agent.
     -----

     10.1  Appointment, Powers and Immunities.  Each Lender hereby irrevocably
           ----------------------------------
appoints and authorizes Agent to act as its agent hereunder, under the Letters of Credit and under the other Loan Documents with such powers as are specifically delegated to Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Any Loan Documents executed in favor of Agent shall be held by Agent for the ratable benefit of the Lenders. Agent ("Agent" as used in this Section 10 shall include reference to
                                        ----------
its Affiliates and its own and its Affiliates' respective officers, shareholders, directors, employees and agents) (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement, the Letters of Credit, and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender;
(b) shall not be responsible to any Lender for any recitals, statements, representations or warranties contained in this Agreement, the Letters of Credit or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, the Letters of Credit or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, execution, filing, registration, collectibility, recording, perfection, existence or sufficiency of this Agreement, the Letters of Credit, or any other Loan Document or any other document referred to or provided for herein or therein or any Property covered thereby or for any failure by any Obligor or any other Person to perform any of its obligations hereunder or thereunder, and shall not have any duty to inquire into or pass upon any of the foregoing matters; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under the Letters of Credit or any other Loan Document except to the extent requested by the Majority Lenders; (d) shall not be responsible for any mistake of law or fact or any action taken or omitted to be taken by it hereunder or under the Letters or Credit or any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, including, without limitation, pursuant to its own negligence, except for its own gross negligence or willful misconduct; (e) shall not be bound by or obliged to recognize any agreement among or between Borrower and any Lender to which Agent is not a party, regardless of whether Agent has knowledge of the existence of any such agreement or the terms and provisions thereof; (f) shall not be charged with notice or knowledge of any fact or information not herein set out or provided to Agent in accordance with the terms of this Agreement or any other Loan Document; (g) shall not be responsible for any delay, error, omission or default of any mail, telegraph, cable or wireless agency or operator, and (h) shall not be responsible for the acts or edicts of any Governmental Authority. Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Without in any way limiting any of the foregoing, each Lender acknowledges that Agent shall have no greater responsibility in the operation of the Letters of Credit than is specified in the Uniform Customs and Practice for Documentary Credits (1993 Revision, International Chamber of Commerce Publication No. 500). In any foreclosure proceeding concerning any Collateral, each holder of an Obligation if bidding for its own account or for its own account and the accounts of other Lenders is prohibited from including in the amount of its bid an amount to be applied as a credit against the Obligations held by it or the Obligations held by the other Lenders; instead, such holder must bid in cash only. However, in any such foreclosure proceeding, Agent may (but shall not be obligated to) submit a bid for all Lenders (including itself) in the form of a credit against the Obligations, and Agent or its designee may (but shall not be obligated to) accept title to such collateral for and on behalf of all Lenders.

     10.2  Reliance.  Agent shall be entitled to rely upon any certification,
           --------
notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (which may be counsel for Borrower), independent
accountants and other experts selected by Agent.   Agent shall not be required
in any way to determine the identity or authority of any Person delivering or executing the same. As to any matters not expressly provided for by this Agreement, the Letters of Credit, or any other Loan Document, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions of the Majority Lenders, and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. Pursuant to instructions of the Majority Lenders (or, where required by the terms hereof, all of the Lenders), Agent shall have the authority to execute releases of the Security Documents on behalf of the Lenders without the joinder of any Lender. If any order, writ, judgment or decree shall be made or entered by any court affecting the rights, duties and obligations of Agent under this Agreement or any other Loan Document, then and in any of such events Agent is authorized, in its sole discretion, to rely upon and comply with such order, writ, judgment or decree which it is advised by legal counsel of its own choosing is binding upon it under the terms of this Agreement, the relevant Loan Document or otherwise; and if Agent complies with any such order, writ, judgment or decree, then it shall not be liable to any Lender or to any other Person by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     10.3  Defaults.   Agent shall not be deemed to have knowledge of the
           --------
occurrence of a Default (other than the non-payment of principal of or interest on Loans or Reimbursement Obligations) unless Agent has received notice from a Lender or Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that Agent receives such a Notice of Default,
------------------
Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). Agent shall (subject to Section
                                                                         -------
10.7 hereof) take such action with respect to such Notice of Default as shall be
----
directed by the Majority Lenders and within its rights under the Loan Documents and at law or in equity, provided that, unless and until Agent shall have
                         --------
received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, permitted hereby with respect to such Notice of Default as it shall deem advisable in the best interests of the Lenders and within its rights under the Loan Documents, at law or in equity.

     10.4  Material Written Notices.  In the event that Agent receives any
           ------------------------
written notice of a material nature from the Borrower or any Obligor under the Loan Documents, Agent shall promptly inform each of the Lenders thereof.

     10.5  Rights as a Lender.  With respect to its Revolving Loan Commitments
           ------------------
and the Loans made and Letter of Credit Liabilities, Chase in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting in its agency capacity, and the term "Lender" or "Lenders" shall, unless the context otherwise
                        ------      -------
indicates, include Agent in its individual capacity. Agent may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust, letter of credit, agency or other business with Borrower (and any of its Affiliates) as if it were not acting as Agent, and Agent may accept fees and other consideration from Borrower (in addition to the fees heretofore agreed to between Borrower and Agent) for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     10.6  Indemnification.  The Lenders agree to indemnify Agent (to the
           ---------------
extent not reimbursed under Section 2.2(c), Section 11.3 or Section 11.4 hereof,
                            --------------  ------------    ------------
but without limiting the obligations of Borrower under said Sections 2.2(c),
                                                            ----------------
11.3 and 11.4), ratably in accordance with the sum of the Lenders' respective
----     ----
Revolving Loan Commitments and Term Loans, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever, REGARDLESS OF WHETHER CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY INDEMNIFIED PARTIES, which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement, the Letters of Credit or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which Borrower is obligated to pay under Sections 2.2(c), 11.3 and 11.4 hereof, interest, penalties, attorneys' fees and
---------------------     ----
amounts paid in settlement, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents; provided that no Lender shall be liable
                                        --------
for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified. The obligations of the Lenders under this Section 10.6 shall survive the termination of this Agreement
                   ------------
and the repayment of the Obligations.

     10.7  Non-Reliance on Agent and Other Lenders.  Each Lender agrees that
           ---------------------------------------
it has received current financial information with respect to Borrower and each other Obligor and that it has, independently and without reliance on Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and each other Obligor and decision to enter into this Agreement and that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. Agent shall not be required to keep itself informed as to the performance or observance by any Obligor of this Agreement, the Letters of Credit or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of any Obligor. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by Agent hereunder, under the Letters of Credit or the other Loan Documents, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of any Obligor (or any of their affiliates) which may come into the possession of Agent.

     10.8  Failure to Act.  Except for action expressly required of Agent
           --------------
hereunder, under the Letters of Credit or under the other Loan Documents, Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section 10.6 hereof
                                                       ------------
against any
and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     10.9  Resignation or Removal of Agent.  Subject to the appointment and
           -------------------------------
acceptance of a successor Agent as provided below, Agent may resign at any time by giving notice thereof to the Lenders and Borrower, and Agent may be removed at any time with or without cause by the Majority Lenders; provided, that Agent
                                                           --------
shall continue as Agent until such time as any successor shall have accepted appointment as Agent hereunder. Upon any such resignation or removal, (i) the Majority Lenders without the consent of Borrower shall have the right to appoint a successor Agent so long as such successor Agent is also a Lender at the time of such appointment and (ii) the Majority Lenders shall have the right to appoint a successor Agent that is not a Lender at the time of such appointment so long as Borrower consents to such appointment (which consent shall not be unreasonably withheld). If no successor Agent shall have been so appointed by the Majority Lenders and accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Any successor Agent shall be a bank which has an office in the United States and a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder and under any other Loan Documents. Such successor Agent shall promptly specify by notice to Borrower its Principal Office referred to in
Section 3.1 and Section 4 hereof.  After any retiring Agent's resignation or
-----------     ---------
removal hereunder as Agent, the provisions of this Section 10 shall continue in
                                                   ----------
effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     10.10  No Partnership.  Neither the execution and delivery of this
            --------------
Agreement nor any of the other Loan Documents nor any interest the Lenders, Agent or any of them may now or hereafter have in all or any part of the Obligations shall create or be construed as creating a partnership, joint venture or other joint enterprise between the Lenders or among the Lenders and Agent. The relationship between the Lenders, on the one hand, and Agent, on the other, is and shall be that of principals and agent only, and nothing in this Agreement or any of the other Loan Documents shall be construed to constitute Agent as trustee or other fiduciary for any Lender or to impose on Agent any duty, responsibility or obligation other than those expressly provided for herein and therein.

     10.11  Co-Agents.  The Co-Agents, in their capacity as such, shall have
            ---------
no rights, powers, duties, obligations or liabilities under this Agreement or any of the other Loan Documents, but to the extent that for any reason any Person makes a claim against a Co-Agent in its capacity as Co-Agent and not as a Lender the indemnification provisions in Section 10.6 shall apply to such Co-
                                         ------------
Agent.

11.  Miscellaneous.
     -------------

     11.1  Waiver.  No waiver of any Default or Event of Default shall be a
           ------
waiver of any other Default or Event of Default. No failure on the part of Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law or in equity.

     11.2  Notices.  All notices and other communications provided for herein
           -------
(including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telex, telegraph, telecopy (confirmed by mail), cable or other writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or provided for in an Assignment and Acceptance); or, as to any party hereto, at such other address as shall be designated by such party in a notice (given in accordance with this Section) (i) as to Borrower, to Agent, (ii) as to Agent, to Borrower and to each Lender, and (iii) as to any Lender, to Borrower and Agent. Except as otherwise provided in this Agreement, all such notices or communications shall be deemed to have been duly given when (i) transmitted by telex or telecopier or delivered to the telegraph or cable office, (ii) personally delivered (iii) one Business Day after deposit with an overnight mail or delivery service, postage prepaid or (iv) three Business Days' after deposit in a receptacle maintained by the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, in each case given or addressed as aforesaid.

     11.3  Expenses, Etc.    Whether or not any Loan is ever made or any Letter
           --------------
of Credit ever issued, Borrower shall pay or reimburse within 10 days after written demand (a) Agent for paying the reasonable fees and expenses of legal counsel to Agent, together with the reasonable fees and expenses of each local counsel to Agent, in connection with the preparation, negotiation, execution and delivery of this Agreement (including the exhibits and schedules hereto), the Security Documents and the other Loan Documents and the making of the Loans and the issuance of Letters of Credit hereunder, and any modification, supplement or waiver of any of the terms of this Agreement, the Letters of Credit or any other Loan Document; (b) Agent for any lien search fees, collateral audit fees, appraisal fees, survey fees, environmental study fees, and title insurance costs and premiums; (c) Agent for reasonable out-of-pocket expenses incurred in connection with the preparation, documentation, administration and syndication (with reimbursable syndication expenses not to exceed $10,000) of the Loans or any of the Loan Documents (including, without limitation, the advertising, marketing, printing, publicity, duplicating, mailing and similar expenses) of the Loans and Letter of Credit Liabilities; (d) Agent for paying all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, any Letter of Credit or any other Loan Document or any other document referred to herein or therein; (e) Agent for paying all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement, the Title Insurance Policies, any Security Document or any document referred to herein or therein, and (f) following the occurrence and during the continuation of an Event of Default, any Lender or Agent for paying all amounts reasonably expended, advanced or incurred by such Lender or Agent to satisfy any obligation of any Obligor under this Agreement or any other Loan Document, to protect the Collateral, to collect the Obligations or to enforce, protect, preserve or defend the rights of the Lenders or Agent under this Agreement or any other Loan Document, including, without limitation, fees and expenses incurred in connection with such Lender's or Agent's participation as a member of a creditor's committee in a case commenced under the Bankruptcy Code or other similar law, fees and expenses incurred in connection with lifting the automatic stay prescribed in (S) 362 of the Bankruptcy Code and fees and expenses incurred in connection with any action pursuant to (S) 1129 of the Bankruptcy Code and all other customary out-of-pocket expenses incurred by such Lender or Agent in connection with such matters, together with interest thereon at the Past Due Rate on each such amount until the date of reimbursement to such Lender or Agent.

     11.4  Indemnification.  Borrower shall indemnify each of Agent, the
           ---------------
Lenders, and each affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, REGARDLESS OF WHETHER CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY INDEMNIFIED PARTIES, insofar as such losses, liabilities, claims or damages arise out of or result from any (i) actual or proposed use by Borrower of the proceeds of any extension of credit (whether a Loan or a Letter of Credit) by any Lender hereunder; (ii) breach by any Obligor of this Agreement or any other Loan Document; (iii) violation by any Obligor of any Legal Requirement; (iv) investigation, litigation or other proceeding relating to any of the foregoing, and Borrower shall reimburse Agent, each Lender, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any reasonable expenses (including reasonable legal fees) incurred in connection with any such investigation or proceeding, or (v) taxes (excluding income taxes and franchise taxes) payable or ruled payable by any Governmental Authority in respect of the Obligations or any Loan Document, together with interest and penalties, if any; provided, however, that Borrower shall not have any
                   --------  -------
obligations pursuant to this Section with respect to any losses, liabilities, claims, damages or expenses incurred by the Person seeking indemnification by reason of the gross negligence or willful misconduct of that Person or with respect to any disputes between or among any and all of Agent, Lenders and Issuers. Nothing in this Section is intended to limit the obligations of Borrower under any other provision of this Agreement. Agent and each Lender, respectively, shall indemnify Borrower and hold Borrower harmless from and against the gross negligence or willful misconduct of Agent or such Lender, as the case may be.

     11.5  Amendments, Etc.    No amendment or modification of this Agreement,
           ----------------
the Notes or any other Loan Document shall in any event be effective against Borrower unless the same shall be agreed or consented to in writing by Borrower. No amendment, modification or waiver of any provision of this Agreement, the Notes or any other Loan Document, nor any consent to any departure by Borrower therefrom, shall in any event be effective against the Lenders unless the same shall be agreed or consented to in writing by the Majority Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, modification,
                                      --------
waiver or consent shall, unless in writing and signed by each Lender affected thereby, do any of the following: (a) increase any Revolving Loan Commitment of any of the Lenders (or reinstate any termination or reduction of the Revolving Loan Commitments) or subject any of the Lenders to any additional obligations;
(b) reduce the principal of, or interest on, any Loan, Reimbursement Obligation or fee or other sum to be paid hereunder; (c) postpone or extend the Revolving Loan Maturity Date, the Term Loan A Maturity Date, the Term Loan B

Maturity Date, the Revolving Loan Termination Date, the Revolving Loan Availability Period or any scheduled date fixed for any payment of principal of, or interest on, any Loan, Reimbursement Obligation, fee or other sum to be paid hereunder or waive any Event of Default described in Section 9.1(a) hereof; (d)
                                                     --------------
change the percentage of any of the Revolving Loan Commitments or of the aggregate unpaid principal amount of any of the Loans and Letter of Credit Liabilities, or the percentage of Lenders, which shall be required for the Lenders or any of them to take any action under this Agreement; (e) change any provision contained in Sections 2.2(c), 3.2(b), 7.10, 10, 11.3 or 11.4 hereof or
                                --------------------------------------
this Section 11.5; (f) release any Person from liability under a Guaranty or
     ------------
release all or substantially all of the security for the Obligations or release Collateral (exclusive of Collateral with respect to which Agent is obligated to provide a release pursuant to this Agreement or any of the other Loan Documents or by law) in any one (1) calendar year ascribed an aggregate value on the most recent financial statements of Borrower delivered to Agent in excess of $1,000,000, or (g) modify the provisions of Sections 4.1(b) or 4.2 hereof
                                            --------------     ---
regarding pro rata application of amounts after an Event of Default shall have
          --- ----
occurred and be continuing. Notwithstanding anything in this Section 11.5 to the
                                                             ------------
contrary, no amendment, modification, waiver or consent shall be made with respect to Section 10 without the consent of Agent to the extent it affects
           ----------
Agent, as Agent and no amendment, modification, waiver or consent shall be made with respect to Section 10.11 without the consent of each Co-Agent.
                -------------

     11.6  Successors and Assigns.
           ----------------------

     (a) This Agreement shall be binding upon and inure to the benefit of Borrower, Agent and the Lenders and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or
--------  -------
obligations hereunder without the prior written consent of all of the Lenders, and any such assignment or transfer without such consent shall be null and void. Each Lender may sell participations to any Person in all or part of any Loan, or all or part of its Notes, Revolving Loan Commitments or interests in Letters of Credit, in which event, without limiting the foregoing, the provisions of the Loan Documents shall inure to the benefit of each purchaser of a participation; provided, however, the pro rata treatment of payments, as described in Section
--------  -------      --- ----                                        -------
4.2 hereof, shall be determined as if such Lender had not sold such
---
participation. Any Lender that sells one or more participations to any Person shall not be relieved by virtue of such participation from any of its obligations to Borrower under this Agreement relating to the Loans. In the event any Lender shall sell any participation, such Lender shall retain the sole right and responsibility to enforce the obligations of Borrower relating to the Loans, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement other than amendments, modifications or waivers with respect to (i) any fees payable hereunder to the Lenders, (ii) the amount of principal or the rate of interest payable on, or the dates fixed for the scheduled repayment of principal of, the Loans and (iii) the release of the Liens on all or substantially all of the Collateral.

     (b) Each Lender may assign to one or more Lenders or any other Person all or a portion of its interests, rights and obligations under this Agreement; provided, however, that (i) the aggregate amount of the Revolving Loan
--------  -------
Commitments and the Term Loans of the assigning Lender subject to each such assignment shall not (unless the Agent shall otherwise consent) be less than the lesser of the assignor Lender's entire remaining interest hereunder or (x) $5,000,000 in the case of an assignment of Revolving Loan Commitments or Term Loans A and (y) $1,000,000 in the case of an assignment of Term Loans B; (ii) other than in the case of an assignment to another Lender (that is, at the time of the assignment, a party hereto) or to a Lender Affiliate (hereinafter defined) of such Lender or to a Federal Reserve Bank, Agent and, so long as no Event of Default shall have occurred and be continuing, Borrower must each give its prior written consent, which consents shall not be unreasonably withheld, and (iii) the parties to each such assignment shall execute and deliver to Agent, for its acceptance an Assignment and Acceptance in the form of Exhibit E hereto (each an "Assignment and Acceptance") with blanks appropriately
---------                  -------------------------
completed, together with any Note or Notes subject to such assignment and a processing and recording fee of $3,000 paid by the assignee (for which Borrower will have no liability). Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto except in respect of provisions of this Agreement which survive payment of the Obligations and termination of the Commitments). Notwithstanding anything contained in this Agreement to the contrary, any Lender may, without the consent of Agent or Borrower, at any time assign all or any portion of its rights under this Agreement and the Notes issued to it as collateral (i) to a Federal Reserve Bank or (ii) if such Lender is a "fund" which purchase loans in the ordinary course of its business, to secure such Lender's indebtedness; provided that no such assignment shall release such Lender from any of its obligations hereunder. The term "Lender Affiliate" as used herein means, (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 6.2 hereof and such
                                                  -----------
other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon Agent, such Lender assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all obligations that by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

     (d) The entries in the records of Agent as to each Assignment and Acceptance delivered to it and the names and addresses of the Lenders and the Revolving Loan Commitments of, and principal amount of the Loans owing to, each Lender from time to time shall be conclusive, in the absence of manifest error, and Borrower, Agent and the Lenders may treat each Person the name of which is recorded in the books and records of Agent as a Lender hereunder for all purposes of this Agreement and the other Loan Documents.

     (e) Upon Agent's receipt of an Assignment and Acceptance executed by an assigning Lender and the assignee thereunder, together with any Note or Notes subject to such assignment and the written consent to such assignment (to the extent consent is required), Agent shall, if such Assignment and Acceptance has been completed with blanks appropriately filled, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in its records and
(iii) give prompt notice thereof to Borrower. Within five Business Days after receipt of notice, Borrower, at its own expense, shall execute and deliver to Agent in exchange for the surrendered Notes new Notes to the order of such assignee in an amount equal to the Revolving Loan Commitments and the Term Loans (or any of them) assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained Revolving Loan Commitments and Term Loans (or any of them) hereunder, new Notes to the order of the assigning Lender in an amount equal to the Revolving Loan Commitment and the Term Loans (or any of them) retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the respective Note.
Thereafter, such surrendered Notes shall be marked renewed and substituted and the originals thereof delivered to Borrower (with copies, certified by Borrower as true, correct and complete, to be retained by Agent).

     (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.6, disclose to
                                                      ------------
the assignee or participant or proposed assignee or participant, any information relating to Borrower furnished to such Lender by or on behalf of Borrower.

     11.7  Limitation of Interest.  Borrower and the Lenders intend to
           ----------------------
strictly comply with all applicable federal and New York laws, including applicable usury laws (or the usury laws of any jurisdiction whose usury laws are deemed to apply to the Notes or any other Loan Documents despite the intention and desire of the parties to apply the usury laws of the State of New
York).  Accordingly, the provisions of this Section 11.7 shall govern and
                                            ------------
control over every other provision of this Agreement or any other Loan Document which conflicts or is inconsistent with this Section, even if such provision declares that it controls. As used in this Section, the term "interest" includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law, provided that, to the maximum
                                                --------
extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of the Obligations. In no event shall Borrower or any other Person be obligated to pay, or any Lender have any right or privilege to reserve, receive or retain,
(a) any interest in excess of the maximum amount of nonusurious interest permitted under the laws of the State of New York or the applicable laws (if any) of the United States or of any other jurisdiction, or (b) total interest in excess of the amount which such Lender could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the Obligations at the Ceiling Rate. The daily interest rates to be used in calculating interest at the Ceiling Rate shall be determined by dividing the applicable Ceiling Rate per annum by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Agreement or in any other Loan Document (including, without limitation, Section 9.1 hereof) which directly or indirectly relate to interest
            -----------
shall ever be construed without reference to this Section 11.7, or be construed
                                                  ------------
to create a contract to pay for the use, forbearance or detention of money at an interest rate in excess of the Ceiling Rate. If the term of any Obligation is shortened by reason of acceleration of maturity as a result of any Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason any Lender at any time, including but not limited to, the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the Ceiling Rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to such Lender, it shall be credited pro tanto against the then-outstanding principal balance of Borrower's obligations to such Lender, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

     11.8  Survival.  The obligations of Borrower under Sections 2.2(c),
           --------                                     ----------------
2.2(d), 7.10, 11.3 and 11.4 hereof and all other obligations of Borrower in any
---------------------------
other Loan Document (to the extent stated therein), the obligations of each Issuer under the last sentence of Section 2.2(b)(iii) and the obligations of the
                                  -------------------
Lenders under Section 10.5 and 11.7 hereof, shall, notwithstanding anything
              ------------     ----
herein to the contrary, survive the repayment of the Loans and Reimbursement Obligations and the termination of the Revolving Loan Commitments and the Letters of Credit.

     11.9  Captions.  Captions and section headings appearing herein are
           --------
included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     11.10  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing any such counterpart.

     11.11  Governing Law.  THIS AGREEMENT AND (EXCEPT AS THEREIN PROVIDED)
            -------------
THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

     11.12  Severability.  Whenever possible, each provision of the Loan
            ------------
Documents shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of any Loan Document shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions of such Loan Document shall not be affected or impaired thereby.

     11.13  Tax Forms.  Each Lender which is organized under the laws of a
            ---------
jurisdiction outside the United States shall, on the day of the initial borrowing from each such Lender hereunder and from time to time thereafter if requested by Borrower or Agent, provide Agent and Borrower with the forms prescribed by the Internal Revenue Service of the United States certifying as to such Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Lender hereunder or other documents satisfactory to such Lender, Borrower and Agent indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty or, if such Lender is not a "bank" within the meaning of Section 881(a)(3)(A) of the Code and intends to claim exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," a Form W-8 or W-8BEN, or any subsequent versions thereof or successors thereto (and, if such Lender delivers a Form W-8 or W-8BEN, a certificate representing that such Lender is not a "bank" for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Lender claiming complete exemption from, or a reduced rate of, United States withholding tax on payments of interest by the Borrower under this Agreement and the other Loan Documents. Unless Borrower and Agent shall have received such forms or such documents indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, Borrower or Agent shall withhold taxes from such payments at the applicable statutory rate.

     11.14  Conflicts Between This Agreement and the Other Loan Documents.  In
            -------------------------------------------------------------
the event of any conflict between the terms of this Agreement and the terms of any of the other Loan Documents, the terms of this Agreement shall control.

     11.15  Jury Waiver.  BORROWER, AGENT AND LENDERS EACH WAIVE ANY RIGHT TO
            -----------
HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     11.16  Limitation on Charges; Substitute Lenders; Non-Discrimination.
            -------------------------------------------------------------
Anything in Sections 3.3(c) or 7.10 notwithstanding:
            ---------------    ----

           (1) Borrower shall not be required to pay to any Lender reimbursement with regard to any costs or expenses described in such Sections, unless such Lender notifies Borrower of such costs or expenses within 90 days after the date paid or incurred;

           (2) none of the Lenders shall be permitted to pass through to Borrower charges and costs under such Sections on a discriminatory basis (i.e., which are not also passed through by such Lender to other customers of such Lender similarly situated where such customer is subject to documents providing for such pass through); and

           (3) if any Lender elects to pass through to Borrower any material charge or cost under such Sections or elects to terminate the availability of LIBOR Borrowings for any material period of time, Borrower may, within 60 days after the date of such event and so long as no Default shall have occurred and be continuing, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination Borrower
                     --------
     shall (i) if Agent and each of the other Lenders shall consent, pay that Lender all principal, interest and fees and other amounts owed to such Lender through such date of termination or (ii) have arranged for another financial institution approved by Agent (such approval not to be unreasonably withheld) as of such date, to become a substitute Lender for all purposes under this Agreement in the manner provided in Section 11.6;
                                                                 ------------
     provided further that, prior to substitution for any Lender, Borrower shall
     ----------------
     have given written notice to Agent of such intention and the Lenders shall have the option, but no obligation, for a period of 60 days after receipt of such notice, to increase their Revolving Loan Commitments in order to replace the affected Lender in lieu of such substitution.

     11.17  Amendment and Restatement; Renewal Notes.  This Agreement amends
            ----------------------------------------
and restates in its entirety that certain Loan Agreement dated as of February 12, 1999 executed by and among Borrower, The Chase Manhattan Bank (successor by merger to Chase Bank of Texas, National Association), as Agent, and certain financial institutions therein set forth. The Revolving Notes have been given in renewal, extension and modification of the revolving credit facility previously provided to Borrower pursuant to such Loan Agreement and the Term Loan Notes have been given in renewal, extension and modification of the term loans previously made to Borrower pursuant to such Loan Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                              CARROLS CORPORATION,
                              a Delaware corporation


                              By:  /s/ Joseph A. Zirkman
                                   ---------------------------------------------
                                       Joseph A. Zirkman,
                                       Vice President

                              Address for Notices:

                              968 James Street
                              Syracuse, New York 13203
                              Attention: Mr. Alan Vituli
                              Telecopy No.: (315) 425-8874

                              THE CHASE MANHATTAN BANK,
                              as Agent and as a Lender


                              By:  /s/ Kara J. Nordstrom
                                   ---------------------------------------------
                              Name:  Kara J. Nordstrom
                                     -------------------------------------------
                              Title:  Vice President
                                      ------------------------------------------

                              Address for Notices:

Revolving Loan Commitment:    712 Main Street
                              Houston, Texas 77002
$18,076,923.07                Attention:  Manager, Franchise and Trademark
                                         Finance Division
                              Telecopy No.:  (713) 216-6710
Term Loan A:
                              with a copy to:
$11,298,076.93
                              Mr. Muniram Appanna
                              Loan and Agency Services
Term Loan B:                  One Chase Manhattan Plaza
                              8th Floor
$28,500,000                   New York, New York 10081
                              Telecopy No.: 212-552-2261

                              BANK OF AMERICA, N.A.,
                              as Syndication Agent and as a Lender


                              By:  /s/ Robert J. Beckley
                                   ---------------------------------------------
                              Name:  Robert J. Beckley
                                     -------------------------------------------
                              Title:  Vice President
                                      ------------------------------------------

                              Address for Notices:

Revolving Loan Commitment:    600 Peachtree St.
                              19th Floor
$18,076,923.08                Atlanta, Georgia 30308
                              Attention: Mr. William Tucker
                              Telecopy No.: (404) 607-4075
Term Loan A:

$11,298,076.92


Term Loan B:

$5,000,000.00

                              SUNTRUST BANK,
                              as Documentation Agent and as a Lender


                              By:  /s/ J. Scott Deviney
                                   ---------------------------------------------
                              Name:  J. Scott Deviney
                                     -------------------------------------------
                              Title:  Vice President
                                      ------------------------------------------

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              Address for Notices:

                              303 Peachtree Street, NE
                              2nd Floor, MC 1922
Revolving Loan Commitment:    Atlanta, Georgia 30308
                              Attention: Mr. Scott Deviney
$18,076,923.08                Telecopy No.:  (404) 588-7189

Term Loan A:

$11,298,076.92

Term Loan B:

$5,000,000.00

                              MANUFACTURERS AND TRADERS TRUST
                              COMPANY, as Co-Agent and as a Lender


                              By:  /s/ Michele J. Martin
                                   ---------------------------------------------
                              Name:  Michele J. Martin
                                     -------------------------------------------
                              Title:  Vice President
                                      ------------------------------------------

                              Address for Notices:

Revolving Loan Commitment:    101 South Salina Street, 8th Floor
                              Syracuse, New York 13202
$18,076,923.08                Attention: Ms. Michele Martin
                              Telecopy No.: (315) 424-6777

Term Loan A:

$11,298,076.92


Term Loan B:

$5,000,000.00

                              THE NORTHERN TRUST COMPANY


                              By:  /s/ Yvette Underwood
                                   -------------------------------------------
                              Name:  Yvette Underwood
                                     -----------------------------------------
                              Title:  Vice President
                                      ----------------------------------------
                              Address for Notices:

Revolving Loan Commitment:    50 S. LaSalle Street
                              Chicago, Illinois 60675
$12,307,692.31                Attention: Ms. Yvette Underwood
                              Telecopy No.: (312) 444-7028
Term Loan A:

$7,692,307.69

Term Loan B:

$0

                              INTERNATIONAL BANK OF COMMERCE


                              By:  /s/ Steve Edlund
                                   -------------------------------------------
                              Name:  Steve Edlund
                                     -----------------------------------------
                              Title:  Executive Vice President
                                      ------------------------------------------

                              Address for Notice:
Revolving Loan Commitment:    130 East Travis
                              San Antonio, Texas 78201
$9,230,769.23                 Attention: Steve Edlund
                              Telecopy No.: 210-518-2591
Term Loan A:

$5,769,230.77

Term Loan B:

$0

                              HELLER FINANCIAL, INC.


                              By:  /s/ K. Craig Gallehugh
                                   ---------------------------------------------
                              Name:  K. Craig Gallehugh
                                     -------------------------------------------
                              Title:  Senior Vice President
                                      ------------------------------------------

                              Address for Notices:

Revolving Loan Commitment:    500 W. Monroe Street
                              Chicago, Illinois 60661
$0                            Attention: K. Craig Gallehugh
                              Telecopy No.: (312) 441-7357

Term Loan A:

$7,500,000.00

Term Loan B:

$7,500,000.00

                              BSB BANK & TRUST COMPANY


                              By:  /s/ John S. Gibbs
                                   -------------------------------------------
                              Name:  John S. Gibbs
                                     -----------------------------------------
                              Title:  Assistant Vice President
                                      ------------------------------------------

                              Address for Notices:

Revolving Loan Commitment:    431 East Fayette Street
                              Syracuse, New York 13202-1914
$6,153,846.15                 Attention: John Gibbs
                              Telecopy No.: 315-422-2153
Term Loan A:

$3,846,153.85

Term Loan B:

$0

                              FOOTHILL INCOME TRUST II, L.P.


                              By:  /s/ Dennis R. Ascher
                                   -------------------------------------------
                              Name:  Dennis R. Ascher
                                     -----------------------------------------
                              Title:  Managing Member
                                      ----------------------------------------

                              Address for Notices:

Revolving Loan Commitment:    c/o Foothill Capital Corporation
                              2450 Colorado Avenue, Suite 3000 West
$0                            Santa Monica, California 90406
                              Attention: Dennis Ascher
                              Telecopy No.: 310-453-7472
Term Loan A:

$0

Term Loan B:

$10,000,000.00

                              KZH WATERSIDE LLC

                              By:  The Chase Manhattan Bank


                                   By:  /s/ Peter Chin
                                        --------------------------------------
                                   Name:  Peter Chin
                                          ------------------------------------
                                   Title:  Authorized Agent
                                           -----------------------------------

                              Address for Notices:

Revolving Loan Commitment:    c/o The Chase Manhattan Bank
                              140 East 45th Street, 11th Floor
$0                            New York, New York 10017
                              Attention: Ms. Virginia Conway
Term Loan A:                  Telecopy No.: (212) 622-0123

$0

Term Loan B:

$5,000,000.00

                              BALANCED HIGH-YIELD FUND II LTD.


                              By:  /s/ John J. D'Angelo
                                   -------------------------------------------
                              Name:  John J. D'Angelo
                                     -----------------------------------------
                              Title:  Vice President - Asset Management
                                      ----------------------------------------

                              By:  /s/ Christine Norman
                                   -------------------------------------------
                              Name:  Christine Norman
                                     -----------------------------------------
                              Title:  Associate
                                      ----------------------------------------

                              Address for Notices:

Revolving Loan Commitment:    c/o BHF (USA) Capital Corporation
                              590 Madison Avenue
$0                            New York, New York 10022
                              Attention: John D'Angelo
                              Telecopy No.: 212-756-5536
Term Loan A:

$0

Term Loan B:

$5,000,000.00

                              STEIN ROE FLOATING RATE LIMITED
                              LIABILITY COMPANY


                              By:  /s/ Brian W. Good
                                   -------------------------------------------
                              Name:  Brian W. Good
                                     -----------------------------------------
                              Title:  Senior Vice President
                                      ----------------------------------------

                              Address for Notices:

Revolving Loan Commitment:    c/o Stein, Roe & Franham Incorporated
                              One South Wacker Drive, 33rd Floor
$0                            Chicago, Illinois 60606-4685
                              Attention: Zoltan Donovan
                              Telecopy No.: 312-368-7857
Term Loan A:

$0

Term Loan B:

$4,000,000.00

                              LIBERTY - STEIN ROE ADVISOR FLOATING
                              RATE ADVANTAGE FUND

                              By:  Stein Roe & Farnham Incorporated as
                                   Advisor


                              By:  /s/ Brian W. Good
                                   -------------------------------------------
                              Name:  Brian W. Good
                                     -----------------------------------------
                              Title:  Sr. Vice President & Portfolio Manager
                                      ----------------------------------------

                              Address for Notices:

Revolving Loan Commitment:    c/o Stein, Roe & Franham Incorporated
                              One South Wacker Drive, 33rd Floor
$0                            Chicago, Illinois 60606-4685
                              Attention: Zoltan Donovan
                              Telecopy No.: 312-368-7857
Term Loan A:

$0

Term Loan B:

$2,500,000.00

                              SRF 2000 LLC


                              By:  /s/ Ann E. Morris
                                   -------------------------------------------
                              Name:  Ann E. Morris
                                     -----------------------------------------
                              Title:  Assistant Vice President
                                      ----------------------------------------

                              Address for Notices:

Revolving Loan Commitment:    c/o Bank of America Securities LLC
                              100 North Tryon Street
$0                            NC1-001-15-01
                              Charlotte, North Carolina 28273
                              Attention: April Mays
Term Loan A:                  Telecopy No.: 704-409-0828

$0

Term Loan B:

$2,500,000.00